                                                   Registration Nos. 333-105762
                                                                     811-09359

      As filed With the Securities and Exchange Commission on May 1, 2006

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

        Pre-effective Amendment No.         [ ]

        Post-Effective Amendment No.        [4]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

        Amendment No.                       [17]

   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK SEPARATE
                               ACCOUNT USL VL-R
                          (Exact Name of Registrant)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                               830 Third Avenue
                           New York, New York 10022
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] on May 1, 2006 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        PLATINUM INVESTOR(R) SURVIVOR II


LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by The United States Life Insurance Company in the City of New York ("USL") through its Separate Account USL VL-R

                            This Prospectus is dated
                                   May 1, 2006

This prospectus describes Platinum Investor Survivor II last survivor flexible premium variable life insurance Policies issued by USL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor Survivor II Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetimes of the contingent insureds you may designate or change the beneficiary to whom Platinum Investor Survivor II pays the death benefit upon the last surviving contingent insured's death. You choose one of two death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact USL, please see "Contact Information" page 5.

The Index of Special Words and Phrases on page 66 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The USL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use USL's Separate Account USL VL-R ("Separate Account") to invest in the Platinum Investor Survivor II variable investment options. Currently, the Platinum Investor Survivor II variable investment options each purchase shares of a corresponding Fund of:

..    AIM Variable Insurance Funds ("AIM V.I.")
..    The Alger American Fund ("Alger American")
..    American Century Variable Portfolios, Inc. ("American Century VP")
..    Credit Suisse Trust ("Credit Suisse Trust")
..    Fidelity(R)Variable Insurance Products ("Fidelity(R) VIP")
..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")
..    Janus Aspen Series ("Janus Aspen")
..    J.P. Morgan Series Trust II ("JPMorgan")
..    MFS(R)Variable Insurance Trust(SM) ("MFS(R) VIT")
..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..    Oppenheimer Variable Account Funds ("Oppenheimer")
..    PIMCO Variable Insurance Trust ("PIMCO VIT")
..    Pioneer Variable Contracts Trust ("Pioneer")
..    Putnam Variable Trust ("Putnam VT")
..    SunAmerica Series Trust ("SunAmerica ST")
..    VALIC Company I ("VALIC Co. I")
..    Van Kampen Life Investment Trust ("Van Kampen LIT")
..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................6
POLICY BENEFITS................................................................6
  Your Specified Amount of Insurance...........................................6
  Death Benefit................................................................6
    Death Benefit Proceeds.....................................................6
    Death Benefit Option 1 and Option 2........................................6
      Death Benefit Option 1...................................................7
      Death Benefit Option 2...................................................7
  Full Surrenders, Partial Surrenders, Transfers, and Policy Loans.............7
    Full Surrenders............................................................7
    Partial Surrenders.........................................................7
    Transfers..................................................................7
    Policy Loans...............................................................7
  Premiums.....................................................................7
    Flexibility of Premiums....................................................7
    Free Look..................................................................8
  The Policy...................................................................8
    Ownership Rights...........................................................8
    Separate Account...........................................................8
    Fixed Account..............................................................8
    Accumulation Value.........................................................8
    Payment Options............................................................8
    Tax Benefits...............................................................8
  Supplemental Benefits and Riders.............................................8
POLICY RISKS...................................................................9
  Investment Risk..............................................................9
  Risk of Lapse................................................................9
  Tax Risks....................................................................9
  Partial Surrender and Full Surrender Risks..................................10
  Policy Loan Risks...........................................................10
PORTFOLIO RISKS...............................................................10
TABLES OF CHARGES.............................................................11
GENERAL INFORMATION...........................................................17
  The United States Life Insurance Company in the City of New York............17
  Separate Account USL VL-R...................................................17
  Guarantee of Insurance Obligations..........................................17
  Additional Information......................................................18
  Communication with USL......................................................18
    Administrative Center.....................................................18
    E-Delivery, E-Service and written transactions............................18
      E-Delivery..............................................................19
      E-Service...............................................................19
      Written transactions....................................................19
  Variable Investment Options.................................................20
  Voting Privileges...........................................................22
  Fixed Account...............................................................23
    Our general account.......................................................23
    How we declare interest...................................................23
  Preliminary Information Statement and Policy Summary........................24
  Illustrations...............................................................24
POLICY FEATURES...............................................................24
  Age.........................................................................24
  Death Benefits..............................................................25
    Your specified amount of insurance........................................25
    Your death benefit........................................................25
    Required minimum death benefit............................................26

  Base Coverage and Supplemental Coverage.....................................27
  Premium Payments............................................................29
    Premium payments..........................................................29
    Limits on premium payments................................................29
    Checks....................................................................29
    Planned periodic premiums.................................................29
    Monthly guarantee premiums................................................30
    Free look period..........................................................31
  Changing Your Investment Option Allocations.................................31
    Future premium payments...................................................31
    Transfers of existing accumulation value..................................31
    Dollar cost averaging.....................................................32
    Automatic rebalancing.....................................................32
  Market Timing and Fund-Rejected Transfers...................................33
    Market timing.............................................................33
    Fund-rejected transfers...................................................34
  Changing the Specified Amount of Insurance..................................34
    Increase in coverage......................................................34
    Decrease in coverage......................................................34
  Changing Death Benefit Options..............................................35
    Change of death benefit option............................................35
    Tax consequences of changes in insurance coverage.........................36
    Effect of changes in insurance coverage on guarantee period benefit.......36
  Effective Date of Policy and Related Transactions...........................36
    Valuation dates, times, and periods.......................................36
    Fund pricing..............................................................36
    Date of receipt...........................................................36
    Commencement of insurance coverage........................................37
    Date of issue; Policy months and years....................................37
    Monthly deduction days....................................................37
    Commencement of investment performance....................................37
    Effective date of other premium payments and requests that you make.......37
  Reports to Policy Owners....................................................38
ADDITIONAL BENEFIT RIDERS.....................................................39
  Riders......................................................................39
    Maturity Extension Rider..................................................39
    Split Policy Exchange Rider...............................................40
  Tax Consequences of Additional Rider Benefits...............................41
POLICY TRANSACTIONS...........................................................41
  E-Delivery, E-Service and Written Transactions..............................41
  Withdrawing Policy Investments..............................................41
    Full surrender............................................................41
    Partial surrender.........................................................41
    Option to exchange Policy during first 18 months..........................42
    Option to convert to paid-up endowment insurance..........................42
    Right to convert in the event of a material change in investment policy...43
    Policy loans..............................................................43
    Preferred loan interest rate..............................................44
    Maturity of your Policy...................................................44
    Tax considerations........................................................45
POLICY PAYMENTS...............................................................45
  Payment Options.............................................................45
    Change of payment option..................................................46
    Tax impact................................................................46
  The Beneficiary.............................................................46
  Assignment of a Policy......................................................46
  Payment of Proceeds.........................................................46
    General...................................................................46
    Delay of Fixed Account proceeds...........................................47

    Delay for check clearance.................................................47
    Delay of Separate Account USL VL-R proceeds...............................47
    Delay to challenge coverage...............................................47
    Delay required under applicable law.......................................48
ADDITIONAL RIGHTS THAT WE HAVE................................................48
    Underwriting and premium classes..........................................49
    Policies purchased through "internal rollovers"...........................49
    Policies purchased through term life conversions..........................49
    Variations in expenses or risks...........................................49
CHARGES UNDER THE POLICY......................................................50
    Statutory premium tax charge..............................................50
    Premium expense charge....................................................50
    Daily charge (mortality and expense risk fee).............................50
    Flat monthly charge.......................................................50
    Monthly expense charge (per $1,000 of base coverage)......................50
    Monthly insurance charge..................................................51
    Monthly charges for additional benefit riders.............................52
    Surrender charge..........................................................52
    Partial surrender processing fee..........................................53
    Transfer fee..............................................................53
    Illustrations.............................................................53
    Policy loans..............................................................53
    Charge for taxes..........................................................53
    Allocation of charges.....................................................54
  More About Policy Charges...................................................54
    Purpose of our charges....................................................54
    General...................................................................54
ACCUMULATION VALUE............................................................55
    Your accumulation value...................................................55
    Your investment options...................................................55
POLICY LAPSE AND REINSTATEMENT................................................55
FEDERAL TAX CONSIDERATIONS....................................................56
  Tax Effects.................................................................56
    General...................................................................56
    Testing for modified endowment contract status............................57
    Other effects of Policy changes...........................................58
    Rider benefits............................................................58
    Taxation of pre-death distributions if your Policy is not a modified endowment contract..............................................58
    Taxation of pre-death distributions if your Policy is a
     modified endowment contract..............................................59
    Policy lapses and reinstatements..........................................60
    Taxation of Split Policy Exchange Rider...................................60
    Diversification and investor control......................................60
    Estate and generation skipping taxes......................................60
    Life insurance in split dollar arrangements...............................61
    Pension and profit-sharing plans..........................................62
    Other employee benefit programs...........................................62
    ERISA.....................................................................62
    Our taxes.................................................................63
    When we withhold income taxes.............................................63
    Tax changes...............................................................63
LEGAL PROCEEDINGS.............................................................64
FINANCIAL STATEMENTS..........................................................65
INDEX OF SPECIAL WORDS AND PHRASES............................................66

                               CONTACT INFORMATION

Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor Survivor II Policies.

                    ADMINISTRATIVE CENTER:                       HOME OFFICE:                          PREMIUM PAYMENTS:
---------------------------------------------------------------- ------------------------------ --------------------------------
(Express Delivery)                      (U.S. Mail)              830 Third Avenue               (Express Delivery)
VUL Administration                      VUL Administration       New York, New York 10022       The United States Life
2727-A Allen Parkway                    P. O. Box 4880           1-212-709-6000                 Insurance Company in the City
Houston, Texas 77019-2191               Houston, Texas                                          of New York
1-713-831-3913, 1-800-251-3720          77210-4880                                              Payment Processing Center
(Hearing Impaired) 1-888-436-5258                                                               8430 West Bryn Mawr Avenue
Fax: 1-713-620-6653                                                                             3rd Floor Lockbox
(Except premium payments)                                                                       Chicago, IL 62713
                                                                                                (U.S. Mail)
                                                                                                The United States Life
                                                                                                Insurance Company in the City
                                                                                                of New York
                                                                                                Payment Processing Center
                                                                                                P. O. Box 0814
                                                                                                Carol Spring,, IL 60132-0814

                            ELECTRONIC SERVICES

Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 18 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

     . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

     . For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     The Policy insures the lives of two individuals, each of whom is called a "contingent insured." During the contingent insureds' lifetimes, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the last surviving contingent insured's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among the 44 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

Your Specified Amount of Insurance

     In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional specified amount under a benefit rider. Platinum Investor Survivor II is available for specified amounts of $500,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base Coverage and Supplemental Coverage" on page 27.

Death Benefit

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary upon the death of the last surviving contingent insured. We provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders during the first 5 Policy years. This guarantee is not applicable if your Policy has lapsed.

..    Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You can choose either death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the last surviving contingent insured. You must choose one of the two Options at the time we issue your Policy.

     . Death Benefit Option 1 is the specified amount on the date of the last surviving contingent insured's death; or

     . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

     Federal tax law may require us to increase payment under either of the above death benefit Options. See "Required minimum death benefit" on page 26.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

..    Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $500,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..    Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..    Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
     Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest on loaned amounts; we guarantee an annual effective interest rate of 4%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

..    Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount. You can select a premium payment plan to pay "planned periodic premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page 30) remains in effect. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

..    Ownership Rights: While the contingent insureds are living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..    Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

..    Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% annually. We may declare higher rates of interest, but are not obligated to do so.

..    Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer riders that provide supplemental benefits under the Policy. If you select the Maturity Extension Rider-Death Benefit version, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

     During the first 5 Policy year benefit period discussed on page 30, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the first 5 Policy year benefit is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide at least an Option 1 death benefit.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Although USL believes that the Policies are in compliance with Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by
Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor Survivor II Policies will meet the Section 7702 definitions of a life insurance contract. Please consult a tax adviser about these consequences.


     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 56. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's base coverage) in the event you surrender the Policy or decrease the base coverage. The surrender charge may be considerable. We will apply the surrender charge only to the base coverage portion of the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. The surrender charge period depends on the age of the younger of the contingent insureds. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

     We reduce the amount we pay on the last surviving contingent insured's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.


                                                          Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is                   Maximum Guaranteed               Current Charge
                                   Deducted                         Charge
---------------------------------- -------------------------------- -------------------------------- ------------------------------
Statutory Premium Tax Charge       Upon receipt of each premium     3.5%/1/ of each premium payment  2%/1/ of each premium payment payment

Premium Expense                    Upon receipt of each premium     5% of the premium payment        5% of the premium payment
Charge                             payment                          remaining after deduction of     remaining after deduction of
                                                                    the premium tax charge           the premium tax charge

----------
     /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                                                          Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
                                          When Charge is                Maximum Guaranteed
Charge                                    Deducted                      Charge                           Current Charge
----------------------------------------- ----------------------------- -------------------------------- --------------------------
Surrender Charge

   Maximum Charge-for a 72 year old       Upon a partial surrender or   $31.95 per $1,000 of base        $31.95 per $1,000 of base
   female, preferred non-tobacco, and a   a full surrender of your      coverage                         coverage
   72 year old female, preferred          Policy during the first 14
   non-tobacco with a specified amount    Policy years and during the
   of $500,000, of which $400,000 is      first 14 Policy years
   base coverage/1/                       following an increase in
                                          the Policy's base coverage/1/

   Minimum Charge-for a 90 year old       Upon a partial surrender or   $1.39 per $1,000 of base         $1.39 per $1,000 of base
   male, standard tobacco and a 20 year   a full surrender of your      coverage                         coverage
   old female, preferred non-tobacco      Policy during the first 14
   with a specified amount of $500,000,   Policy years and during the
   of which $400,000 is base coverage/1/  first 14 Policy years following an increase in
                                          the Policy's base coverage/1/

   Example Charge-for a 60 year old       Upon a partial surrender or   $19.88 per $1,000 of base        $19.88 per $1,000 of base
   male, preferred non-tobacco and a      a full surrender of your      coverage                         coverage
   60 year old female, preferred          Policy during the first 14
   non-tobacco with a specified amount    Policy years and during the
   of $500,000 of which $400,000 is       first 14 Policy years
   base coverage/1/                       following an increase in
                                          the Policy's base coverage/1/


Partial Surrender Processing Fee          Upon a partial surrender of   The lesser of $25 or 2% of the   $10
                                          your Policy                   partial surrender fee

Transfer Fee                              Upon a transfer of            $25 for each transfer/2/         $25 for each transfer/2/
                                          accumulation value

Policy Loan Interest Charge               Annually (in advance, on      4.75% of the loan balance        4.54% of the loan balance
                                          your Policy anniversary)

Policy Owner Additional Illustration      Upon each request for a       $25                              $0
Charge                                    Policy illustration after
                                          the first in a Policy year

----------
     /1/ The Surrender Charge will vary based on the contingent insureds' sex, age, premium class, Policy year and amount of base coverage. The surrender charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base Coverage and Supplemental Coverage" on page 27. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 4C of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

     /2/ The first 12 transfers in a Policy year are free of charge.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                          Periodic Charges
                                                 (other than Fund fees and expenses)
-----------------------------------------------------------------------------------------------------------------------------------
                                         When Charge is                Maximum Guaranteed
Charge                                   Deducted                      Charge                           Current Charge
---------------------------------------- ----------------------------- -------------------------------- ---------------------------
Flat Monthly Charge                      Monthly, at the beginning     $10                              $10
                                         of each Policy month

Cost of Insurance Charge/1/

   Maximum Charge for the first Policy   Monthly, at the beginning     $4.55 per $1,000 of net amount   $0.28 per $1,000 of net
   year-for a 90 year old male,          of each Policy month          at risk attributable to base     amount at risk attributable
   standard tobacco and a 90 year old                                  coverage; and                    to base coverage; and
   male, standard tobacco with a
   specified amount of $500,000 of                                     $4.55 per $1,000 of net amount   $0.28 per $1,000 of net
   which $400,000 is base coverage and                                 at risk attributable to          amount at risk attributable
   $100,000 is supplemental coverage                                   supplemental coverage            to supplemental coverage


   Minimum Charge for the first Policy   Monthly, at the beginning     $0.01 per $1,000 of net amount   $0.01 per $1,000 of net
   year-for a 20 year old female,        of each Policy month          at risk/2/ attributable to base  amount at risk attributable
   preferred non-tobacco and a 20 year                                 coverage; and                    to base coverage; and
   old female, preferred non-tobacco
   with a specified amount of                                          $0.01 per $1,000 of net amount   $0.01 per $1,000 of net
   $500,000, of which $400,000 is base                                 at risk attributable to          amount at risk attributable
   coverage and $100,000 is                                            supplemental coverage            to supplemental coverage
   supplemental coverage

   Example Charge for the first Policy   Monthly, at the beginning     $0.01 per $1,000 of net amount   $0.01 per $1,000 of net
   year-for a 60 year old male,          of each Policy month          at risk attributable to base     amount at risk attributable
   preferred non-tobacco and a 60 year                                 coverage; and                    to base coverage; and
   old female, preferred non-tobacco
   with a specified amount of                                          $0.01 per $1,000 of net amount   $0.01 per $1,000 of net
   $500,000, of which $400,000 is base                                 at risk attributable to          amount at risk attributable
   coverage and $100,000 is                                            supplemental coverage            to supplemental coverage
   supplemental coverage

----------
     /1/ The Cost of Insurance Charge will vary based on the contingent insureds' sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base Coverage and Supplemental Coverage" on page 27. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 4B of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Preliminary Information Statement and Policy Summary" on page 24 of this prospectus. Policy illustrations, which show the impact of cost of insurance charges on Policy values, are free until you purchase a Policy. Thereafter we reserve the right to charge $25 for each illustration after the first in each Policy year.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                                          Periodic Charges
                                                 (other than Fund fees and expenses)
-----------------------------------------------------------------------------------------------------------------------------------
                                          When Charge is Deducted      Maximum Guaranteed
Charge                                    Deducted                     Charge                          Current Charge
----------------------------------------- ---------------------------- ------------------------------- ----------------------------
Monthly Expense Charge (per $1,000 of
base coverage)/1/

   Maximum Charge-for a 90 year old       Monthly, at the beginning    $2.12 for each $1,000 of base   $2.12 for each $1,000 of
   male, standard tobacco and a 90 year   of each Policy month.        coverage                        base coverage
   old male, standard tobacco with a      This charge is imposed
   specified amount of $500,000, of       during the first 4 Policy
   which $400,000 is base coverage        years and the first 4
                                          Policy years following an
                                          increase in base coverage/2/

   Minimum Charge-for a 20 year old       Monthly, at the beginning    $0.09 for each $1,000 of base   $0.09 for each $1,000 of
   female, preferred non-tobacco and a    of each Policy month.        coverage                        base coverage
   20 year old female, preferred          This charge is imposed
   non-tobacco with a specified amount    during the first 4 Policy
   of $500,000, of which $ 400,000 is     years and the first 4
   base coverage                          Policy years following an
                                          increase in base coverage/2/

   Example Charge-for a 60 year old       Monthly, at the beginning    $0.58 for each $1,000 of base   $0.58 for each $1,000 of
   male, preferred non-tobacco and a      of each Policy month.        coverage                        base coverage
   60 year old female, preferred          This charge is imposed
   non-tobacco with a specified amount    during the first 4 Policy
   of $500,000, of which $400,000 is      years and the first 4
   base coverage                          Policy years following an
                                          increase in base coverage/2/

Daily Charge (mortality and expense
risk fee)

   Policy years 1-15/3, 4/                Daily                        annual effective rate of 0.75%  annual effective rate of
                                                                                                       0.75%

----------
     /1/ The monthly expense charge is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The monthly expense charge per $1,000 of base coverage will vary based on the amount of base coverage and each of the contingent insured's sex, age and premium class. See "Base Coverage and Supplemental Coverage" on page 27. The monthly expense charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 4 of your Policy will indicate the initial monthly expense charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge For First Four Years." More detailed information covering your monthly expense charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your insurance representative. There is no additional charge for any illustrations which may show various amounts of base and supplemental coverage.

     /2/ The charge assessed during the first 4 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

     /3/ After the 15th Policy year, the daily charge will be as follows:
               Policy years 16-30.............annual effective rate of 0.50%
               Policy years 31+................annual effective rate of 0.15%
         These reductions in the amount of the daily charge are guaranteed.

     /4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                                          Periodic Charges
                                                   (optional benefit riders only)
-----------------------------------------------------------------------------------------------------------------------------------
                                        When Charge is              Maximum Guaranteed
Optional Benefit Rider Charges          Deducted                    Charge                           Current Charge
--------------------------------------- --------------------------- -------------------------------- ------------------------------
Maturity Extension Rider Death
Benefit Version

   Initial Charge                       Monthly beginning 9 years   $1 per $1,000 of net amount at   $0.03 per $1,000 of net amount
                                        before your original        risk attributable to the         at risk attributable to the
                                        maturity date               Policy (without any riders)      Policy (without any riders)

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2005. Current and future expenses for the Funds may be higher or lower than those shown.


                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
--------------------------------------------------------------------------------
                     Charge                          Maximum         Minimum
-------------------------------------------------  -----------  ----------------
Total Annual Fund Operating Expenses for all of       1.26%           0.24%
the Funds (expenses that are deducted from portfolio assets include management fees, distribution (12b-1) fees, and other expenses)/1/

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
     /1/ Currently 13 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2007. The impact of contractual reimbursements or fee waivers is as follows:


                     Charge                          Maximum         Minimum
-------------------------------------------------  -----------  ----------------
Total Annual Fund Operating Expenses for all          1.26%           0.24%
of the Funds After Contractual Reimbursement or Fee Waiver

                               GENERAL INFORMATION

The United States Life Insurance Company in the City of New York

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 57 separate "divisions," 44 of which correspond to the 44 variable "investment options" under the Policy. The remaining 13 divisions, and all of these 44 divisions, represent investment options available under other variable life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners.

Guarantee of Insurance Obligations

     Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

     USL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of USL.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with USL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the last surviving contingent insured's death, including any related documentation, to our Administrative Center address.

     E-Delivery, E-Service and written transactions. There are several different ways to request and receive Policy services.

     E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

     E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

     Written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service.

     .    transfer of accumulation value;*
     .    change of allocation percentages for premium payments; *
     .    change of allocation percentages for Policy deductions; *
     .    loan,
     .    full surrender,
     .    partial surrender,
     .    change of beneficiary or contingent beneficiary,
     .    loan repayments or loan interest payments,
     .    change of death benefit option or manner of death benefit payment,
     .    change in specified amount,
     . addition or cancellation of, or other action with respect to any benefit riders,
     .    election of a payment option for Policy proceeds, and
     .    tax withholding elections.

----------
* These transactions are permitted by E-Service or in writing.

We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our

Administrative Center, shown under "Contact Information" on page 5, or from your USL representative. Each communication must include your name, Policy number and the contingent insured's names. We cannot process any requested action that does not include all required information.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). Fund sub-advisers are shown in parenthesis.

                   Variable Investment Options                             Investment Adviser (sub-adviser, if applicable)
------------------------------------------------------------------- --------------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares                A I M Advisors, Inc.

Alger American Leveraged AllCap Portfolio - Class O Shares/1/       Fred Alger Management, Inc.

Alger American MidCap Growth Portfolio - Class O Shares             Fred Alger Management, Inc.

American Century VP Value Fund                                      American Century Investment Management, Inc.

Credit Suisse Trust Small Cap Growth Portfolio                      Credit Suisse Asset Management, LLC

Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2/2/    Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Investments Money Management, Inc.)
                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/3/        Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Equity-Income Portfolio - Service Class 2           Fidelity Management & Research Company (FMR Co., Inc.)

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 /4/        Strategic Advisers(R), Inc.
                                                                    Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/         Strategic Advisers(R), Inc.
                                                                    Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/         Strategic Advisers(R), Inc.
                                                                    Fidelity Management & Research Company

Fidelity(R) VIP Growth Portfolio - Service Class 2                  Fidelity Management & Research Company (FMR Co., Inc.)

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                 Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)

Franklin Templeton VIP Franklin Small Cap Value Securities Fund -   Franklin Advisory Services, LLC
Class 2

Franklin Templeton VIP Franklin U.S. Government Fund - Class 2      Franklin Advisers, Inc.


                                       20             (See footnotes on page 21)

                   Variable Investment Options                             Investment Adviser (sub-adviser, if applicable)
------------------------------------------------------------------- --------------------------------------------------------------
Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 /7/  Franklin Mutual Advisers, LLC

Franklin Templeton VIP Templeton Foreign Securities Fund - Class 2  Templeton Investment Counsel, LLC

Janus Aspen International Growth Portfolio - Service Shares         Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio - Service Shares               Janus Capital Management LLC

JPMorgan Small Company Portfolio                                    J.P. Morgan Investment Management Inc.

MFS(R) VIT New Discovery Series - Initial Class /8/                 Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class /9/                      Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio                       Neuberger Berman Management Inc. (Neuberger Berman LLC)

Oppenheimer Balanced Fund/VA - Non-Service Shares /10/              OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares          OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative   Pacific Investment Management Company LLC
Class/11/

PIMCO VIT Real Return Portfolio - Administrative Class /12/         Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class               Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class             Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares                Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                        Putnam Investment Management, LLC

Putnam VT International Growth and Income Fund - Class IB           Putnam Investment Management, LLC

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares          AIG SunAmerica Asset Management Corp.

SunAmerica ST SunAmerica Balanced Portfolio - Class 1 Shares /13/   AIG SunAmerica Asset Management Corp.

VALIC Co. I International Equities Fund                             VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                                      VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund                                     VALIC* (AIG SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq-100(R) Index Fund                                VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology Fund /14/                          VALIC* (T. Rowe Price Associates, Inc.)

VALIC Co. I Small Cap Index Fund                                    VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund                                        VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and Income Portfolio - Class I Shares         Van Kampen Asset Management

Vanguard VIF High Yield Bond Portfolio                              Wellington Management Company, LLP

Vanguard VIF REIT Index Portfolio                                   The Vanguard Group, Inc.

----------
     /1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.
     /2/ The Fund type for Fidelity(R) VIP Asset Manager (SM) Portfolio - \ Service Class 2 is high total return.
     /3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
     /4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
     /5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
     /6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
     /7/  The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
          - Class 2 is capital appreciation.
     /8/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is small cap growth.
     /9/ The Fund type for MFS(R) VIT Research Series - Initial Class is long-term growth.
     /10/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is
          total return.
     /11/ The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio -
          Administrative Class is maximum real return.
     /12/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative
          Class is maximum real return.

     /13/ The Fund type for SunAmerica ST SunAmerica Balanced Portfolio - Class
          1 Shares is capital appreciation.
     /14/ The Fund type for VALIC Co. I Science & Technology Fund is capital appreciation. This Fund is a sector fund.

     *    "VALIC" means The Variable Annuity Life Insurance Company.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 50.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized. We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 54. The "daily charge" described on page 50 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.


     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Preliminary Information Statement and Policy Summary

     Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

Illustrations

     After you purchase your Policy and upon your request, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) each of the contingent insured's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options. A personalized illustration takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

     A personalized illustration is illustrative only and should not be considered a representation of actual future performance. Your actual rates of return and actual charges may be higher or lower than an illustration. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

                                 POLICY FEATURES

Age

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

     Your specified amount of insurance. In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base Coverage and Supplemental Coverage" on page 27.

     We also guarantee a death benefit for a specified period provided you have paid the required monthly premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page
30. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     Your death benefit. You must choose between death benefit Option 1 and Option 2 under the Policy at the time it is issued. You may change your Option choice at any later time before the death of the last surviving contingent insured. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the last surviving contingent insured's death.

     . Option 2--The sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

     See "Partial surrender" on page 41 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under Option 2, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under Option 2.

     Any premiums we receive after the last surviving contingent insured's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected death benefit Option 1 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 4A of your Policy. The required minimum death benefit percentage varies based on the age, sex and premium classes of the contingent insureds. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a 60 year old male contingent insured, preferred non-tobacco premium class, and a 60 year old female contingent insured, preferred non-tobacco premium class. These individuals are the same two contingent insureds whose characteristics we use to illustrate the "Example Charge" in each of the Tables of Charges beginning on page 11 of this prospectus.

                          APPLICABLE PERCENTAGES UNDER
                          CASH VALUE ACCUMULATION TEST

Policy         1        2        3        5      10       20       30       40
Year

%             263%     253%     244%     226%    188%     140%     118%     104%


     If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the younger contingent insured's age is 40 or less, and decreases each year thereafter to 100% when the younger contingent insured's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                          APPLICABLE PERCENTAGES UNDER
                             GUIDELINE PREMIUM TEST

Younger
Contingent
Insured's
Attained
Age*          40      45      50      55     60     65      70      75      95+

%             250%    215%    185%    150%   130%   120%    115%    105%    100%

*We use the younger contingent insured's attained age for this purpose even if the younger contingent insured is the first to die.


     Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

Base Coverage and Supplemental Coverage

     When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage (which will always be present); and supplemental coverage, which may also be included.

     Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years, you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

     You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

     . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

     .    Supplemental coverage has no surrender charges;

     . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage; and

     .    The monthly expense charge does not apply to supplemental coverage.

     You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must be base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct from your accumulation value any surrender charge that applies to the decrease in your base coverage. Supplemental coverage has no surrender charge.

     You can use the mix of base and supplemental coverage to emphasize your own objectives. Before deciding how much, if any, supplemental coverage you should have, you should discuss with your USL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the contingent insureds. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 8, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 56. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the contingent insureds do not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 34).

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the first 5

Policy year benefit (described under "Monthly guarantee premiums" on page 30) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, or that the first 5 Policy year benefit is not in effect, as a result of the deductions we periodically make from your accumulation value.

     Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

     We provide this benefit for the first 5 Policy years for all Policies. We call this our "guarantee period" benefit and here are its terms and conditions:

     . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

     . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any Policy loans, is at least equal to the sum of the monthly guarantee premiums plus any partial surrenders for all Policy months to date, including the Policy month then starting.

     . So long as at least this amount of premium payments has been paid by the beginning of the Policy month, the Policy will not enter a grace period or terminate (i.e., lapse) because of insufficient cash surrender value.

     . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

     During the first 5 Policy years, whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease.

     . For increases in the specified amount, the new monthly guarantee premium is calculated based on the contingent insureds' underwriting characteristics at the time of the increase and the amount of the increase.

     . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

     . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

     . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

     The period of coverage for this benefit is unaffected by the contingent insureds' ages at the Policy's date of issue or your choice of base coverage and supplemental coverage. The period for this benefit will not be extended or otherwise changed by changes in the specified amount, the addition, deletion or change in benefit riders, or by reinstatement of the Policy.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

     . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 48.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 36.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Market Timing and Fund-Rejected Transfers

     Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

     . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

     . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

     In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

     Fund-rejected transfers. Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. We will follow the Fund's instructions. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while both contingent insureds are living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that both contingent insureds continue to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the ages, gender and premium classes of the contingent insureds at the time of the increase. Also, a new amount of surrender charge:

     . applies to any amount of the increase that you request as base (rather than supplemental) coverage; and

     . applies to the amount of the increase for up to 14 Policy years following the increase.

     Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be assessed for the first 4 Policy years following the increase, and will be applied only to the increase in your base coverage. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase with one exception. Base coverage must be at least 10% of the total specified amount after the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:


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



     .    $500,000, and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

     We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

     . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

     . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion; and

     . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

     We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in base coverage will not reduce either the monthly charge per $1,000 of base coverage or the length of time we assess the charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 4 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 4 years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the last surviving contingent insured request us to change your coverage from death benefit Option 1 to Option 2 or vice-versa.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Changing the Specified Amount of Insurance
          - Decrease in Coverage" on page 34. We will not charge a surrender charge for this reduction in specified amount. The monthly expense charge per $1000 of base coverage and the cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if the base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 56 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

     Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 30.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the contingent insureds' premium classes should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in either of the contingent insureds health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the contingent insureds meet certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium classes. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the contingent insureds, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

     . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise your right to return your Policy described under "Free look period" on page 31 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.


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



                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For the Maturity Extension Rider-Death Benefit version, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version of the rider.

          The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          Under the Death benefit version, we will charge you a monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges under the Death Benefit version if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.


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



     The Accumulation Value version may be selected at any time before your original maturity date. The Death Benefit version of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period described earlier, before your original maturity date.

     There are features common to both riders. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 50. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

     Extension of the maturity date beyond the younger contingent insured's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     Split Policy Exchange Rider. This rider provides you with the right at any time while both contingent insureds are living to request that the Policy be split into two separate policies, insuring each of the contingent insureds under new, single life policies. In order for you to exercise this right, neither contingent insured could have the "uninsurable" premium class when the original Policy was issued. Here are the additional features about this rider:

     . You can choose to exchange only if the contingent insureds were married to one another and have divorced, the federal unlimited marital deduction is repealed, or there is a reduction of at least 50% of the tax rate in the maximum federal estate tax bracket. However, in the case of divorce, the divorce decree must have been final at least 24 months before the exchange. In these situations, the original Policy's specified amount and cash surrender value will be split equally between the two new policies.

     . You can choose the amount of coverage on each policy, as long as the total equals the death benefit amount of the Policy. We will transfer the cash surrender value of the Policy, after paying off any outstanding loan, to the new policies in the same proportion as the new face amounts are to each other.

     . The new policies can be any flexible or level premium whole life policy or endowment plan we would ordinarily issue when this rider is exercised.

     .    The Policy terminates when we issue the new policies.

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
56. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 24. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 50.

E-Delivery, E-Service and Written Transactions

     See page 18 for information regarding E-Delivery, E-Service and written transactions.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor Survivor II Policy will have any cash surrender value during at least the first year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $500,000.

     We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

     . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

     . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

     . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

     We will deduct any remaining surrender charge that is associated with any portion of your Policy's base amount of coverage that is canceled. If the Option 2 death benefit is then in effect, we will automatically reduce your accumulation value.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

     . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

     . the amount of insurance of the new policy will be the same as the initial amount of your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

     . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

     . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

     .    evidence of insurability will not be required for the exchange.

     Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

     . we use your original Policy's cash surrender value as a single premium for the new policy;

     . we use the contingent insureds' ages at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

     . you will owe no additional premiums or other charges during the entire time the new policy is in force;

     . the new policy is "non-participating" which means you will not be entitled to any dividends from USL;

     . we will pay the amount of coverage to the beneficiary when the last surviving insured dies and the new policy will terminate; and

     . we will pay the amount of coverage to the owner if the younger contingent insured is living at age 100 and the new policy will terminate.

     Right to convert in the event of a material change in investment policy. Under New York law, if there is a material change in the investment policy of Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of: (1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

     If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on a full surrender or any partial surrenders permitted under your old Policy will be waived. However, there may be a surrender charge on a full surrender or any partial surrenders permitted under your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500, or, if less your Policy's cash surrender value less the loan interest payable to your next Policy anniversary.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $10 unless it is the final payment) of your loan at any time before the death of the last surviving contingent insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the last surviving contingent insured's death.

     Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4%. We intend to set the rate of interest you are paying to the same 4% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4%, and

     .    will never exceed an annual effective rate of 4.25%.

     Because we first began offering the Policies in 2004, we have not yet declared a preferred loan interest rate.

     Maturity of your Policy. If one or both contingent insureds are living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the younger contingent insured's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders - Riders - Maturity Extension Rider," on page 39.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 56 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the last surviving contingent insured's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of either contingent insured unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the last surviving contingent insured dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the last surviving contingent insured's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during either contingent insured's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during either contingent insured's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if either contingent insured becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations.

     Underwriting and premium classes. We currently have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

     .    Three Non-tobacco classes: preferred, standard and special;
     .    Three Tobacco classes: preferred, standard and special; and
     .    One additional class: uninsurable.

     Various factors such as the contingent insureds' ages, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy.

     The term "uninsurable" is used in a special way when we issue a Policy. "Uninsurable" describes a person proposed to become insured under a Policy who would not pass our requirements to be insured under one of our policies that insures only one life. Under some conditions a person who is uninsurable can become a contingent insured under a Policy. The other contingent insured cannot be uninsurable.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Survivor II Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York Department of Insurance may require that we seek its prior approval before we make some of these changes.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Statutory premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.50% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5% from the remaining amount. We may lower this percentage deduction but it is guaranteed never to exceed 5%. USL receives this charge to cover sales expenses, including commissions.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.75% (3/4 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 15 years, however, we will reduce this rate to an annual effective rate of 0.50%, and after 30 years, to an annual effective rate of 0.15%. Although the years for the reduction of rates may not be changed, we may lower these current rates but they can never exceed the rates set forth in this paragraph. USL receives this charge to pay for our mortality and expense risks.

     Flat monthly charge. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. The flat monthly charge is the "Monthly Administration Fee" shown on page 4 of your Policy. USL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

     Monthly expense charge (per $1,000 of base coverage). The Policies have a monthly expense charge which will be deducted during the first four Policy years, and during the first four years of any increase in base coverage. Your Policy refers to this charge as the "Monthly Expense Charge for First Four Years." We will apply this four year monthly expense charge only to the base coverage portion of the specified amount. Any decrease in base coverage will not change the monthly expense charge. This charge varies according to the ages, gender and the premium classes of both of the contingent insureds, as well as the amount of base age. This charge can range from a maximum of $2.12 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.09 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $0.58 for each $1,000 of base coverage. USL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the last surviving contingent insured died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for contingent insureds in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the contingent insureds grow older. Also our cost of insurance rates will generally be lower if one or both of the contingent insureds is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users. On the other hand, contingent insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York Department of Insurance and will be determined at least every five years.

     Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. USL receives this charge to also fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the contingent insureds or the specific coverage you choose under the rider. The riders we offer are two versions of the Maturity Extension Rider and the Split Policy Exchange Rider. The riders are described beginning on page 39, under "Additional Benefit Riders and Options." The specific charges for any rider you choose are shown on page 4 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

     The surrender charge period depends on the age of the younger of the contingent insureds. The amount of the surrender charge depends on the age, gender and premium classes of both of the contingent insureds. Your Policy's surrender charge will be found in the table beginning on page 4C of your Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $31.95 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $1.39 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $19.88 per $1,000 of base coverage (or any increase in the base coverage).

     The surrender charge decreases on an annual basis beginning in the second year of its 14 year period referred to above until, in the fifteenth year, it is zero. These decreases are also based on the age, gender and premium classes of both of the contingent insureds.

     The following chart illustrates how the surrender charge declines over the first 14 Policy years. The chart is for a 60 year old male and a 60 year old female, who are the same persons to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other contingent insureds because the amount of the annual reduction in the surrender charge may differ.


                                  Surrender Charge for a 60 Year Old Male and a 60 Year Old Female
----------------------------------------------------------------------------------------------------------------------------------
Policy
Year           1       2       3      4        5        6       7       8       9       10       11      12     13      14     15
----------- ------- ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- ------- ------ ------- ----
Surrender
Charge
Per $1,000
of Base
Coverage     $19.88  $19.43  $18.95  $18.46  $17.95   $17.43  $15.68  $14.00   $12.39  $10.86   $8.35   $6.01   $3.83  $1.83    $0

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 41 and "Change of death benefit option" beginning on page 35.

     For those Policies that lapse in the first 14 Policy years, USL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. The older and the greater health risk the contingent insureds are when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the contingent insureds' age, sex and premium classes to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. USL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. USL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 43.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 15. All maximum guaranteed charges also appear in your Policy.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 54.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that contingent insureds will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the last surviving contingent insured dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 50 under "Statutory premium tax charge" and "premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 50 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center. See "Contact Information" on page 5.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 54. The "daily charge" described on page 50 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from USL.

                         POLICY LAPSE AND REINSTATEMENT

     During the first 5 Policy year benefit period discussed on page 30, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the last surviving contingent insured dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that each contingent insured who was living when the policy lapsed is still living and meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature, and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     Although USL believes that the Policies are in compliance with Section 7702 of the Code at issue, the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor Survivor II Policies, will meet the Section 7702 definition of a life insurance contract.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free I.R.C. ss.1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the contingent insureds' lifetimes and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while either contingent insured is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Taxation of Split Policy Exchange Rider. You can split the Policy into two other single life insurance policies under the Split Policy Exchange Rider. A policy split could have adverse tax consequences if it is not treated as a nontaxable exchange under Section 1035 of the Code. This could include, among other things, recognition as taxable income on amounts up to any gain in the Policy at the time of the exchange.

     Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the last surviving contingent insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

     Estate and generation skipping taxes. If the last surviving contingent insured is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the last surviving contingent insured, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2006. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2006. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, contingent insured or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the

Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with both contingent insureds' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the contingent insureds or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

     On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of USL, the Separate Account and its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

     AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including USL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

     Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York

("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

     As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

     Subject to the receipt of permanent relief, USL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                              FINANCIAL STATEMENTS

     The Financial Statements of USL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-251-3720.

                       INDEX OF SPECIAL WORDS AND PHRASES

This index should help you to locate more information about some of the terms and phrases used in this prospectus.


                                                                    Page to
                                                                    see in this
Defined Term                                                        Prospectus
------------                                                        -----------

accumulation value......................................................      8

Administrative Center...................................................      5

automatic rebalancing...................................................     32

base coverage...........................................................     27

basis...................................................................     58

beneficiary.............................................................     46

cash surrender value....................................................      7

cash value accumulation test............................................     26

close of business.......................................................     36

Code....................................................................      9

Contact Information ....................................................      5

contingent insured......................................................      6

cost of insurance rates.................................................     51

daily charge............................................................     50

date of issue...........................................................     37

death benefits..........................................................     25

dollar cost averaging...................................................     32

Fixed Account...........................................................     23

full surrender..........................................................      7

grace period............................................................     55

guarantee period benefit................................................     25

guideline premium test..................................................     26

investment options......................................................     55

lapse...................................................................      9

loan (see "Policy loans" in this Index).................................      7

loan interest...........................................................     43

maturity, maturity date.................................................     45

modified endowment contract.............................................     57

monthly deduction day...................................................     37

monthly guarantee premium...............................................     30

monthly insurance charge................................................     51

                                                                    Page to
                                                                    see in this
Defined Term                                                        Prospectus
------------                                                        -----------

net amount at risk......................................................     13

Option 1, Option 2......................................................      6

partial surrender.......................................................     41

payment options.........................................................     45

planned periodic premiums...............................................     29

Policy loans............................................................     43

Policy month, year......................................................     37

preferred loan..........................................................     44

premium classes.........................................................     49

premium payments........................................................     29

reinstate, reinstatement................................................     55

required minimum death benefit..........................................     26

required minimum death benefit percentage...............................     26

Separate Account USL VL-R...............................................     17

seven-pay test..........................................................     57

specified amount........................................................      6

supplemental coverage...................................................     27

surrender...............................................................     10

transfers...............................................................     31

uninsurable.............................................................     49

valuation date..........................................................     36

valuation period........................................................     36

variable investment options.............................................     20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2006 American International Group, Inc. All rights reserved.

AGLC0375 Rev0306

[GRAPHIC APPEARS HERE]                               Service that Clicks.

                          Easy, and convenient for you

With E-Service from AIG American General/1/, you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with E-Delivery,/2/ you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

E-Service Highlights

..  Policy information available
   -- Values
   -- Billing information

..  Transactions available
   -- Address changes
   -- VUL allocation changes/2/
   -- VUL fund transfers/2/
   -- Beneficiary changes

..  Service forms can be downloaded

..  Frequently asked questions (FAQ)

E-Delivery/2/ Highlights
..  Receive email notifications of newly posted
   -- VUL prospectuses
   -- Fund financial reports

/1/ AIG American General, www.aigag.com, is the marketing name for the insurance companies and affiliates of American International Group, Inc. (AIG), which comprise AIG's Domestic Life Insurance Operations, including The Unites States Life Insurance Company in the City of New York.

/2/ Not available for all products.

                             [GRAPHIC APPEARS HERE]

Need more information?
Call our E-Service Customer Service Center at
800-280-2011 between 7:00 a.m. and 6:00 p.m.
Central Time, Monday through Friday.

Visit www.aigag.com and click on the link to sign up for E-Service and E-Delivery!

The United States Life Insurance Company in the City of New York
A member company of American International Group, Inc.

VUL Administration
P.O. Box 4880
Houston, Texas 77210-4880
www.aigag.com

Variable life insurance policies issued by United States Life Insurance Company in the City of New York are distributed by American General Equity Services Corporation, member NASD and a member company of American International Group, Inc.

Policies are available only in the state of New York.

(C)2006 American International Group, Inc. All rights reserved.
AGLC101423 REV0306

--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]                               [LOGO] AIG AMERICAN GENERAL

                                                          [GRAPHIC APPEARS HERE]

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO] AIG AMERICAN GENERAL             The United States Life Insurance Company
                                                         in the City of New York

For additional information about the Platinum Investor(R) Survivor II Policy and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2006. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-251-3720. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor Survivor II Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F. Street NE, Washington, D.C. 20549.

Policies issued by:
The United States Life Insurance Company in the City of New York
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor Survivor II Last Survivor Flexible Premium Variable Life Insurance
Policy Form Number 01206N

Available only in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York ("USL") are its responsibility. USL is responsible for its own financial condition and contractual obligations. The Policies are not available in all states.

                          -----------------------------
                               For E-Service and
                             E-Delivery, or to view
                            and print Policy or Fund
                            prospectuses visit us at
                                 www.aigag.com
                          -----------------------------


                                 [LOGO OF IMSA]
                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                       Membership in IMSA applies only to
                        The United States Life Insurance
                      Company in the City of New York and
                              not to its products.

(C)2006 American International Group, Inc.
All rights reserved.                                      ICA File No. 811-09359

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R

                       PLATINUM INVESTOR(R) SURVIVOR II

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-251-3720; 1-713-831-3913; HEARING IMPAIRED: 1-888-436-5258

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2006

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated May 1, 2006, describing the Platinum Investor Survivor II last survivor flexible premium variable life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Each term used in this SAI has the same meaning as is defined in the Policy prospectus.

                               TABLE OF CONTENTS

                 GENERAL INFORMATION......................  3

                    USL...................................  3
                    Separate Account USL VL-R.............  3
                    American Home Assurance Company.......  3

                 SERVICES.................................  4

                 DISTRIBUTION OF THE POLICIES.............  4

                 PERFORMANCE INFORMATION..................  6

                 ADDITIONAL INFORMATION ABOUT THE POLICIES  6

                        Gender neutral policies...........  6
                        Cost of insurance rates...........  7
                        Certain arrangements..............  7
                    More About The Fixed Account..........  7
                        Our general account...............  7
                        How we declare interest...........  7
                    Adjustments to Death Benefit..........  7
                        Suicide...........................  7
                        Wrong age or gender...............  8
                        Death during grace period.........  8

                 ACTUARIAL EXPERT.........................  8

                 MATERIAL CONFLICTS.......................  8

                 FINANCIAL STATEMENTS.....................  9

                    Separate Account Financial Statements.  9
                    USL Financial Statements..............  9
                    American Home Financial Statements....  9

                 INDEX TO FINANCIAL STATEMENTS............ 10

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 57 separate "divisions," 44 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 44 divisions and the remaining 13 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

   The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, USL paid AGLC for these services $124,859,506, $130,872,664 and $121,370,503, respectively.

   USL and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, USL paid AIG zero for these services.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

  . 90% of the premiums received in the first Policy year up to a "target" amount;

  . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

  . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

  . 0.20% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

  . 0.10% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 20;

  . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

  . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.


                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.


                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.24 to 1.26% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About The Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.


                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.


                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

  .   state insurance law or federal income tax law changes;

  .   investment management of an investment portfolio changes; or

  . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.


                             FINANCIAL STATEMENTS

   In 2002, due to AIG's acquisition of USL and its affiliated companies, USL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 and 787 Seventh Avenue, New York, New York 10019 to PricewaterhouseCoopers LLP ("PwC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2005 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2005 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

   As of the date of this SAI, none of the assets of the Separate Account were attributable to the Policies.

USL Financial Statements

   The balance sheets of USL at December 31, 2005 and 2004 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2005, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005, appear herein, in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI primarily as bearing on the ability of USL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Policies.

I. Separate Account USL VL-R 2005 Financial Statements                                                          Page
------------------------------------------------------                                                          ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm............................ USL VL-R -1
Statement of Net Assets as of December 31, 2005................................................................ USL VL-R - 2
Statement of Operations for the year ended December 31, 2005................................................... USL VL-R - 3
Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004.............................. USL VL-R - 4
Notes to Financial Statements.................................................................................. USL VL-R -17

II. USL 2005 Financial Statements                                                                               Page
---------------------------------                                                                               ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm............................ F - 1
Balance Sheets as of December 31, 2005 and 2004................................................................ F - 2
Statements of Income for the years ended December 31, 2005, 2004 and 2003...................................... F - 4
Statements of Shareholder's Equity for the years ended December 31, 2005, 2004 and 2003........................ F - 5
Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003.................................. F - 6
Statements of Comprehensive Income for the years ended December 31, 2005, 2004 and 2003........................ F - 7
Notes to Financial Statements.................................................................................. F - 8

III. American Home Financial Statements (Statutory Basis)                                                       Page
---------------------------------------------------------                                                       ----
Report of PricewaterhouseCoopers LLP, Independent Auditors.....................................................   2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2005 and 2004...............................   3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of December 31, 2005 and 2004..............   4
Statements of Income and Changes in Capital and Surplus (Statutory Basis) for the years ended December 31, 2005
  and 2004.....................................................................................................   5
Statements of Cash Flow (Statutory Basis) for the years ended December 31, 2005 and 2004.......................   6
Notes to Statutory Basis Financial Statements..................................................................   7

[LOGO] AIG AMERICAN GENERAL



                                              Variable Universal Life Insurance
                                                      Separate Account USL VL-R

                                                                           2005
                                                                  Annual Report

                                                              December 31, 2005

               The United States Life Insurance Company in the City of New York
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor (the "Separate Account") at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the investment companies, provide a reasonable basis for our opinion. The financial highlights as of and for the year ended December 31, 2001 were audited by other independent auditors whose report dated March 7, 2002, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

April 5, 2006

                                 USL VL-R - 1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF NET ASSETS
December 31, 2005

                                                                                             Due from (to) The United
                                                                             Investment       States Life Insurance
                                                                        securities - at fair  Company in the City of
Divisions                                                                      value                 New York         Net Assets
----------------------------------------------------------------------- -------------------- ------------------------ ----------
AIM V.I. International Growth Fund - Series I                                 $ 37,324                 $ 1             $ 37,325
AIM V.I. Premier Equity Fund - Series I                                        105,296                  --              105,296
Alger American MidCap Growth Portfolio - Class O Shares                             13                  --                   13
American Century VP Value Fund - Class I                                        45,606                  (1)              45,605
Credit Suisse Small Cap Growth Portfolio                                        17,142                   1               17,143
Dreyfus IP MidCap Stock Portfolio - Initial shares                               8,048                  --                8,048
Dreyfus VIF Developing Leaders Portfolio - Initial shares                       55,901                  --               55,901
Dreyfus VIF Quality Bond Portfolio - Initial shares                             26,247                  --               26,247
Fidelity VIP Asset Manager Portfolio - Service Class 2                             712                  --                  712
Fidelity VIP Contrafund Portfolio - Service Class 2                            245,554                  --              245,554
Fidelity VIP Equity-Income Portfolio - Service Class 2                          67,923                  (1)              67,922
Fidelity VIP Growth Portfolio - Service Class 2                                 97,816                  (1)              97,815
Fidelity VIP Mid Cap Portfolio - Service Class 2                                    22                  --                   22
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2            189                  --                  189
Franklin Templeton - Franklin U.S. Government Fund - Class 2                       470                  --                  470
Franklin Templeton - Mutual Shares Securities Fund - Class 2                     4,774                  --                4,774
Franklin Templeton - Templeton Foreign Securities Fund - Class 2                27,921                   1               27,922
Janus Aspen Series International Growth Portfolio - Service Shares              31,770                  --               31,770
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                     1,795                  --                1,795
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                  64,445                  --               64,445
JPMorgan Mid Cap Value Portfolio                                                   287                  (1)                 286
JPMorgan Small Company Portfolio                                                21,775                  --               21,775
MFS VIT Capital Opportunities Series - Initial Class                             1,965                  --                1,965
MFS VIT Emerging Growth Series - Initial Class                                 154,686                  --              154,686
MFS VIT New Discovery Series - Initial Class                                     1,738                  --                1,738
MFS VIT Research Series - Initial Class                                        121,683                  --              121,683
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         19,759                  --               19,759
Oppenheimer Global Securities Fund/VA - Non-Service Shares                         282                  --                  282
PIMCO VIT Real Return Portfolio - Administrative Class                          20,616                  --               20,616
PIMCO VIT Short-Term Portfolio - Administrative Class                              861                  --                  861
PIMCO VIT Total Return Portfolio - Administrative Class                         52,191                  --               52,191
Pioneer Fund VCT Portfolio - Class I                                            31,296                  --               31,296
Pioneer Growth Opportunities VCT Portfolio - Class I                             8,132                  --                8,132
Putnam VT Diversified Income Fund - Class IB                                    29,129                  --               29,129
Putnam VT Growth and Income Fund - Class IB                                    223,558                  --              223,558
Putnam VT International Growth and Income Fund - Class IB                       70,468                  (1)              70,467
Safeco RST Core Equity Portfolio                                                    --                  --                   --
Safeco RST Growth Opportunities Portfolio                                           --                  --                   --
UIF Equity Growth Portfolio - Class I                                          121,593                  --              121,593
UIF High Yield Portfolio - Class I                                               1,712                  (1)               1,711
VALIC Company I - International Equities Fund                                   40,600                  --               40,600
VALIC Company I - Mid Cap Index Fund                                            91,534                  (1)              91,533
VALIC Company I - Money Market I Fund                                          419,795                  --              419,795
VALIC Company I - Nasdaq-100 Index Fund                                          2,094                  (1)               2,093
VALIC Company I - Science & Technology Fund                                     12,476                  --               12,476
VALIC Company I - Small Cap Index Fund                                           3,887                  --                3,887
VALIC Company I - Stock Index Fund                                             615,514                  (1)             615,513
Van Kampen LIT Growth and Income Portfolio - Class I                             7,037                  --                7,037
Vanguard VIF High Yield Bond Portfolio                                           4,294                  (1)               4,293
Vanguard VIF REIT Index Portfolio                                               73,199                  --               73,199

                            See accompanying notes.

                                 USL VL-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

                                        A           B          A+B=C         D            E             F           C+D+E+F

                                                                                                                   Increase
                                              Mortality and                 Net                   Net change in   (decrease)
                                    Dividends  expense risk     Net      realized   Capital gain    unrealized   in net assets
                                      from         and       investment gain (loss) distributions  appreciation    resulting
                                     mutual   administrative   income       on       from mutual  (depreciation)     from
Divisions                             funds      charges       (loss)   investments     funds     of investments  operations
----------------------------------- --------- -------------- ---------- ----------- ------------- -------------- -------------
AIM V.I. International Growth Fund
  - Series I                         $   229     $  (238)     $    (9)    $  (363)     $    --       $ 5,721        $ 5,349
AIM V.I. Premier Equity Fund -
  Series I                               876        (795)          81      (7,219)          --        12,473          5,335
Alger American MidCap Growth
  Portfolio - Class O Shares              --          --           --          --            2             1              3
American Century VP Value Fund -
  Class I                                362        (322)          40         454        4,191        (2,944)         1,741
Credit Suisse Small Cap Growth
  Portfolio                               --        (115)        (115)         --           --          (370)          (485)
Dreyfus IP MidCap Stock Portfolio -
  Initial shares                           2         (48)         (46)        322           22           290            588
Dreyfus VIF Developing Leaders
  Portfolio - Initial shares              --        (437)        (437)      1,012           --         2,431          3,006
Dreyfus VIF Quality Bond Portfolio
  - Initial shares                       887        (183)         704         (91)          --          (208)           405
Fidelity VIP Asset Manager
  Portfolio - Service Class 2              8          (2)           6           1           --            16             23
Fidelity VIP Contrafund Portfolio -
  Service Class 2                        233      (1,459)      (1,226)      5,266           33        26,034         30,107
Fidelity VIP Equity-Income
  Portfolio - Service Class 2            937        (487)         450         231        2,317           106          3,104
Fidelity VIP Growth Portfolio -
  Service Class 2                        285        (729)        (444)      4,724           --          (276)         4,004
Fidelity VIP Mid Cap Portfolio -
  Service Class 2                         --          --           --           1           --             3              4
Franklin Templeton - Franklin Small
  Cap Value Securities Fund - Class
  2                                       --          --           --           1           --            (1)            --
Franklin Templeton - Franklin U.S.
  Government Fund - Class 2               21          (3)          18          (1)          --            (9)             8
Franklin Templeton - Mutual Shares
  Securities Fund - Class 2               36         (30)           6         363           14            25            408
Franklin Templeton - Templeton
  Foreign Securities Fund - Class 2      156        (143)          13         867           --         1,586          2,466
Janus Aspen Series International
  Growth Portfolio - Service Shares      241        (156)          85         611           --         6,387          7,083
Janus Aspen Series Mid Cap Growth
  Portfolio - Service Shares              --         (14)         (14)        126           --            79            191
Janus Aspen Series Worldwide
  Growth Portfolio - Service Shares      692        (407)         285        (195)          --         2,840          2,930
JPMorgan Mid Cap Value Portfolio          --          --           --          --           --            (1)            (1)
JPMorgan Small Company Portfolio          --        (139)        (139)        642        2,213        (2,169)           547
MFS VIT Capital Opportunities
  Series - Initial Class                  12         (13)          (1)        118           --           (88)            29
MFS VIT Emerging Growth Series -
  Initial Class                           --      (1,014)      (1,014)     (5,741)          --        18,559         11,804
MFS VIT New Discovery Series -
  Initial Class                           --         (13)         (13)        111           --           (21)            77
MFS VIT Research Series - Initial
  Class                                  457        (748)        (291)        679           --         6,967          7,355
Neuberger Berman AMT Mid-Cap
  Growth Portfolio - Class I              --        (116)        (116)        183           --         1,983          2,050
Oppenheimer Global Securities
  Fund/VA - Non-Service Shares            --          --           --           2           --             1              3
PIMCO VIT Real Return Portfolio -
  Administrative Class                   478        (127)         351         112          226          (452)           237
PIMCO VIT Short-Term Portfolio -
  Administrative Class                    14          (3)          11          --           --            (2)             9
PIMCO VIT Total Return Portfolio -
  Administrative Class                 1,718        (374)       1,344         124          832        (1,478)           822
Pioneer Fund VCT Portfolio - Class
  I                                      408        (229)         179         333           --         1,007          1,519
Pioneer Growth Opportunities VCT
  Portfolio - Class I                     --         (95)         (95)        477           --           455            837
Putnam VT Diversified Income Fund
  - Class IB                           1,785        (214)       1,571         881           --        (1,803)           649
Putnam VT Growth and Income
  Fund - Class IB                      3,598      (1,723)       1,875          91           --         7,948          9,914
Putnam VT International Growth
  and Income Fund - Class IB             575        (496)          79       4,193           --         4,010          8,282
Safeco RST Core Equity Portfolio          --          --           --          --           --            --             --
Safeco RST Growth Opportunities
  Portfolio                               --          --           --          --           --            --             --
UIF Equity Growth Portfolio - Class
  I                                      530        (818)        (288)     (4,986)          --        21,029         15,755
UIF High Yield Portfolio - Class I       116         (11)         105          --           --           (97)             8
VALIC Company I - International
  Equities Fund                          649        (273)         376         173           --         5,115          5,664
VALIC Company I - Mid Cap Index
  Fund                                   896        (660)         236       3,312        3,411         3,086         10,045
VALIC Company I - Money Market
  I Fund                              10,946      (3,001)       7,945          --           --            --          7,945
VALIC Company I - Nasdaq-100
  Index Fund                               2         (12)         (10)         16           --            16             22
VALIC Company I - Science &
  Technology Fund                         --         (88)         (88)        (82)          --           485            315
VALIC Company I - Small Cap
  Index Fund                              32         (25)           7          11          118           (21)           115
VALIC Company I - Stock Index
  Fund                                 8,920      (4,434)       4,486      (7,335)      12,679        12,525         22,355
Van Kampen LIT Growth and
  Income Portfolio - Class I              86         (57)          29         438          188             3            658
Vanguard VIF High Yield Bond
  Portfolio                              404         (37)         367          11           --          (299)            79
Vanguard VIF REIT Index Portfolio      1,675        (472)       1,203         538        3,698           914          6,353

                            See accompanying notes.

                                 USL VL-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Divisions
                                                     ------------------------------------------------------------------
                                                       AIM V.I.                       Alger American
                                                     International AIM V.I. Premier    MidCap Growth    American Century
                                                     Growth Fund -  Equity Fund -   Portfolio - Class O VP Value Fund -
                                                       Series I        Series I           Shares            Class I
                                                     ------------- ---------------- ------------------- ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $    (9)       $     81            $ --             $    40
   Net realized gain (loss) on investments                 (363)         (7,219)             --                 454
   Capital gain distributions from mutual funds              --              --               2               4,191
   Net change in unrealized appreciation
     (depreciation) of investments                        5,721          12,473               1              (2,944)
                                                        -------        --------            ----             -------
Increase (decrease) in net assets resulting from
  operations                                              5,349           5,335               3               1,741
                                                        -------        --------            ----             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           8,549          15,966              --               4,526
   Net transfers from (to) other Divisions or fixed
     rate option                                             55         (12,241)             46               3,849
   Cost of insurance and other charges                   (4,680)         (8,210)            (36)             (6,846)
   Administrative charges                                  (218)           (414)             --                (120)
   Policy loans                                              --              (1)             --                  (2)
   Withdrawals                                               --              --              --                  --
                                                        -------        --------            ----             -------
Increase (decrease) in net assets resulting from
  principal transactions                                  3,706          (4,900)             10               1,407
                                                        -------        --------            ----             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   9,055             435              13               3,148

NET ASSETS:
   Beginning of year                                     28,270         104,861              --              42,457
                                                        -------        --------            ----             -------
   End of year                                          $37,325        $105,296            $ 13             $45,605
                                                        =======        ========            ====             =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                         $     2        $   (239)           $ --             $    87
   Net realized gain (loss) on investments                 (254)         (2,155)             --                 466
   Capital gain distributions from mutual funds              --              --              --                 287
   Net change in unrealized appreciation
     (depreciation) of investments                        5,235           7,362              --               4,237
                                                        -------        --------            ----             -------
Increase (decrease) in net assets resulting from
  operations                                              4,983           4,968              --               5,077
                                                        -------        --------            ----             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          10,805          20,493              --               3,951
   Net transfers from (to) other Divisions or fixed
     rate option                                            706              (1)             --               3,324
   Cost of insurance and other charges                   (4,572)         (8,651)             --              (6,216)
   Administrative charges                                  (266)           (513)             --                 (99)
   Policy loans                                              --              (1)             --                  (2)
   Withdrawals                                               --              --              --                  --
                                                        -------        --------            ----             -------
Increase (decrease) in net assets resulting from
  principal transactions                                  6,673          11,327              --                 958
                                                        -------        --------            ----             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  11,656          16,295              --               6,035

NET ASSETS:
   Beginning of year                                     16,614          88,566              --              36,422
                                                        -------        --------            ----             -------
   End of year                                          $28,270        $104,861            $ --             $42,457
                                                        =======        ========            ====             =======

                            See accompanying notes.

                                 USL VL-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                      Divisions
                                                     ---------------------------------------------------------------------------
                                                                          Dreyfus IP          Dreyfus VIF         Dreyfus VIF
                                                      Credit Suisse      MidCap Stock         Developing         Quality Bond
                                                     Small Cap Growth Portfolio - Initial Leaders Portfolio - Portfolio - Initial
                                                        Portfolio           shares          Initial shares          shares
                                                     ---------------- ------------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $  (115)           $   (46)           $   (437)            $   704
   Net realized gain (loss) on investments                    --                322               1,012                 (91)
   Capital gain distributions from mutual funds               --                 22                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          (370)               290               2,431                (208)
                                                         -------            -------            --------             -------
Increase (decrease) in net assets resulting from
  operations                                                (485)               588               3,006                 405
                                                         -------            -------            --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            4,800              5,437               7,300               2,488
   Net transfers from (to) other Divisions or fixed
     rate option                                              43                360             (10,869)              4,939
   Cost of insurance and other charges                    (1,284)            (3,165)             (5,210)             (3,464)
   Administrative charges                                   (129)              (137)               (182)                (62)
   Policy loans                                               --                 --                  (1)               (261)
   Withdrawals                                                --                 --                  --                  --
                                                         -------            -------            --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                   3,430              2,495              (8,962)              3,640
                                                         -------            -------            --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    2,945              3,083              (5,956)              4,045

NET ASSETS:
   Beginning of year                                      14,198              4,965              61,857              22,202
                                                         -------            -------            --------             -------
   End of year                                           $17,143            $ 8,048            $ 55,901             $26,247
                                                         =======            =======            ========             =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $   (82)           $   (12)           $   (307)            $   737
   Net realized gain (loss) on investments                    10                307                 (14)                (63)
   Capital gain distributions from mutual funds               --                114                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                         1,203                148               6,096                (127)
                                                         -------            -------            --------             -------
Increase (decrease) in net assets resulting from
  operations                                               1,131                557               5,775                 547
                                                         -------            -------            --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            4,675              4,390               7,974               3,530
   Net transfers from (to) other Divisions or fixed
     rate option                                           1,378                 17                   2                  12
   Cost of insurance and other charges                    (1,163)            (3,056)             (5,367)             (3,484)
   Administrative charges                                   (108)              (110)               (199)                (88)
   Policy loans                                               --                 --                  (1)                 (5)
   Withdrawals                                                --                 --                  --                  --
                                                         -------            -------            --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                   4,782              1,241               2,409                 (35)
                                                         -------            -------            --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,913              1,798               8,184                 512

NET ASSETS:
   Beginning of year                                       8,285              3,167              53,673              21,690
                                                         -------            -------            --------             -------
   End of year                                           $14,198            $ 4,965            $ 61,857             $22,202
                                                         =======            =======            ========             =======

                            See accompanying notes.

                                 USL VL-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Divisions
                                                 ------------------------------------------------------------------------------
                                                                        Fidelity VIP
                                                 Fidelity VIP Asset      Contrafund      Fidelity VIP Equity-    Fidelity VIP
                                                 Manager Portfolio - Portfolio - Service  Income Portfolio -  Growth Portfolio -
                                                   Service Class 2         Class 2         Service Class 2     Service Class 2
                                                 ------------------- ------------------- -------------------- ------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $   6             $ (1,226)            $   450             $   (444)
   Net realized gain (loss) on investments                  1                5,266                 231                4,724
   Capital gain distributions from mutual funds            --                   33               2,317                   --
   Net change in unrealized appreciation
     (depreciation) of investments                         16               26,034                 106                 (276)
                                                        -----             --------             -------             --------
Increase (decrease) in net assets resulting
  from operations                                          23               30,107               3,104                4,004
                                                        -----             --------             -------             --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           647               34,519               7,647               13,627
   Net transfers from (to) other Divisions or
     fixed rate option                                     (3)              22,094                  63              (17,169)
   Cost of insurance and other charges                   (243)             (17,884)             (8,007)              (9,093)
   Administrative charges                                 (18)                (865)               (200)                (341)
   Policy loans                                            --                   (2)                 --                   --
   Withdrawals                                             --                   --                  --                   --
                                                        -----             --------             -------             --------
Increase (decrease) in net assets resulting from
  principal transactions                                  383               37,862                (497)             (12,976)
                                                        -----             --------             -------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   406               67,969               2,607               (8,972)

NET ASSETS:
   Beginning of year                                      306              177,585              65,315              106,787
                                                        -----             --------             -------             --------
   End of year                                          $ 712             $245,554             $67,922             $ 97,815
                                                        =====             ========             =======             ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                         $   5             $   (690)            $   383             $   (603)
   Net realized gain (loss) on investments                  1                1,913                 218                 (653)
   Capital gain distributions from mutual funds            --                   --                 217                   --
   Net change in unrealized appreciation
     (depreciation) of investments                          5               17,272               5,334                3,417
                                                        -----             --------             -------             --------
Increase (decrease) in net assets resulting
  from operations                                          11               18,495               6,152                2,161
                                                        -----             --------             -------             --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            --               34,889               7,577               21,578
   Net transfers from (to) other Divisions or
     fixed rate option                                     94               26,419               1,347                6,134
   Cost of insurance and other charges                     (9)             (11,977)             (7,537)              (9,585)
   Administrative charges                                  --                 (872)               (181)                (540)
   Policy loans                                            --                   (2)                 --                   --
   Withdrawals                                             --                   --                  --                   --
                                                        -----             --------             -------             --------
Increase (decrease) in net assets resulting from
  principal transactions                                   85               48,457               1,206               17,587
                                                        -----             --------             -------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    96               66,952               7,358               19,748

NET ASSETS:
   Beginning of year                                      210              110,633              57,957               87,039
                                                        -----             --------             -------             --------
   End of year                                          $ 306             $177,585             $65,315             $106,787
                                                        =====             ========             =======             ========

                            See accompanying notes.

                                 USL VL-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Divisions
                                                     ---------------------------------------------------------------------
                                                                          Franklin
                                                                         Templeton -        Franklin          Franklin
                                                                       Franklin Small      Templeton -       Templeton -
                                                     Fidelity VIP Mid     Cap Value       Franklin U.S.     Mutual Shares
                                                     Cap Portfolio -  Securities Fund - Government Fund - Securities Fund -
                                                     Service Class 2       Class 2           Class 2           Class 2
                                                     ---------------- ----------------- ----------------- -----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                            $ --             $ --              $ 18             $     6
   Net realized gain (loss) on investments                    1                1                (1)                363
   Capital gain distributions from mutual funds              --               --                --                  14
   Net change in unrealized appreciation
     (depreciation) of investments                            3               (1)               (9)                 25
                                                           ----             ----              ----             -------
Increase (decrease) in net assets resulting from
  operations                                                  4               --                 8                 408
                                                           ----             ----              ----             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              --               --               181               2,470
   Net transfers from (to) other Divisions or fixed
     rate option                                             28              226                40                  46
   Cost of insurance and other charges                      (10)             (37)              (84)             (1,520)
   Administrative charges                                    --               --                (5)                (62)
   Policy loans                                              --               --                --                  --
   Withdrawals                                               --               --                --                  --
                                                           ----             ----              ----             -------
Increase (decrease) in net assets resulting from
  principal transactions                                     18              189               132                 934
                                                           ----             ----              ----             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      22              189               140               1,342

NET ASSETS:
   Beginning of year                                         --               --               330               3,432
                                                           ----             ----              ----             -------
   End of year                                             $ 22             $189              $470             $ 4,774
                                                           ====             ====              ====             =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $ --             $ --              $ 16             $     3
   Net realized gain (loss) on investments                   --               --                (1)                388
   Capital gain distributions from mutual funds              --               --                --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                           --               --                (6)                (43)
                                                           ----             ----              ----             -------
Increase (decrease) in net assets resulting from
  operations                                                 --               --                 9                 348
                                                           ----             ----              ----             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              --               --               196               1,867
   Net transfers from (to) other Divisions or fixed
     rate option                                             --               --                (2)                  1
   Cost of insurance and other charges                       --               --               (68)             (1,374)
   Administrative charges                                    --               --                (5)                (47)
   Policy loans                                              --               --                --                  --
   Withdrawals                                               --               --                --                  --
                                                           ----             ----              ----             -------
Increase (decrease) in net assets resulting from
  principal transactions                                     --               --               121                 447
                                                           ----             ----              ----             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      --               --               130                 795

NET ASSETS:
   Beginning of year                                         --               --               200               2,637
                                                           ----             ----              ----             -------
   End of year                                             $ --             $ --              $330             $ 3,432
                                                           ====             ====              ====             =======

                            See accompanying notes.

                                 USL VL-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                 Divisions
                                                 -------------------------------------------------------------------------
                                                     Franklin         Janus Aspen
                                                    Templeton -          Series          Janus Aspen        Janus Aspen
                                                 Templeton Foreign   International      Series Mid Cap    Series Worldwide
                                                 Securities Fund - Growth Portfolio - Growth Portfolio - Growth Portfolio -
                                                      Class 2        Service Shares     Service Shares     Service Shares
                                                 ----------------- ------------------ ------------------ ------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                       $    13           $    85             $  (14)           $   285
   Net realized gain (loss) on investments                867               611                126               (195)
   Capital gain distributions from mutual funds            --                --                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                      1,586             6,387                 79              2,840
                                                      -------           -------             ------            -------
Increase (decrease) in net assets resulting
  from operations                                       2,466             7,083                191              2,930
                                                      -------           -------             ------            -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         7,803             5,248                 86             11,036
   Net transfers from (to) other Divisions or
     fixed rate option                                  9,317             7,355                 (3)                (4)
   Cost of insurance and other charges                 (2,994)           (2,187)              (603)            (4,016)
   Administrative charges                                (196)             (131)                (2)              (276)
   Policy loans                                            --                --                 (1)                --
   Withdrawals                                             --                --                 --                 --
                                                      -------           -------             ------            -------
Increase (decrease) in net assets resulting from
  principal transactions                               13,930            10,285               (523)             6,740
                                                      -------           -------             ------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                16,396            17,368               (332)             9,670

NET ASSETS:
   Beginning of year                                   11,526            14,402              2,127             54,775
                                                      -------           -------             ------            -------
   End of year                                        $27,922           $31,770             $1,795            $64,445
                                                      =======           =======             ======            =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $    37           $    34             $  (15)           $   121
   Net realized gain (loss) on investments                453               131                 44               (570)
   Capital gain distributions from mutual funds            --                --                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                      1,108             2,077                346              2,237
                                                      -------           -------             ------            -------
Increase (decrease) in net assets resulting from
  operations                                            1,598             2,242                375              1,788
                                                      -------           -------             ------            -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         2,552             7,115                191             11,036
   Net transfers from (to) other Divisions or
     fixed rate option                                  2,812              (129)                (3)                88
   Cost of insurance and other charges                 (1,958)           (2,008)              (600)            (3,889)
   Administrative charges                                 (64)             (178)                (5)              (276)
   Policy loans                                            --                --                 (1)                --
   Withdrawals                                             --                --                 --                 --
                                                      -------           -------             ------            -------
Increase (decrease) in net assets resulting from
  principal transactions                                3,342             4,800               (418)             6,959
                                                      -------           -------             ------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,940             7,042                (43)             8,747

NET ASSETS:
   Beginning of year                                    6,586             7,360              2,170             46,028
                                                      -------           -------             ------            -------
   End of year                                        $11,526           $14,402             $2,127            $54,775
                                                      =======           =======             ======            =======

                            See accompanying notes.

                                 USL VL-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 ---------------------------------------------------------------
                                                                                                MFS VIT Capital      MFS VIT
                                                                 JPMorgan Mid                    Opportunities   Emerging Growth
                                                                  Cap Value    JPMorgan Small   Series - Initial Series - Initial
                                                                  Portfolio   Company Portfolio      Class            Class
                                                                 ------------ ----------------- ---------------- ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                      $ --          $  (139)         $    (1)         $ (1,014)
   Net realized gain (loss) on investments                             --              642              118            (5,741)
   Capital gain distributions from mutual funds                        --            2,213               --                --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       (1)          (2,169)             (88)           18,559
                                                                     ----          -------          -------          --------
Increase (decrease) in net assets resulting from operations            (1)             547               29            11,804
                                                                     ----          -------          -------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        --            9,169            2,234            26,280
   Net transfers from (to) other Divisions or fixed rate option       297               11                1              (800)
   Cost of insurance and other charges                                (10)          (4,193)          (1,694)          (11,979)
   Administrative charges                                              --             (238)             (56)             (666)
   Policy loans                                                        --               (2)              (1)             (472)
   Withdrawals                                                         --               --               --                --
                                                                     ----          -------          -------          --------
Increase (decrease) in net assets resulting from principal
  transactions                                                        287            4,747              484            12,363
                                                                     ----          -------          -------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               286            5,294              513            24,167

NET ASSETS:
   Beginning of year                                                   --           16,481            1,452           130,519
                                                                     ----          -------          -------          --------
   End of year                                                       $286          $21,775          $ 1,965          $154,686
                                                                     ====          =======          =======          ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                      $ --          $   (81)         $    (5)         $   (845)
   Net realized gain (loss) on investments                             --            1,117             (108)          (10,585)
   Capital gain distributions from mutual funds                        --               --               --                --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       --            1,968              274            24,550
                                                                     ----          -------          -------          --------
Increase (decrease) in net assets resulting from operations            --            3,004              161            13,120
                                                                     ----          -------          -------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        --           10,058            1,691            25,548
   Net transfers from (to) other Divisions or fixed rate option        --            1,352               (7)           (1,882)
   Cost of insurance and other charges                                 --           (3,897)          (1,647)          (11,631)
   Administrative charges                                              --             (243)             (42)             (630)
   Policy loans                                                        --               (2)              (1)           (1,630)
   Withdrawals                                                         --               --               --                --
                                                                     ----          -------          -------          --------
Increase (decrease) in net assets resulting from principal
  transactions                                                         --            7,268               (6)            9,775
                                                                     ----          -------          -------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                --           10,272              155            22,895

NET ASSETS:
   Beginning of year                                                   --            6,209            1,297           107,624
                                                                     ----          -------          -------          --------
   End of year                                                       $ --          $16,481          $ 1,452          $130,519
                                                                     ====          =======          =======          ========

                            See accompanying notes.

                                 USL VL-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Divisions
                                                     -----------------------------------------------------------------------
                                                                                             Neuberger         Oppenheimer
                                                        MFS VIT New         MFS VIT       Berman AMT Mid-   Global Securities
                                                     Discovery Series - Research Series     Cap Growth       Fund/VA - Non-
                                                       Initial Class    - Initial Class Portfolio - Class I  Service Shares
                                                     ------------------ --------------- ------------------- -----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                            $  (13)         $   (291)          $  (116)            $ --
   Net realized gain (loss) on investments                    111               679               183                2
   Capital gain distributions from mutual funds                --                --                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                            (21)            6,967             1,983                1
                                                           ------          --------           -------             ----
Increase (decrease) in net assets resulting from
  operations                                                   77             7,355             2,050                3
                                                           ------          --------           -------             ----
PRINCIPAL TRANSACTIONS:
   Net premiums                                               267            23,338               580               --
   Net transfers from (to) other Divisions or fixed
     rate option                                               37                (7)            3,271              315
   Cost of insurance and other charges                       (546)           (6,430)             (786)             (36)
   Administrative charges                                      (7)             (583)              (15)              --
   Policy loans                                                --                --                --               --
   Withdrawals                                                 --                --                --               --
                                                           ------          --------           -------             ----
Increase (decrease) in net assets resulting from
  principal transactions                                     (249)           16,318             3,050              279
                                                           ------          --------           -------             ----
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (172)           23,673             5,100              282

NET ASSETS:
   Beginning of year                                        1,910            98,010            14,659               --
                                                           ------          --------           -------             ----
   End of year                                             $1,738          $121,683           $19,759             $282
                                                           ======          ========           =======             ====
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $  (14)         $    214           $  (100)            $ --
   Net realized gain (loss) on investments                    (16)             (140)               47               --
   Capital gain distributions from mutual funds                --                --                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                            137            10,499             2,038               --
                                                           ------          --------           -------             ----
Increase (decrease) in net assets resulting from
  operations                                                  107            10,573             1,985               --
                                                           ------          --------           -------             ----
PRINCIPAL TRANSACTIONS:
   Net premiums                                               372            23,338               181               --
   Net transfers from (to) other Divisions or fixed
     rate option                                              (20)              246               (18)              --
   Cost of insurance and other charges                       (529)           (6,317)             (566)              --
   Administrative charges                                      (9)             (583)               (5)              --
   Policy loans                                                --                --                --               --
   Withdrawals                                                 --                --                --               --
                                                           ------          --------           -------             ----
Increase (decrease) in net assets resulting from
  principal transactions                                     (186)           16,684              (408)              --
                                                           ------          --------           -------             ----
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (79)           27,257             1,577               --

NET ASSETS:
   Beginning of year                                        1,989            70,753            13,082               --
                                                           ------          --------           -------             ----
   End of year                                             $1,910          $ 98,010           $14,659             $ --
                                                           ======          ========           =======             ====

                            See accompanying notes.

                                 USL VL-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Divisions
                                                     -------------------------------------------------------------------------
                                                       PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                     Return Portfolio - Term Portfolio - Return Portfolio -
                                                       Administrative    Administrative    Administrative    Pioneer Fund VCT
                                                           Class             Class             Class        Portfolio - Class I
                                                     ------------------ ---------------- ------------------ -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                           $   351            $  11            $ 1,344            $    179
   Net realized gain (loss) on investments                    112               --                124                 333
   Capital gain distributions from mutual funds               226               --                832                  --
   Net change in unrealized appreciation
     (depreciation) of investments                           (452)              (2)            (1,478)              1,007
                                                          -------            -----            -------            --------
Increase (decrease) in net assets resulting from
  operations                                                  237                9                822               1,519
                                                          -------            -----            -------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               486              517             13,258               8,485
   Net transfers from (to) other Divisions or fixed
     rate option                                            4,205              436                289                  (1)
   Cost of insurance and other charges                       (928)            (371)            (9,485)            (11,374)
   Administrative charges                                     (13)             (21)              (332)               (212)
   Policy loans                                                --               --                 (3)                 --
   Withdrawals                                                 --               --                 --                  --
                                                          -------            -----            -------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                    3,750              561              3,727              (3,102)
                                                          -------            -----            -------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     3,987              570              4,549              (1,583)

NET ASSETS:
   Beginning of year                                       16,629              291             47,642              32,879
                                                          -------            -----            -------            --------
   End of year                                            $20,616            $ 861            $52,191            $ 31,296
                                                          =======            =====            =======            ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                           $    38            $   1            $   515            $    (14)
   Net realized gain (loss) on investments                    276               --                123                   1
   Capital gain distributions from mutual funds               512                1                688                  --
   Net change in unrealized appreciation
     (depreciation) of investments                            410               --                469                 719
                                                          -------            -----            -------            --------
Increase (decrease) in net assets resulting from
  operations                                                1,236                2              1,795                 706
                                                          -------            -----            -------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               698              458             11,531                  --
   Net transfers from (to) other Divisions or fixed
     rate option                                            1,339               (2)                32              32,186
   Cost of insurance and other charges                       (864)            (159)            (9,057)                (13)
   Administrative charges                                     (17)             (11)              (288)                 --
   Policy loans                                                --               --                 (2)                 --
   Withdrawals                                                 --               --                 --                  --
                                                          -------            -----            -------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                    1,156              286              2,216              32,173
                                                          -------            -----            -------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     2,392              288              4,011              32,879

NET ASSETS:
   Beginning of year                                       14,237                3             43,631                  --
                                                          -------            -----            -------            --------
   End of year                                            $16,629            $ 291            $47,642            $ 32,879
                                                          =======            =====            =======            ========

                            See accompanying notes.

                                 USL VL-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                       Divisions
                                                           -----------------------------------------------------------------
                                                                                                                  Putnam VT
                                                                                                    Putnam VT   International
                                                             Pioneer Growth        Putnam VT       Growth and    Growth and
                                                            Opportunities VCT  Diversified Income Income Fund - Income Fund -
                                                           Portfolio - Class I  Fund - Class IB     Class IB      Class IB
                                                           ------------------- ------------------ ------------- -------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                  $   (95)           $ 1,571         $  1,875      $     79
   Net realized gain (loss) on investments                           477                881               91         4,193
   Capital gain distributions from mutual funds                       --                 --               --            --
   Net change in unrealized appreciation
     (depreciation) of investments                                   455             (1,803)           7,948         4,010
                                                                 -------            -------         --------      --------
Increase (decrease) in net assets resulting from
  operations                                                         837                649            9,914         8,282
                                                                 -------            -------         --------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    2,168              8,017           11,912        12,426
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (3,443)               (15)          (3,879)       (5,845)
   Cost of insurance and other charges                            (4,511)            (4,327)         (30,514)      (13,222)
   Administrative charges                                            (54)              (200)            (298)         (315)
   Policy loans                                                       (1)            (6,927)            (988)           (2)
   Withdrawals                                                        --                 --               --            --
                                                                 -------            -------         --------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (5,841)            (3,452)         (23,767)       (6,958)
                                                                 -------            -------         --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (5,004)            (2,803)         (13,853)        1,324

NET ASSETS:
   Beginning of year                                              13,136             31,932          237,411        69,143
                                                                 -------            -------         --------      --------
   End of year                                                   $ 8,132            $29,129         $223,558      $ 70,467
                                                                 =======            =======         ========      ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                  $    (6)           $ 1,166         $  1,987      $    171
   Net realized gain (loss) on investments                             8                 51           (2,088)          817
   Capital gain distributions from mutual funds                       --                 --               --            --
   Net change in unrealized appreciation
     (depreciation) of investments                                   365                812           23,449        10,339
                                                                 -------            -------         --------      --------
Increase (decrease) in net assets resulting from
  operations                                                         367              2,029           23,348        11,327
                                                                 -------            -------         --------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       --              8,586           14,953        24,139
   Net transfers from (to) other Divisions or fixed rate
     option                                                       13,161             10,428              (16)          654
   Cost of insurance and other charges                              (392)            (3,428)         (29,275)      (12,533)
   Administrative charges                                             --               (215)            (374)         (599)
   Policy loans                                                       --                 (2)         (10,360)           (2)
   Withdrawals                                                        --                 --               --            --
                                                                 -------            -------         --------      --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    12,769             15,369          (25,072)       11,659
                                                                 -------            -------         --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           13,136             17,398           (1,724)       22,986

NET ASSETS:
   Beginning of year                                                  --             14,534          239,135        46,157
                                                                 -------            -------         --------      --------
   End of year                                                   $13,136            $31,932         $237,411      $ 69,143
                                                                 =======            =======         ========      ========

                            See accompanying notes.

                                 USL VL-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                               Divisions
                                                 ---------------------------------------------------------------------
                                                                   Safeco RST
                                                                     Growth
                                                 Safeco RST Core  Opportunities  UIF Equity Growth    UIF High Yield
                                                 Equity Portfolio   Portfolio   Portfolio - Class I Portfolio - Class I
                                                 ---------------- ------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                      $     --       $     --         $   (288)            $  105
   Net realized gain (loss) on investments                 --             --           (4,986)                --
   Capital gain distributions from mutual funds            --             --               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                         --             --           21,029                (97)
                                                     --------       --------         --------             ------
Increase (decrease) in net assets resulting
  from operations                                          --             --           15,755                  8
                                                     --------       --------         --------             ------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            --             --           16,566                470
   Net transfers from (to) other Divisions or
     fixed rate option                                     --             --                4                 --
   Cost of insurance and other charges                     --             --          (19,152)              (133)
   Administrative charges                                  --             --             (414)               (12)
   Policy loans                                            --             --               --                 --
   Withdrawals                                             --             --               --                 --
                                                     --------       --------         --------             ------
Increase (decrease) in net assets resulting from
  principal transactions                                   --             --           (2,996)               325
                                                     --------       --------         --------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    --             --           12,759                333

NET ASSETS:
   Beginning of year                                       --             --          108,834              1,378
                                                     --------       --------         --------             ------
   End of year                                       $     --       $     --         $121,593             $1,711
                                                     ========       ========         ========             ======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                      $    143       $    (89)        $   (576)            $   60
   Net realized gain (loss) on investments               (645)         1,905           (7,214)                --
   Capital gain distributions from mutual funds            --             --               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                      2,011            206           15,166                 40
                                                     --------       --------         --------             ------
Increase (decrease) in net assets resulting
  from operations                                       1,509          2,022            7,376                100
                                                     --------       --------         --------             ------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        16,570          4,791           25,233                490
   Net transfers from (to) other Divisions or
     fixed rate option                                (32,264)       (13,182)             (41)                 1
   Cost of insurance and other charges                (10,563)        (4,235)         (17,911)              (128)
   Administrative charges                                (414)          (120)            (631)               (12)
   Policy loans                                            --             (1)              --                 --
   Withdrawals                                             --             --               --                 --
                                                     --------       --------         --------             ------
Increase (decrease) in net assets resulting from
  principal transactions                              (26,671)       (12,747)           6,650                351
                                                     --------       --------         --------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (25,162)       (10,725)          14,026                451

NET ASSETS:
   Beginning of year                                   25,162         10,725           94,808                927
                                                     --------       --------         --------             ------
   End of year                                       $     --       $     --         $108,834             $1,378
                                                     ========       ========         ========             ======

                            See accompanying notes.

                                 USL VL-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Divisions
                                                 ----------------------------------------------------------------------
                                                 VALIC Company I - VALIC Company I - VALIC Company I - VALIC Company I -
                                                   International     Mid Cap Index    Money Market I   Nasdaq-100 Index
                                                   Equities Fund         Fund              Fund              Fund
                                                 ----------------- ----------------- ----------------- -----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                       $   376          $    236          $  7,945           $  (10)
   Net realized gain (loss) on investments                173             3,312                --               16
   Capital gain distributions from mutual funds            --             3,411                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                      5,115             3,086                --               16
                                                      -------          --------          --------           ------
Increase (decrease) in net assets resulting
  from operations                                       5,664            10,045             7,945               22
                                                      -------          --------          --------           ------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         2,258            14,991            84,160              923
   Net transfers from (to) other Divisions or
     fixed rate option                                     (1)          (11,217)           (7,517)             271
   Cost of insurance and other charges                 (3,232)           (7,433)          (16,156)            (731)
   Administrative charges                                 (56)             (389)           (2,346)             (37)
   Policy loans                                            --                --                (2)              (2)
   Withdrawals                                             --                --                --               --
                                                      -------          --------          --------           ------
Increase (decrease) in net assets resulting
  from principal transactions                          (1,031)           (4,048)           58,139              424
                                                      -------          --------          --------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,633             5,997            66,084              446

NET ASSETS:
   Beginning of year                                   35,967            85,536           353,711            1,647
                                                      -------          --------          --------           ------
   End of year                                        $40,600          $ 91,533          $419,795           $2,093
                                                      =======          ========          ========           ======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $   233          $     64          $    235           $   (3)
   Net realized gain (loss) on investments               (256)               97                --               (7)
   Capital gain distributions from mutual funds            --             1,448                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                      5,271             9,286                --              151
                                                      -------          --------          --------           ------
Increase (decrease) in net assets resulting
  from operations                                       5,248            10,895               235              141
                                                      -------          --------          --------           ------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         2,478            14,898            89,219              406
   Net transfers from (to) other Divisions or
     fixed rate option                                     (5)            4,235           (74,859)              (7)
   Cost of insurance and other charges                 (3,110)           (7,506)          (19,845)            (487)
   Administrative charges                                 (62)             (372)           (2,204)             (10)
   Policy loans                                            --                --                (2)              (2)
   Withdrawals                                             --                --                --               --
                                                      -------          --------          --------           ------
Increase (decrease) in net assets resulting
  from principal transactions                            (699)           11,255            (7,691)            (100)
                                                      -------          --------          --------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,549            22,150            (7,456)              41

NET ASSETS:
   Beginning of year                                   31,418            63,386           361,167            1,606
                                                      -------          --------          --------           ------
   End of year                                        $35,967          $ 85,536          $353,711           $1,647
                                                      =======          ========          ========           ======

                            See accompanying notes.

                                 USL VL-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Divisions
                                                     -----------------------------------------------------------------------
                                                                                                             Van Kampen LIT
                                                     VALIC Company I - VALIC Company I -                       Growth and
                                                         Science &      Small Cap Index  VALIC Company I - Income Portfolio -
                                                      Technology Fund        Fund        Stock Index Fund       Class I
                                                     ----------------- ----------------- ----------------- ------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                           $   (88)          $    7           $  4,486           $    29
   Net realized gain (loss) on investments                    (82)              11             (7,335)              438
   Capital gain distributions from mutual funds                --              118             12,679               188
   Net change in unrealized appreciation
     (depreciation) of investments                            485              (21)            12,525                 3
                                                          -------           ------           --------           -------
Increase (decrease) in net assets resulting from
  operations                                                  315              115             22,355               658
                                                          -------           ------           --------           -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               967              593             17,937               744
   Net transfers from (to) other Divisions or fixed
     rate option                                               (3)             179              7,804               499
   Cost of insurance and other charges                       (750)            (164)           (20,958)           (1,690)
   Administrative charges                                     (24)             (29)              (477)              (19)
   Policy loans                                                (2)              --                 --              (952)
   Withdrawals                                                 --               --             (3,520)               --
                                                          -------           ------           --------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                      188              579                786            (1,418)
                                                          -------           ------           --------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       503              694             23,141              (760)

NET ASSETS:
   Beginning of year                                       11,973            3,193            592,372             7,797
                                                          -------           ------           --------           -------
   End of year                                            $12,476           $3,887           $615,513           $ 7,037
                                                          =======           ======           ========           =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                           $   (77)          $    4           $  4,694           $    21
   Net realized gain (loss) on investments                   (108)               9             (9,107)              126
   Capital gain distributions from mutual funds                --               --              8,074                --
   Net change in unrealized appreciation
     (depreciation) of investments                            501              269             49,037               814
                                                          -------           ------           --------           -------
Increase (decrease) in net assets resulting from
  operations                                                  316              282             52,698               961
                                                          -------           ------           --------           -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             2,332               29             17,934             1,273
   Net transfers from (to) other Divisions or fixed
     rate option                                              (15)           2,838              9,798               (10)
   Cost of insurance and other charges                       (724)             (92)           (20,552)           (1,602)
   Administrative charges                                     (58)              (1)              (448)              (32)
   Policy loans                                                (2)              --                 --              (817)
   Withdrawals                                                 --               --             (7,266)               --
                                                          -------           ------           --------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                    1,533            2,774               (534)           (1,188)
                                                          -------           ------           --------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,849            3,056             52,164              (227)

NET ASSETS:
   Beginning of year                                       10,124              137            540,208             8,024
                                                          -------           ------           --------           -------
   End of year                                            $11,973           $3,193           $592,372           $ 7,797
                                                          =======           ======           ========           =======

                            See accompanying notes.

                                 USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                 Divisions
                                                                        ---------------------------
                                                                         Vanguard VIF   Vanguard VIF
                                                                        High Yield Bond  REIT Index
                                                                           Portfolio     Portfolio
                                                                        --------------- ------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                             $   367       $ 1,203
   Net realized gain (loss) on investments                                       11           538
   Capital gain distributions from mutual funds                                  --         3,698
   Net change in unrealized appreciation (depreciation) of investments         (299)          914
                                                                            -------       -------
Increase (decrease) in net assets resulting from operations                      79         6,353
                                                                            -------       -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               1,453         4,576
   Net transfers from (to) other Divisions or fixed rate option                  35         7,706
   Cost of insurance and other charges                                       (2,106)       (3,554)
   Administrative charges                                                       (36)         (114)
   Policy loans                                                                  (3)           --
   Withdrawals                                                                   --            --
                                                                            -------       -------
Increase (decrease) in net assets resulting from principal transactions        (657)        8,614
                                                                            -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (578)       14,967

NET ASSETS:
   Beginning of year                                                          4,871        58,232
                                                                            -------       -------
   End of year                                                              $ 4,293       $73,199
                                                                            =======       =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                             $   336       $   872
   Net realized gain (loss) on investments                                       23           632
   Capital gain distributions from mutual funds                                  --           814
   Net change in unrealized appreciation (depreciation) of investments           17        10,851
                                                                            -------       -------
Increase (decrease) in net assets resulting from operations                     376        13,169
                                                                            -------       -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                                 621         5,339
   Net transfers from (to) other Divisions or fixed rate option                  (2)        3,952
   Cost of insurance and other charges                                       (1,433)       (3,402)
   Administrative charges                                                       (16)         (133)
   Policy loans                                                                  (3)           --
   Withdrawals                                                                   --            --
                                                                            -------       -------
Increase (decrease) in net assets resulting from principal transactions        (833)        5,756
                                                                            -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (457)       18,925

NET ASSETS:
   Beginning of year                                                          5,328        39,307
                                                                            -------       -------
   End of year                                                              $ 4,871       $58,232
                                                                            =======       =======

                            See accompanying notes.

                                 USL VL-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate Account: Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor Survivor II. Of the products listed, Platinum Investor and Platinum Investor Survivor are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

AIM Variable Insurance Funds ("AIM V.I."):                      J.P. Morgan Series Trust II:
   AIM V.I. International Growth Fund - Series I                   JPMorgan Mid Cap Value Portfolio (3)
   AIM V.I. Premier Equity Fund - Series I                         JPMorgan Small Company Portfolio

The Alger American Fund:                                        MFS(R) Variable Insurance Trust(SM) ("VIT"):
   Alger American Leveraged AllCap Portfolio - Class O             MFS(R) VIT Capital Opportunities Series - Initial Class
     Shares (3)
   Alger American MidCap Growth Portfolio - Class O                MFS(R) VIT Emerging Growth Series - Initial Class
     Shares
                                                                   MFS(R) VIT New Discovery Series - Initial Class
American Century Variable Portfolios, Inc.                         MFS(R) VIT Research Series - Initial Class
  ("American Century VP")
   American Century VP Value Fund - Class I
                                                                Neuberger Berman Advisers Management Trust
                                                                ("AMT"):
Credit Suisse Trust:                                               Neuberger Berman AMT Mid-Cap Growth Portfolio -
                                                                     Class I
   Credit Suisse Small Cap Growth Portfolio
                                                                Oppenheimer Variable Account Funds:
Dreyfus Investment Portfolios ("Dreyfus IP"):                      Oppenheimer Balanced Fund/VA - Non-Service
                                                                     Shares (1) (3)
   Dreyfus IP MidCap Stock Portfolio - Initial shares              Oppenheimer Global Securities Fund/VA - Non-
                                                                     Service Shares

Dreyfus Variable Investment Fund ("Dreyfus VIF"):               PIMCO Variable Insurance Trust ("PIMCO VIT"):
   Dreyfus VIF Developing Leaders Portfolio - Initial              PIMCO VIT Real Return Portfolio - Administrative
   shares                                                            Class
   Dreyfus VIF Quality Bond Portfolio - Initial shares             PIMCO VIT Short-Term Portfolio - Administrative
                                                                     Class
                                                                   PIMCO VIT Total Return Portfolio - Administrative
                                                                     Class
Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
   Fidelity(R) VIP Asset Manager(SM) Portfolio - Service        Pioneer Variable Contracts Trust:
     Class 2
   Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2       Pioneer Fund VCT Portfolio - Class I (2)
   Fidelity(R) VIP Equity-Income Portfolio - Service Class 2       Pioneer Growth Opportunities VCT Portfolio -
                                                                     Class I (2)
   Fidelity(R) VIP Growth Portfolio - Service Class 2
                                                                Putnam Variable Trust ("Putnam VT"):
   Fidelity(R) VIP Mid Cap Portfolio - Service Class 2             Putnam VT Diversified Income Fund - Class IB
                                                                   Putnam VT Growth and Income Fund - Class IB
Franklin Templeton Variable Insurance Products Trust
  ("Franklin Templeton"):
   Franklin Templeton - Franklin Small Cap Value                   Putnam VT International Growth and Income Fund -
   Securities                                                        Class IB
     Fund - Class 2
   Franklin Templeton - Franklin U.S. Government                Safeco Resource Series Trust ("Safeco RST"):
     Fund - Class 2
   Franklin Templeton - Mutual Shares Securities Fund -            Safeco RST Core Equity Portfolio (2)
     Class 2
   Franklin Templeton - Templeton Foreign Securities               Safeco RST Growth Opportunities Portfolio (2)
     Fund - Class 2

Janus Aspen Series:                                             SunAmerica Series Trust:
   Janus Aspen Series International Growth Portfolio -             SunAmerica - Aggressive Growth Portfolio -
     Service Shares                                                  Class 1 (3)
   Janus Aspen Series Mid Cap Growth Portfolio -                   SunAmerica - SunAmerica Balanced Portfolio -
     Service Shares                                                  Class 1 (3)
   Janus Aspen Series Worldwide Growth Portfolio -
     Service Shares
                                                                The Universal Institutional Funds, Inc. ("UIF"):
                                                                   UIF Equity Growth Portfolio - Class I
                                                                   UIF High Yield Portfolio - Class I

                                 USL VL-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

VALIC Company I:                                    Van Kampen Life Investment Trust ("Van Kampen LIT"):
   VALIC Company I - International Equities Fund       Van Kampen LIT Growth and Income Portfolio - Class I
   VALIC Company I - Mid Cap Index Fund
   VALIC Company I - Money Market I Fund            Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
   VALIC Company I - Nasdaq-100(R) Index Fund          Vanguard(R) VIF High Yield Bond Portfolio
   VALIC Company I - Science & Technology Fund         Vanguard(R) VIF REIT Index Portfolio
   VALIC Company I - Small Cap Index Fund
   VALIC Company I - Stock Index Fund

(1) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA.

(2) Effective December 10, 2004, Safeco RST Core Equity Portfolio and Safeco RST Growth Opportunities Portfolio were reorganized into Pioneer Fund VCT Portfolio - Class I and Pioneer Growth Opportunities VCT Portfolio - Class I, respectively. Policy owners invested in either of the Pioneer portfolios on December 10, 2004 are the only ones who may continue to use these portfolios.

(3) Division had no activity.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

                                 USL VL-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

                                   Current Premium
Policies                           Expense Charge
-----------------------------      ---------------
Platinum Investor VUL                   2.50%
Platinum Investor PLUS VUL              5.00%
Platinum Investor Survivor II           5.00%

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by policy follows:

                              Mortality and Expense
                                     Risk and        First Reduction in Mortality and Second Reduction in Mortality and
                              Administrative Charges Expense Risk and Administrative   Expense Risk and Administrative
Policies                       Current Annual Rate             Charges Rate                     Charges Rate
----------------------------- ---------------------- -------------------------------- ---------------------------------
Platinum Investor VUL                  0.75%           0.25% after 10th policy year     0.25% after 20th policy year
Platinum Investor PLUS VUL             0.70%           0.25% after 10th policy year     0.35% after 20th policy year
Platinum Investor Survivor II          0.75%           0.25% after 15th policy year     0.35% after 30th policy year

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

                                 USL VL-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transaction.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                 USL VL-R - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                         Cost of   Proceeds
Divisions                                                               Purchases from Sales
----------------------------------------------------------------------- --------- ----------
AIM V.I. International Growth Fund - Series I                           $  6,269   $ 2,573
AIM V.I. Premier Equity Fund - Series I                                   16,553    21,375
Alger American MidCap Growth Portfolio - Class O Shares                       49        36
American Century VP Value Fund - Class I                                  10,627     4,988
Credit Suisse Small Cap Growth Portfolio                                   3,314        --
Dreyfus IP MidCap Stock Portfolio - Initial shares                         5,091     2,614
Dreyfus VIF Developing Leaders Portfolio - Initial shares                  3,559    12,956
Dreyfus VIF Quality Bond Portfolio - Initial shares                        7,784     3,441
Fidelity VIP Asset Manager Portfolio - Service Class 2                       420        33
Fidelity VIP Contrafund Portfolio - Service Class 2                       54,384    17,721
Fidelity VIP Equity-Income Portfolio - Service Class 2                     5,243     2,981
Fidelity VIP Growth Portfolio - Service Class 2                            9,913    23,334
Fidelity VIP Mid Cap Portfolio - Service Class 2                              26         8
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2      224        34
Franklin Templeton - Franklin U.S. Government Fund - Class 2                 229        72
Franklin Templeton - Mutual Shares Securities Fund - Class 2               2,382     1,426
Franklin Templeton - Templeton Foreign Securities Fund - Class 2          16,096     2,154
Janus Aspen Series International Growth Portfolio - Service Shares        12,567     2,206
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                  31       569
Janus Aspen Series Worldwide Growth Portfolio - Service Shares            10,762     3,738
JPMorgan Mid Cap Value Portfolio                                             288        --
JPMorgan Small Company Portfolio                                           9,935     3,111
MFS VIT Capital Opportunities Series - Initial Class                       2,190     1,708
MFS VIT Emerging Growth Series - Initial Class                            19,963     8,615
MFS VIT New Discovery Series - Initial Class                                 248       509
MFS VIT Research Series - Initial Class                                   23,209     7,191
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                    3,774       841
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   313        34
PIMCO VIT Real Return Portfolio - Administrative Class                     5,130       795
PIMCO VIT Short-Term Portfolio - Administrative Class                        773       199
PIMCO VIT Total Return Portfolio - Administrative Class                   10,989     5,085
Pioneer Fund VCT Portfolio - Class I                                       8,672    11,594
Pioneer Growth Opportunities VCT Portfolio - Class I                       5,435    11,371
Putnam VT Diversified Income Fund - Class IB                               8,106     9,986
Putnam VT Growth and Income Fund - Class IB                               16,746    38,638
Putnam VT International Growth and Income Fund - Class IB                 11,329    18,207
UIF Equity Growth Portfolio - Class I                                     15,343    18,626
UIF High Yield Portfolio - Class I                                           431        (1)
VALIC Company I - International Equities Fund                                649     1,308
VALIC Company I - Mid Cap Index Fund                                      20,152    20,552
VALIC Company I - Money Market I Fund                                    101,709    35,620
VALIC Company I - Nasdaq-100 Index Fund                                      936       522
VALIC Company I - Science & Technology Fund                                  870       769
VALIC Company I - Small Cap Index Fund                                       907       203
VALIC Company I - Stock Index Fund                                        42,725    24,773
Van Kampen LIT Growth and Income Portfolio - Class I                       1,321     2,524
Vanguard VIF High Yield Bond Portfolio                                     1,647     1,937
Vanguard VIF REIT Index Portfolio                                         15,215     1,689

                                 USL VL-R - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2005.

                                                                                Net Asset
                                                                                Value Per Value of Shares   Cost of
Divisions                                                               Shares    Share    at Fair Value  Shares Held
----------------------------------------------------------------------- ------- --------- --------------- -----------
AIM V.I. International Growth Fund - Series I                             1,611  $23.17      $ 37,324      $ 27,939
AIM V.I. Premier Equity Fund - Series I                                   4,718   22.32       105,296       109,042
Alger American MidCap Growth Portfolio - Class O Shares                       1   21.90            13            13
American Century VP Value Fund - Class I                                  5,562    8.20        45,606        37,656
Credit Suisse Small Cap Growth Portfolio                                  1,151   14.89        17,142        14,548
Dreyfus IP MidCap Stock Portfolio - Initial shares                          420   19.15         8,048         7,306
Dreyfus VIF Developing Leaders Portfolio - Initial shares                 1,272   43.96        55,901        46,557
Dreyfus VIF Quality Bond Portfolio - Initial shares                       2,327   11.28        26,247        26,812
Fidelity VIP Asset Manager Portfolio - Service Class 2                       48   14.81           712           680
Fidelity VIP Contrafund Portfolio - Service Class 2                       8,001   30.69       245,554       186,583
Fidelity VIP Equity-Income Portfolio - Service Class 2                    2,699   25.17        67,923        50,489
Fidelity VIP Growth Portfolio - Service Class 2                           2,938   33.29        97,816        77,313
Fidelity VIP Mid Cap Portfolio - Service Class 2                              1   34.67            22            19
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2      11   16.79           189           191
Franklin Templeton - Franklin U.S. Government Fund - Class 2                 37   12.59           470           481
Franklin Templeton - Mutual Shares Securities Fund - Class 2                263   18.17         4,774         4,240
Franklin Templeton - Templeton Foreign Securities Fund - Class 2          1,788   15.62        27,921        23,644
Janus Aspen Series International Growth Portfolio - Service Shares          903   35.17        31,770        22,508
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                 63   28.41         1,795         1,266
Janus Aspen Series Worldwide Growth Portfolio - Service Shares            2,322   27.76        64,445        56,905
JPMorgan Mid Cap Value Portfolio                                             10   27.84           287           288
JPMorgan Small Company Portfolio                                          1,368   15.92        21,775        20,870
MFS VIT Capital Opportunities Series - Initial Class                        144   13.69         1,965         1,905
MFS VIT Emerging Growth Series - Initial Class                            8,086   19.13       154,686       145,490
MFS VIT New Discovery Series - Initial Class                                111   15.65         1,738         1,336
MFS VIT Research Series - Initial Class                                   7,415   16.41       121,683        98,909
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                     974   20.28        19,759        14,699
Oppenheimer Global Securities Fund/VA - Non-Service Shares                    8   33.38           282           281
PIMCO VIT Real Return Portfolio - Administrative Class                    1,625   12.69        20,616        19,891
PIMCO VIT Short-Term Portfolio - Administrative Class                        86   10.05           861           863
PIMCO VIT Total Return Portfolio - Administrative Class                   5,097   10.24        52,191        52,694
Pioneer Fund VCT Portfolio - Class I                                      1,452   21.55        31,296        29,570
Pioneer Growth Opportunities VCT Portfolio - Class I                        321   25.37         8,132         7,312
Putnam VT Diversified Income Fund - Class IB                              3,325    8.76        29,129        28,823
Putnam VT Growth and Income Fund - Class IB                               8,484   26.35       223,558       210,545
Putnam VT International Growth and Income Fund - Class IB                 4,612   15.28        70,468        51,050
UIF Equity Growth Portfolio - Class I                                     7,681   15.83       121,593       105,719
UIF High Yield Portfolio - Class I                                          252    6.80         1,712         1,736
VALIC Company I - International Equities Fund                             4,496    9.03        40,600        23,394
VALIC Company I - Mid Cap Index Fund                                      4,018   22.78        91,534        74,219
VALIC Company I - Money Market I Fund                                   419,795    1.00       419,795       419,795
VALIC Company I - Nasdaq-100 Index Fund                                     459    4.56         2,094         1,947
VALIC Company I - Science & Technology Fund                               1,057   11.80        12,476        11,094
VALIC Company I - Small Cap Index Fund                                      242   16.06         3,887         3,629
VALIC Company I - Stock Index Fund                                       18,612   33.07       615,514       580,381
Van Kampen LIT Growth and Income Portfolio - Class I                        343   20.49         7,037         5,758
Vanguard VIF High Yield Bond Portfolio                                      500    8.59         4,294         4,224
Vanguard VIF REIT Index Portfolio                                         3,613   20.26        73,199        52,776

                                 USL VL-R - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2005.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                         705           (393)          312
   Platinum Investor PLUS                                                     18             (7)           11
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                       1,525         (2,013)         (488)
   Platinum Investor PLUS                                                     55            (20)           35
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                      4             (3)            1
American Century VP Value Fund - Class I
   Platinum Investor                                                         509           (436)           73
   Platinum Investor PLUS                                                     28            (13)           15
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                         528           (137)          391
   Platinum Investor PLUS                                                     49            (18)           31
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                                         427           (253)          174
   Platinum Investor PLUS                                                     33             (3)           30
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                                         519         (1,139)         (620)
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                                         523           (252)          271
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                          --             (1)           (1)
   Platinum Investor PLUS                                                     58            (22)           36
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                       4,566         (1,506)        3,060
   Platinum Investor PLUS                                                    109             (7)          102
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                         624           (700)          (76)
   Platinum Investor PLUS                                                     46            (17)           29
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                       1,953         (3,986)       (2,033)
   Platinum Investor PLUS                                                     49             (9)           40
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                      2             (1)            1
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                     16             (3)           13
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                          15             (6)            9
   Platinum Investor PLUS                                                      3             (1)            2
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                         194           (119)           75
   Platinum Investor PLUS                                                      4             (3)            1
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                       1,326           (228)        1,098
   Platinum Investor PLUS                                                     38             (7)           31
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                       1,493           (253)        1,240
   Platinum Investor PLUS                                                      9             (3)            6

                                 USL VL-R - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                               Accumulation  Accumulation  Net Increase
Divisions                                                      Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------------- ------------ -------------- ------------
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                 15           (112)          (97)
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                              1,658           (622)        1,036
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                            22             (1)           21
JPMorgan Small Company Portfolio
   Platinum Investor                                                742           (355)          387
   Platinum Investor PLUS                                            37            (14)           23
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                333           (259)           74
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                              2,375         (1,236)        1,139
   Platinum Investor PLUS                                            42            (16)           26
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                 32            (65)          (33)
   Platinum Investor PLUS                                             4             (1)            3
MFS VIT Research Series - Initial Class
   Platinum Investor                                              2,940           (844)        2,096
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                562           (117)          445
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                            22             (3)           19
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                293            (60)          233
   Platinum Investor PLUS                                            16             (1)           15
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                 18            (17)            1
   Platinum Investor PLUS                                            72            (18)           54
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                982           (716)          266
   Platinum Investor PLUS                                            28             (7)           21
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                793         (1,104)         (311)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                221           (752)         (531)
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                582           (842)         (260)
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                              1,005         (3,010)       (2,005)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                892         (1,440)         (548)
   Platinum Investor PLUS                                            18             (7)           11
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                              1,549         (1,837)         (288)
UIF High Yield Portfolio - Class I
   Platinum Investor                                                 41            (12)           29
VALIC Company I - International Equities Fund
   Platinum Investor                                                204           (299)          (95)
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                                726           (931)         (205)

                                 USL VL-R - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                  Accumulation
                                                     Accumulation    Units     Net Increase
Divisions                                            Units Issued   Redeemed    (Decrease)
---------------------------------------------------- ------------ ------------ ------------
   Platinum Investor PLUS                                  57            (9)         48
VALIC Company I - Money Market I Fund
   Platinum Investor                                    6,243        (1,239)      5,004
   Platinum Investor PLUS                                 911          (911)         --
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                       79          (111)        (32)
   Platinum Investor PLUS                                  69           (19)         50
VALIC Company I - Science & Technology Fund
   Platinum Investor                                      244          (196)         48
VALIC Company I - Small Cap Index Fund
   Platinum Investor                                       --            (3)         (3)
   Platinum Investor PLUS                                  58            (9)         49
VALIC Company I - Stock Index Fund
   Platinum Investor                                    2,072        (2,116)        (44)
   Platinum Investor PLUS                                 123           (20)        103
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                       60          (206)       (146)
   Platinum Investor PLUS                                  38            (6)         32
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                      111          (165)        (54)
   Platinum Investor PLUS                                   3            (1)          2
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                      503          (158)        345
   Platinum Investor PLUS                                  17            (2)         15

                                 USL VL-R - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------ ------------ -------------- ------------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                  1,088           (468)         620
   Platinum Investor PLUS                                                75             (5)          70
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                  2,118           (923)       1,195
American Century VP Value Fund - Class I
   Platinum Investor                                                    519           (445)          74
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                    557           (137)         420
   Platinum Investor PLUS                                               154            (12)         142
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                                    391           (279)         112
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                                    595           (412)         183
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                                    265           (269)          (4)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                     --             (1)          (1)
   Platinum Investor PLUS                                                 9             --            9
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                  5,911         (1,208)       4,703
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    683           (719)         (36)
   Platinum Investor PLUS                                               153            (11)         142
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                  4,068         (1,462)       2,606
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                     17             (6)          11
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                    162           (122)          40
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                    481           (177)         304
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                  1,018           (292)         726
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                     41           (129)         (88)
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                  1,712           (631)       1,081
JPMorgan Small Company Portfolio
   Platinum Investor                                                    979           (387)         592
   Platinum Investor PLUS                                               151            (10)         141
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                    270           (269)           1
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                                  2,528         (1,747)         781
   Platinum Investor PLUS                                               156            (11)         145
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                     45            (68)         (23)
MFS VIT Research Series - Initial Class
   Platinum Investor                                                  3,157           (935)       2,222

                                 USL VL-R - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                            30            (99)          (69)
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                           140            (59)           81
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                            40            (14)           26
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                           882           (712)          170
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                         3,219             (2)        3,217
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                         1,316            (38)        1,278
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                         1,493           (272)        1,221
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                         1,355         (3,612)       (2,257)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                         2,094         (1,101)          993
   Platinum Investor PLUS                                       75             (5)           70
Safeco RST Core Equity Portfolio
   Platinum Investor                                         1,833         (4,703)       (2,870)
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                           512         (1,746)       (1,234)
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                         2,593         (1,870)          723
UIF High Yield Portfolio - Class I
   Platinum Investor                                            45            (11)           34
VALIC Company I - International Equities Fund
   Platinum Investor                                           259           (333)          (74)
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                         1,094           (438)          656
VALIC Company I - Money Market I Fund
   Platinum Investor                                         6,900         (7,560)         (660)
   Platinum Investor PLUS                                      713           (713)           --
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                            89           (111)          (22)
VALIC Company I - Science & Technology Fund
   Platinum Investor                                           662           (195)          467
VALIC Company I - Small Cap Index Fund
   Platinum Investor                                           237             (8)          229
VALIC Company I - Stock Index Fund
   Platinum Investor                                         2,572         (2,585)          (13)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                           116           (226)         (110)
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                            50           (118)          (68)
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                           524           (187)          337

                                 USL VL-R - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                        Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
2005
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                              2,770   $13.02    $ 36,069     0.70%     0.75%     17.05%
   Platinum Investor PLUS                                            81    15.45       1,256     0.70%     0.70%     17.11%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                             10,063    10.42     104,880     0.83%     0.75%      4.87%
   Platinum Investor PLUS                                            35    11.78         416     1.48%     0.70%      4.92%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                             1    12.89          13     0.00%     0.70%      9.06%
American Century VP Value Fund - Class I
   Platinum Investor                                              2,865    15.85      45,409     0.82%     0.75%      4.25%
   Platinum Investor PLUS                                            15    12.86         196     0.42%     0.70%      4.30%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                              1,926     7.90      15,216     0.00%     0.75%     -3.40%
   Platinum Investor PLUS                                           173    11.15       1,927     0.00%     0.70%     -3.36%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                                582    13.17       7,668     0.03%     0.75%      8.36%
   Platinum Investor PLUS                                            30    12.86         380     0.00%     0.70%      8.41%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                              3,825    14.61      55,901     0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                              1,936    13.56      26,247     3.66%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                 20    10.48         206     2.53%     0.75%      3.01%
   Platinum Investor PLUS                                            45    11.24         506     1.06%     0.70%      3.06%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                             19,395    12.59     244,116     0.11%     0.75%     15.78%
   Platinum Investor PLUS                                           102    14.05       1,438     0.00%     0.70%     15.84%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                              5,630    11.68      65,733     1.41%     0.75%      4.78%
   Platinum Investor PLUS                                           171    12.77       2,189     1.29%     0.70%      4.84%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                             13,688     7.11      97,366     0.28%     0.75%      4.72%
   Platinum Investor PLUS                                            40    11.34         449     0.00%     0.70%      4.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                             1    15.62          22     0.00%     0.70%     17.19%
Franklin Templeton - Franklin Small Cap Value Securities Fund -
  Class 2
   Platinum Investor PLUS                                            13    14.44         189     0.29%     0.70%      8.01%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                 38    11.57         445     5.20%     0.75%      1.64%
   Platinum Investor PLUS                                             2    10.47          25     7.42%     0.70%      1.69%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                357    13.35       4,762     0.88%     0.75%      9.73%
   Platinum Investor PLUS                                             1    12.97          12     5.28%     0.70%      9.79%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                              2,026    13.58      27,499     0.79%     0.75%      9.35%
   Platinum Investor PLUS                                            31    13.75         423     0.46%     0.70%      9.40%

                                 USL VL-R - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ---------- ---------- ---------- --------- ----------
2005 - Continued
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                3,065   $10.33    $ 31,670     1.04%     0.75%     30.96%
   Platinum Investor PLUS                                               6    16.84         100     1.66%     0.70%     31.02%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                  304     5.90       1,795     0.00%     0.75%     11.19%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                9,469     6.81      64,445     1.16%     0.75%      4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                              21    13.75         286     0.02%     0.70%      8.45%
JPMorgan Small Company Portfolio
   Platinum Investor                                                1,666    11.71      19,514     0.00%     0.75%      2.65%
   Platinum Investor PLUS                                             164    13.75       2,261     0.00%     0.70%      2.70%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                  292     6.74       1,965     0.72%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               13,476    11.32     152,498     0.00%     0.75%      8.38%
   Platinum Investor PLUS                                             171    12.77       2,188     0.00%     0.70%      8.43%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                  195     8.76       1,709     0.00%     0.75%      4.46%
   Platinum Investor PLUS                                               3    11.37          29     0.00%     0.70%      4.51%
MFS VIT Research Series - Initial Class
   Platinum Investor                                               15,171     8.02     121,683     0.42%     0.75%      7.00%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                2,738     7.22      19,759     0.00%     0.75%     12.89%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                              19    14.60         282     0.35%     0.70%     13.51%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                1,323    15.46      20,453     2.57%     0.75%      1.33%
   Platinum Investor PLUS                                              15    10.92         163     1.59%     0.70%      1.38%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                   27    11.27         305     2.68%     0.75%      1.74%
   Platinum Investor PLUS                                              54    10.26         556     2.12%     0.70%      1.79%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                3,924    13.24      51,967     3.44%     0.75%      1.69%
   Platinum Investor PLUS                                              21    10.64         224     3.91%     0.70%      1.74%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                2,906    10.77      31,296     1.27%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                  747    10.89       8,132     0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                2,150    13.55      29,129     5.85%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                               18,362    12.17     223,558     1.56%     0.75%      4.44%

                                 USL VL-R - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                                 Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
2005 - Continued
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                       4,743   $14.60    $ 69,256     0.82%     0.75%     13.25%
   Platinum Investor PLUS                                     81    14.89       1,211     0.77%     0.70%     13.31%
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                      10,313    11.79     121,593     0.46%     0.75%     14.85%
UIF High Yield Portfolio - Class I
   Platinum Investor                                         153    11.17       1,711     7.53%     0.75%      0.30%
VALIC Company I - International Equities Fund
   Platinum Investor                                       3,319    12.23      40,600     1.70%     0.75%     16.11%
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                       4,278    21.25      90,890     1.01%     0.75%     11.36%
   Platinum Investor PLUS                                     48    13.52         643     0.63%     0.70%     11.42%
VALIC Company I - Money Market I Fund
   Platinum Investor                                      35,518    11.82     419,795     2.83%     0.75%      1.96%
   Platinum Investor PLUS                                     --    10.21          --     0.00%     0.70%      2.01%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                         308     4.87       1,501     0.15%     0.75%      0.49%
   Platinum Investor PLUS                                     50    11.84         592     0.06%     0.70%      0.54%
VALIC Company I - Science & Technology Fund
   Platinum Investor                                       3,080     4.05      12,476     0.00%     0.75%      2.56%
VALIC Company I - Small Cap Index Fund
   Platinum Investor                                         238    13.70       3,257     0.92%     0.75%      3.49%
   Platinum Investor PLUS                                     49    12.95         630     0.58%     0.70%      3.54%
VALIC Company I - Stock Index Fund
   Platinum Investor                                      51,754    11.87     614,245     1.48%     0.75%      3.78%
   Platinum Investor PLUS                                    103    12.26       1,268     0.98%     0.70%      3.83%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                         507    13.03       6,604     1.19%     0.75%      9.17%
   Platinum Investor PLUS                                     32    13.54         433     0.24%     0.70%      9.22%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                         328    13.01       4,274     8.82%     0.75%      1.99%
   Platinum Investor PLUS                                      2    11.25          19     0.00%     0.70%      2.04%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                       3,024    24.13      72,970     2.55%     0.75%     11.00%
   Platinum Investor PLUS                                     15    14.94         229     0.00%     0.70%     11.06%

2004
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                       2,458    11.13      27,348     0.73%     0.75%     23.08%
   Platinum Investor PLUS                                     70    13.20         922     1.15%     0.70%     23.14%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                      10,551     9.94     104,861     0.49%     0.75%      4.98%
American Century VP Value Fund - Class I
   Platinum Investor                                       2,792    15.21      42,457     0.94%     0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                       1,535     8.18      12,556     0.00%     0.75%     10.04%
   Platinum Investor PLUS                                    142    11.54       1,642     0.00%     0.70%     10.10%

                                 USL VL-R - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ---------- ---------- ---------- --------- ----------
2004 - Continued
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                                  408   $12.16    $  4,965     0.44%     0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                                4,445    13.92      61,857     0.20%     0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                                1,665    13.33      22,202     4.11%     0.75%      2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                   21    10.18         210     2.53%     0.75%      4.39%
   Platinum Investor PLUS                                               9    10.91          96     0.00%     0.70%      4.44%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                               16,335    10.87     177,585     0.17%     0.75%     14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                5,706    11.14      63,586     1.37%     0.75%     10.40%
   Platinum Investor PLUS                                             142    12.18       1,729     0.00%     0.70%     10.46%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                               15,721     6.79     106,787     0.13%     0.75%      2.35%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                   29    11.39         330     6.82%     0.75%      2.70%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                  282    12.16       3,432     0.84%     0.75%     11.79%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                  928    12.42      11,526     1.22%     0.75%     17.64%
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                1,825     7.89      14,402     1.05%     0.75%     17.80%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                  401     5.31       2,127     0.00%     0.75%     19.58%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                8,433     6.50      54,775     0.90%     0.75%      3.75%
JPMorgan Small Company Portfolio
   Platinum Investor                                                1,279    11.41      14,598     0.00%     0.75%     26.22%
   Platinum Investor PLUS                                             141    13.39       1,883     0.00%     0.70%     26.28%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                  218     6.67       1,452     0.37%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               12,337    10.44     128,816     0.00%     0.75%     12.12%
   Platinum Investor PLUS                                             145    11.78       1,703     0.00%     0.70%     12.17%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                  228     8.38       1,910     0.00%     0.75%      5.72%
MFS VIT Research Series - Initial Class
   Platinum Investor                                               13,075     7.50      98,010     0.89%     0.75%     14.98%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                2,293     6.39      14,659     0.00%     0.75%     15.44%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                1,090    15.25      16,629     1.02%     0.75%      8.11%

                                 USL VL-R - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                                 Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
2004 - Continued
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                          26   $11.08    $    291     1.52%     0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                       3,658    13.02      47,642     1.87%     0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                       3,217    10.22      32,879     0.00%     0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                       1,278    10.28      13,136     0.00%     0.75%     24.22%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                       2,410    13.25      31,932     5.69%     0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                      20,367    11.66     237,411     1.58%     0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                       5,291    12.89      68,229     1.02%     0.75%     20.08%
   Platinum Investor PLUS                                     70    13.14         914     0.00%     0.70%     20.14%
Safeco RST Core Equity Portfolio
   Platinum Investor                                          --     9.17          --     2.75%     0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                          --    10.26          --     0.00%     0.75%     18.09%
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                      10,601    10.27     108,834     0.17%     0.75%      6.97%
UIF High Yield Portfolio - Class I
   Platinum Investor                                         124    11.14       1,378     5.95%     0.75%      8.67%
VALIC Company I - International Equities Fund
   Platinum Investor                                       3,414    10.54      35,967     1.41%     0.75%     16.98%
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                       4,483    19.08      85,536     0.83%     0.75%     15.18%
VALIC Company I - Money Market I Fund
   Platinum Investor                                      30,514    11.59     353,711     0.84%     0.75%      0.05%
   Platinum Investor PLUS                                     --    10.01          --     0.00%     0.70%      0.10%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                         340     4.85       1,647     0.55%     0.75%      9.23%
VALIC Company I - Science & Technology Fund
   Platinum Investor                                       3,032     3.95      11,973     0.00%     0.75%      0.04%
VALIC Company I - Small Cap Index Fund
   Platinum Investor                                         241    13.24       3,193     1.45%     0.75%     17.01%
VALIC Company I - Stock Index Fund
   Platinum Investor                                      51,798    11.44     592,372     1.57%     0.75%      9.68%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                         653    11.93       7,797     0.99%     0.75%     13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                         382    12.76       4,871     7.33%     0.75%      7.71%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                       2,679    21.74      58,232     2.52%     0.75%     29.54%

2003
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                       1,838     9.04      16,614     0.54%     0.75%     28.10%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                       9,356     9.47      88,566     0.26%     0.75%     24.15%

                                 USL VL-R - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ---------- ---------- ---------- --------- ----------
2003 - Continued
American Century VP Value Fund - Class I
   Platinum Investor                                                2,718   $13.40    $ 36,422     1.47%     0.75%     28.00%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                1,115     7.43       8,285     0.00%     0.75%     47.44%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                                  296    10.70       3,167     0.36%     0.75%     30.74%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                                4,262    12.59      53,673     0.03%     0.75%     30.71%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                                1,669    12.99      21,690     3.86%     0.75%      4.16%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                   22     9.75         210     0.00%     0.75%     16.79%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                               11,632     9.51     110,633     0.26%     0.75%     27.24%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                5,742    10.09      57,957     2.34%     0.75%     29.06%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                               13,115     6.64      87,039     0.13%     0.75%     31.55%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                   18    11.09         200     0.00%     0.75%      1.45%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                  242    10.88       2,637     1.81%     0.75%     24.21%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                  624    10.55       6,586     2.15%     0.75%     31.23%
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                1,099     6.70       7,360     1.10%     0.75%     33.53%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                  489     4.44       2,170     0.00%     0.75%     33.76%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                7,352     6.26      46,028     0.69%     0.75%     22.76%
JPMorgan Small Company Portfolio
   Platinum Investor                                                  687     9.04       6,209     0.00%     0.75%     34.96%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                  217     5.98       1,297     0.30%     0.75%     26.44%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               11,556     9.31     107,624     0.00%     0.75%     29.25%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                  251     7.93       1,989     0.00%     0.75%     32.72%
MFS VIT Research Series - Initial Class
   Platinum Investor                                               10,853     6.52      70,753     0.53%     0.75%     23.77%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                2,362     5.54      13,082     0.00%     0.75%     27.11%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                1,009    14.11      14,237     2.02%     0.75%      8.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                    0    11.02           3     0.00%     0.75%      1.29%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                3,488    12.51      43,631     4.67%     0.75%      4.26%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                1,189    12.22      14,534     8.63%     0.75%     19.15%

                                 USL VL-R - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                                 Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
2003 - Continued
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                      22,624   $10.57    $239,135     1.78%     0.75%      26.43%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                       4,298    10.74      46,157     1.09%     0.75%      36.82%
Safeco RST Core Equity Portfolio
   Platinum Investor                                       2,870     8.77      25,162     0.84%     0.75%      23.85%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                       1,234     8.69      10,725     0.00%     0.75%      41.87%
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                       9,878     9.60      94,808     0.00%     0.75%      23.99%
UIF High Yield Portfolio - Class I
   Platinum Investor                                          90    10.25         927     0.00%     0.75%      24.76%
VALIC Company I - International Equities Fund
   Platinum Investor                                       3,488     9.01      31,418     2.36%     0.75%      28.67%
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                       3,827    16.56      63,386     0.51%     0.75%      34.11%
VALIC Company I - Money Market I Fund
   Platinum Investor                                      31,174    11.59     361,167     0.66%     0.75%      -0.15%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                         362     4.44       1,606     0.00%     0.75%      48.16%
VALIC Company I - Science & Technology Fund
   Platinum Investor                                       2,565     3.95      10,124     0.00%     0.75%      50.34%
VALIC Company I - Small Cap Index Fund
   Platinum Investor                                          12    11.31         137     0.25%     0.75%      45.38%
VALIC Company I - Stock Index Fund
   Platinum Investor                                      51,811    10.43     540,208     1.21%     0.75%      27.24%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                         763    10.51       8,024     0.97%     0.75%      27.07%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                         450    11.85       5,328     7.53%     0.75%      16.00%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                       2,342    16.78      39,307     4.92%     0.75%      34.47%

2002
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                       1,861     7.06      13,133     0.73%     0.75%     -16.30%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                      12,436     7.63      94,828     0.36%     0.75%     -30.78%
American Century VP Value Fund - Class I
   Platinum Investor                                       1,287    10.47      13,475     1.13%     0.75%     -13.27%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                         521     5.04       2,627     0.00%     0.75%       0.00%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                         118     8.18         964     0.13%     0.75%     -13.15%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                       5,327     9.63      51,325     0.05%     0.75%     -19.73%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                       1,694    12.47      21,137     5.17%     0.75%       6.96%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                       9,570     7.48      71,536     0.60%     0.75%     -10.28%

                                 USL VL-R - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ---------- ---------- ---------- --------- ----------
2002 - Continued
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                1,346   $ 7.82    $ 10,527     1.11%     0.75%     -17.77%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                4,597     5.04      23,190     0.10%     0.75%     -30.82%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                  120     8.04         967     0.00%     0.75%       0.00%
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                  973     5.02       4,881     1.04%     0.75%     -26.31%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                  468     3.32       1,553     0.00%     0.75%     -28.66%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                5,078     5.10      25,900     0.70%     0.75%     -26.26%
JPMorgan Small Company Portfolio
   Platinum Investor                                                  479     6.70       3,205     0.08%     0.75%     -22.24%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                  266     4.73       1,258     0.08%     0.75%     -30.22%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               12,085     7.21      87,078     0.00%     0.75%     -34.26%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                  169     5.97       1,011     0.00%     0.75%     -32.14%
MFS VIT Research Series - Initial Class
   Platinum Investor                                                8,261     5.27      43,509     0.20%     0.75%     -25.10%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                1,144     4.36       4,986     0.00%     0.75%       0.00%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                  563    13.06       7,357     4.10%     0.75%      16.92%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                   13    10.88         146     0.00%     0.75%       0.00%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                  263    12.00       3,153     3.35%     0.75%       8.27%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                1,149    10.26      11,783     6.93%     0.75%       5.11%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                               25,152     8.36     210,280     1.54%     0.75%     -19.59%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                8,748     7.85      68,660     0.50%     0.75%     -14.41%
Safeco RST Core Equity Portfolio
   Platinum Investor                                                4,134     7.08      29,271     1.06%     0.75%     -26.46%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                                1,776     6.13      10,881     0.00%     0.75%     -38.14%
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                               14,521     7.74     112,400     0.17%     0.75%     -28.40%
VALIC Company I - International Equities Fund
   Platinum Investor                                                  449     7.00       3,141     0.36%     0.75%     -19.40%
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                                6,198    12.35      76,553     0.70%     0.75%     -15.54%
VALIC Company I - Money Market I Fund
   Platinum Investor                                               19,305    11.60     223,999     1.30%     0.75%       0.49%

                                 USL VL-R - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------ ------ ---------- ---------- ---------- --------- ----------
2002 - Continued
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                                  300   $ 3.00    $    900     0.00%     0.75%     -38.72%
VALIC Company I - Science & Technology Fund
   Platinum Investor                                                2,184     2.63       5,735     0.00%     0.75%     -40.66%
VALIC Company I - Stock Index Fund
   Platinum Investor                                               47,152     8.19     386,367     1.24%     0.75%     -23.01%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                  833     8.27       6,891     2.87%     0.75%     -27.11%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                  514    10.21       5,253     5.71%     0.75%       0.78%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                  686    12.48       8,562     3.32%     0.75%       2.76%

2001
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                1,787     8.43      15,070     0.37%     0.75%     -24.11%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                               11,423    11.02     125,835     0.15%     0.75%     -13.22%
American Century VP Value Fund - Class I
   Platinum Investor                                                  804    12.07       9,710     0.00%     0.75%      15.23%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor                                                   33     9.42         313     0.00%     0.75%       0.00%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Platinum Investor                                                4,918    12.00      59,025     0.61%     0.75%      -6.82%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                                1,491    11.66      17,394     6.67%     0.75%       5.89%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                6,393     8.33      53,261     0.41%     0.75%      -9.10%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                  650     9.51       6,183     0.00%     0.75%       1.64%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                2,364     7.29      17,240     0.00%     0.75%      -8.73%
Janus Aspen Series International Growth Portfolio - Service Shares
   Platinum Investor                                                  501     6.81       3,408     0.15%     0.75%      -5.79%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                  213     4.65         993     0.00%     0.75%       5.73%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                2,358     6.92      16,312     0.21%     0.75%     -23.96%
JPMorgan Small Company Portfolio
   Platinum Investor                                                   99     8.61         855     0.00%     0.75%       0.00%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                  142     6.78         959     0.00%     0.75%       4.93%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               10,720    10.96     117,488     0.00%     0.75%     -33.99%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                   45     8.81         400     0.00%     0.75%       0.00%
MFS VIT Research Series - Initial Class
   Platinum Investor                                                4,946     7.03      34,783     0.01%     0.75%     -22.59%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                   16    11.17         177     0.00%     0.75%       0.00%

                                 USL VL-R - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                                 Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
2001 - Continued
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                         189   $11.08    $  2,099     0.67%     0.75%      -0.40%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                         635     9.76       6,195     0.00%     0.75%       1.50%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                      26,508    10.40     275,617     5.55%     0.75%      -7.10%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                       7,948     9.17      72,892     6.60%     0.75%     -21.40%
Safeco RST Core Equity Portfolio
   Platinum Investor                                       4,185     9.63      40,294     0.71%     0.75%     -10.07%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                       1,189     9.90      11,778     0.00%     0.75%      18.25%
UIF Equity Growth Portfolio - Class I
   Platinum Investor                                      14,145    10.81     152,921     0.00%     0.75%     -15.75%
VALIC Company I - International Equities Fund
   Platinum Investor                                         641     8.68       5,567     2.23%     0.75%     -22.56%
VALIC Company I - Mid Cap Index Fund
   Platinum Investor                                       5,758    14.62      84,203     1.04%     0.75%      -1.68%
VALIC Company I - Money Market I Fund
   Platinum Investor                                      16,975    11.55     196,000     1.79%     0.75%       2.91%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor                                         300     4.89       1,467     0.00%     0.75%       6.79%
VALIC Company I - Science & Technology Fund
   Platinum Investor                                       1,700     4.42       7,523     0.00%     0.75%       7.02%
VALIC Company I - Stock Index Fund
   Platinum Investor                                      30,110    10.64     320,473     1.16%     0.75%     -12.86%
Van Kampen LIT Strategic Stock Portfolio - Class I
   Platinum Investor                                         601    11.35       6,821     1.25%     0.75%       0.32%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                         246    10.13       2,496     0.00%     0.75%       2.24%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                         536    12.14       6,515     0.00%     0.75%       0.53%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

                                 USL VL-R - 37

                             Financial Statements

       The United States Life Insurance Company in the City of New York

                 Years ended December 31, 2005, 2004 and 2003

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

Report of Independent Registered Public Accounting Firm............... F - 1

Audited Financial Statements

Balance Sheets........................................................ F - 2
Statements of Income.................................................. F - 4
Statements of Shareholder's Equity.................................... F - 5
Statements of Cash Flows.............................................. F - 6
Statements of Comprehensive Income.................................... F - 7
Notes to Financial Statements......................................... F - 8

[LOGO] PRICEWATERHOUSECOOPERS

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000

            Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets as of December 31, 2005 and 2004 and the related statements of income, shareholder's equity, cash flows and of comprehensive income present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 28, 2006

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                                              December 31
                                                                                                        -----------------------
                                                                                                           2005        2004
                                                                                                        ----------- -----------
                                                                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value (amortized cost $3,233,463 in 2005 and
     $2,846,775 in 2004)                                                                                $ 3,359,785 $ 3,062,420
   Equity securities, available for sale, at fair value (cost - $8,434 in 2005 and $8,166 in 2004)            9,419       9,003
   Mortgage loans on real estate                                                                            202,679     153,543
   Policy loans                                                                                             198,010     195,394
   Other long-term investments                                                                               11,893      17,927
   Securities lending collateral                                                                            386,807     200,644
   Short-term investments, at cost (approximates fair value)                                                 17,632      22,389
                                                                                                        ----------- -----------
Total investments                                                                                         4,186,225   3,661,320

Cash                                                                                                         15,453       7,811
Note receivable - affiliate                                                                                 131,951     122,000
Receivable from affiliates                                                                                    4,802     130,158
Accrued investment income                                                                                    43,170      44,077
Accounts and premiums receivable                                                                            133,162     131,232
Reinsurance recoverable - paid losses                                                                        51,588      16,462
Reinsurance recoverable - unpaid losses                                                                   1,077,251   1,083,654
Deferred acquisition costs                                                                                  174,252     147,817
Property and equipment                                                                                          250       1,589
Assets held in separate accounts                                                                              3,388       3,134
Other assets                                                                                                 26,508      26,727
                                                                                                        ----------- -----------
Total assets                                                                                            $ 5,848,000 $ 5,375,981
                                                                                                        =========== ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                            December 31
                                                                                     ------------------------
                                                                                         2005         2004
                                                                                     -----------  -----------
                                                                                          (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits                                                  $ 2,144,275  $ 2,087,330
   Future policy benefits for life and accident and health insurance contracts         1,493,384    1,503,043
   Reserve for unearned premiums                                                         180,901      198,113
   Policy and contract claims                                                            542,829      478,043
   Income taxes payable
       Current                                                                           (30,980)    (112,476)
       Deferred                                                                           21,629          776
   Payable to affiliates                                                                     495       28,993
   Reinsurance payable                                                                   112,656      112,083
   Securities lending payable                                                            386,807      200,644
   Liabilities held in separate accounts                                                   3,388        3,134
   Other liabilities                                                                     119,803      167,423
                                                                                     -----------  -----------
Total liabilities                                                                      4,975,187    4,667,106
                                                                                     -----------  -----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized, issued, and outstanding        3,961        3,961
   Additional paid-in capital                                                            475,077      345,077
   Accumulated other comprehensive income                                                 50,876       91,193
   Retained earnings                                                                     342,899      268,644
                                                                                     -----------  -----------
Total shareholder's equity                                                               872,813      708,875
                                                                                     -----------  -----------
Total liabilities and shareholder's equity                                           $ 5,848,000  $ 5,375,981
                                                                                     ===========  ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                                                      Year ended December 31
                                                                ---------------------------------
                                                                   2005        2004        2003
                                                                ----------  ----------  ---------
                                                                          (In Thousands)
Revenues:
   Premiums and other considerations (see note 13)              $  290,025  $  561,197  $ 303,764
   Net investment income                                           247,888     226,697    229,063
   Net realized investment gains (losses)                            3,258      (7,523)       554
   Other                                                            13,594      11,674     14,397
                                                                ----------  ----------  ---------
Total revenues                                                     554,765     792,045    547,778
                                                                ----------  ----------  ---------
Benefits and expenses:
   Death and other benefits (see note 13)                          213,635     843,714    206,292
   Interest credited                                                95,276      91,470     94,046
   Operating costs and expenses                                    133,373     154,637    163,136
                                                                ----------  ----------  ---------
Total benefits and expenses                                        442,284   1,089,821    463,474
                                                                ----------  ----------  ---------
Income (loss) before income taxes                                  112,481    (297,776)    84,304
Income taxes:
   Current                                                          (4,469)    (90,601)    33,217
   Deferred                                                         42,695     (17,413)    (7,616)
                                                                ----------  ----------  ---------
Total income taxes                                                  38,226    (108,014)    25,601
                                                                ----------  ----------  ---------
Net income (loss) before cumulative effect of accounting change     74,255    (189,762)    58,703

Cumulative effect of accounting change, net of tax                       -        (130)         -
                                                                ----------  ----------  ---------
Net income (loss)                                               $   74,255  $ (189,892) $  58,703
                                                                ==========  ==========  =========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                   Year ended December
                                             -------------------------------
                                                2005       2004      2003
                                             ---------  ---------  ---------
                                                     (In Thousands)
Common stock:
   Balance at beginning and end of year      $   3,961  $   3,961  $   3,961
                                             ---------  ---------  ---------
Additional paid-in capital:
   Balance at beginning of year                345,077    225,077    225,077
   Capital contribution                        130,000    120,000         --
                                             ---------  ---------  ---------
   Balance at end of year                      475,077    345,077    225,077
                                             ---------  ---------  ---------
Accumulated other comprehensive income:
   Balance at beginning of year                 91,193     79,276     60,524
   Other comprehensive (loss) income           (40,317)    11,917     18,752
                                             ---------  ---------  ---------
   Balance at end of year                       50,876     91,193     79,276
                                             ---------  ---------  ---------
Retained earnings:
   Balance at beginning of year                268,644    458,536    399,833
   Net income (loss)                            74,255   (189,892)    58,703
                                             ---------  ---------  ---------
   Balance at end of year                      342,899    268,644    458,536
                                             ---------  ---------  ---------
Total shareholder's equity                   $ 872,813  $ 708,875  $ 766,850
                                             =========  =========  =========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                                Year ended December
                                                                                       -------------------------------------
                                                                                           2005         2004         2003
                                                                                       -----------  -----------  -----------
                                                                                                   (In Thousands)
Operating activities
Net income (loss)                                                                      $    74,255  $  (189,892) $    58,703
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Change in accounts and premiums receivable                                               (1,930)      49,922      (87,954)
   Change in future policy benefits and other policy claims                               (190,250)     111,383     (111,849)
   Interest credited on policyholder contracts                                              95,276       91,470       94,046
   Increase in workers' compensation claim reserve, net                                     62,704      179,031            -
   Amortization of policy acquisition costs                                                 65,324       64,605       63,482
   Policy acquisition costs deferred                                                       (66,104)     (40,573)     (49,478)
   Provision for deferred income tax expense                                                42,695      (17,413)      (7,616)
   Depreciation and Amortization                                                           (14,594)      (5,747)     (10,132)
   Change in indebtedness to/from affiliates                                               (23,142)         312        8,420
   Change in reinsurance balances                                                          (28,150)    (120,709)     (70,137)
   Net (gain) loss on sale of investments                                                   (3,258)       7,523         (554)
   Other, net                                                                               36,580      (50,044)     (34,699)
                                                                                       -----------  -----------  -----------
Net cash provided by (used in) operating activities                                         49,406       79,868     (147,768)
                                                                                       -----------  -----------  -----------
Investing activities
Purchases of : Fixed maturity and equity securities                                     (1,599,669)  (1,201,556)  (1,331,393)
         Mortgages                                                                         (69,881)     (26,573)     (26,470)
         Other investments                                                              (1,310,785)  (1,098,534)  (1,364,039)
Sales of : Fixed maturity and equity securities                                            966,679      861,242    1,032,484
         Mortgages                                                                          20,761       15,209       15,866
         Other investments                                                               1,313,706    1,069,506    1,489,949
Redemptions and maturities of fixed maturity and equity securities                         259,777      175,503      224,051
Sales and purchases of property and equipment, net                                             840            -            -
Change in securities lending collateral                                                    186,163        8,285       75,181
                                                                                       -----------  -----------  -----------
Net cash (used in) provided by investing activities                                       (232,409)    (196,918)     115,629
                                                                                       -----------  -----------  -----------
Financing activities
Policyholders' contract deposits                                                           217,715      195,738      204,112
Policyholders' contract withdrawals                                                        (90,907)     (86,977)     (87,041)
Change in securities lending payable                                                      (186,163)      (8,285)     (75,181)
Capital contributions from parent                                                          250,000            -            -
                                                                                       -----------  -----------  -----------
Net cash provided by financing activities                                                  190,645      100,476       41,890
                                                                                       -----------  -----------  -----------
Increase (decrease) in cash                                                                  7,642      (16,574)       9,751
Cash at beginning of year                                                                    7,811       24,385       14,634
                                                                                       -----------  -----------  -----------
Cash at end of year                                                                    $    15,453  $     7,811  $    24,385
                                                                                       ===========  ===========  ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                                        Year ended December
                                                                   -----------------------------
                                                                     2005       2004      2003
                                                                   --------  ---------  --------
                                                                           (In Thousands)
Net income (loss)                                                  $ 74,255  $(189,892) $ 58,703
                                                                   --------  ---------  --------
Other comprehensive income:

   Net change in unrealized (losses) gains on investments           (65,246)    26,055    33,026
   Reclassification adjustment for amounts included in net income     3,591     (7,720)   (4,162)
   Deferred income tax benefit (expense) on above changes            21,338     (6,418)  (10,112)
                                                                   --------  ---------  --------
   Other comprehensive (loss) income                                (40,317)    11,917    18,752
                                                                   --------  ---------  --------
Comprehensive income (loss)                                        $ 33,938  $(177,975) $ 77,455
                                                                   ========  =========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), whose parent is American General Corporation ("AGC"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. The Company markets these products to financial institutions in the state of New York.

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

The Company has recorded a net benefit of $11.3 million pre-tax, and $7.3 million post-tax, for the year ended December 31, 2005 to reflect the cumulative effect of the correction of certain prior period errors. This correction primarily relates to the impact on premiums (of $5.9 million pre-tax) and deferred acquisition costs (of $4.3 million pre-tax) for overpayments of reinsurance premiums during the years ended December 31, 2002 to 2004.

       The United States Life Insurance Company in the City of New York

2.1 Preparation of Financial Statements (continued)

These overpayments were identified during 2005, and the Company expects to fully recover them from the reinsurers during 2006. Other adjustments included corrections to deferred acquisition costs and certain investment related balances. These errors resulted in an (understatement)/overstatement of pre-tax income for the years ended December 31, 2004 and 2003 of $(2.8) million and $275 thousand, respectively. There was no significant impact to shareholder's equity due to these matters in any prior period.

The Company has reclassified certain amounts in its 2004 and 2003 financial statements to conform to the 2005 presentation. The reclassifications included the presentation of collateral received with respect to the Company's securities lending program by separately classifying it on the balance sheet as "Securities Lending Collateral" and a corresponding "Security Lending Payable". In addition, changes in "Security Lending Collateral" and "Security Lending Payable" have been separately classified as Investing Activities and Financing Activities, respectively, in the Statements of Cash Flows. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

       The United States Life Insurance Company in the City of New York

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2005 and 2004. Unrealized gains and losses are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments include commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends. The Company did not require an allowance for 2005 or 2004.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Other Long-Term Investments

Other long-term investments consist of limited partnership investments. Included in partnerships are equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income. In instances where the Company may hold less than a five percent interest, however, the total consolidated AIG ownership equals or exceeds the five percent threshold, the equity method of accounting is utilized.

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. The fair values of securities pledged under the security lending agreement were $378 million and $196 million as of December 31, 2005 and 2004, respectively. Such pledged securities are included in fixed maturity securities available for sale in the balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income. At December 31, 2005 and 2004, security lending collateral included $21.1 million and $7.5 million, respectively, relating to affiliates.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Dollar Roll Agreements (continued)

at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities.

At December 31, 2005 and 2004, the Company had no dollar roll agreements outstanding as the Company has historically closed out all dollar roll agreements at year-end.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Realized Investment Gains (Losses) (continued)

In general, a security is considered a candidate for impairment if it meets any of the following criteria: trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); the occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Company's management, the Company does not have the ability or intent to hold the investments until full recovery, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions.

2.5 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

       The United States Life Insurance Company in the City of New York

2.5 Deferred Acquisition Costs ("DAC") (continued)

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

On a majority of the credit business, the DAC is a percentage of the unearned premium reserve. The primary acquisition cost is commissions. For group contracts, the DAC is amortized in relation to the expected revenue over the average life of the block.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 2.00% to 11.25% at December 31, 2005. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest sensitive life insurance policies reserves equal the sum of the policy account balance and deferred revenue charges.

       The United States Life Insurance Company in the City of New York

2.7 Policy and Contract Claim Reserves (continued)

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability ("LTD") claims are based on the 1985 Commissioner Disability Tables, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 5.41%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense ("LAE") reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company are estimated by using a loss development analysis, based on the Bornhuetter-Ferguson on Incurred Loss method, although several other methods were reviewed. Future expected claim payments are discounted at 3% interest. This business is described more fully in Note 13 - Contingencies.

2.8 Reinsurance

The Company generally limits its exposure to loss for individual business on any single insured to $3.5 million on term policies and $5.0 million on universal life policies by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $7.0 million on term policies and $10.0 million on universal life policies. For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group LTD, the Company reinsures on both a quota share and excess of loss basis depending on the size of the case.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the

       The United States Life Insurance Company in the City of New York

2.8 Reinsurance (continued)

Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.3 million, $3.6 million and $4.1 million in 2005, 2004 and 2003, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded any valuation allowances as of December 31, 2005 or 2004.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

       The United States Life Insurance Company in the City of New York

2.11 Derivatives (continued)

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company carries all derivatives in the balance sheet at fair values. The Company believes that such hedging activities have been and remain economically effective, but in 2005 the Company determined that its swaps do not currently qualify for hedge accounting. As a result, changes in the fair value of derivatives are reported in realized investment gains and losses effective January 1, 2005.

2.12 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains, and deposits and withdrawals related to Separate Accounts are excluded from the Company's financial statements. The assets of each account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.13 Recently Issued Accounting Standards

In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 changes the method of determining whether certain entities should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. All other entities not considered VIEs are evaluated for consolidation under existing guidance.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

In December 2003, the FASB issued a Revision to Interpretation No. 46 ("FIN 46R"). The provisions of FIN 46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that it acquired before February 1, 2003, FIN 46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN 46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. The adoption of FIN 46R did not have a significant impact on the Company's results of operations or financial condition.

In March 2005, the FASB issued FSP FIN46R-5 "Implicit Variable Interests under FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities" ("FSP FIN46R-5") to address whether a reporting enterprise has an implicit variable interest in a VIE or potential VIE when specific conditions exist. Although implicit variable interests are mentioned in FIN46R, the term is not defined and only one example is provided. This FSP FIN46R-5 offers additional guidance, stating that implicit variable interests are implied financial interests in an entity that change with changes in the fair value of the entity's net assets exclusive of variable interests. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing and/or receiving of variability indirectly from the entity (rather than directly). The identification of an implicit variable interest is a matter of judgment that depends on the relevant facts and circumstances. The Company adopted FSP FIN46R-5 in the second quarter of 2005. The adoption of FSP FIN46R-5 did not have a material effect on the financial condition or results of operations of the Company.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-1. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for guaranteed minimum death benefits related to its variable annuity and variable life contracts and secondary guarantees on interest sensitive life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $130 thousand, net of tax, to reflect the guaranteed minimum death benefit liability as of January 1, 2004.

SOP 03-1 also requires that variable annuity assets held in separate accounts continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

accounting and reporting. The adoption of SOP 03-1 did not have a material impact on the Company's separate accounts or separate account seed money.

At the March 2004 meeting, the Emerging Issue Task Force ("EITF") of FASB reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". On September 30, 2004, the FASB issued FASB Staff Position ("FSP") EITF
No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB had resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, re-titled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the financial condition or results of operations of the Company.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment". FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and supersedes Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees". FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS
123. The effect of the compensation costs, as determined consistently with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to the financial position or results of operations of AIG or the Company.

On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Correction" ("FAS 154"). FAS 154 replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements". FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement". The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

On June 29, 2005, the FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option". This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On June 29, 2005, the FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor". The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). This statement provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Financial Accounting Statement ("FAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently assessing the effect of implementing this guidance.

On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"), an amendment of SFAS 140 and SFAS
133. SFAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under SFAS 133. The election to measure the hybrid instrument at fair value is

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

made on an instrument-by-instrument basis and is irrevocable. SFAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of a company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has elected to early adopt SFAS 155 effective January 1, 2006. Adoption of SFAS 155 is not expected to have a material effect on the Company's financial condition or results of operation.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                   2005      2004      2003
                                                 --------- --------- ---------
                                                        (In Thousands)
Investment income:
   Fixed maturities                              $ 209,928 $ 196,757 $ 200,784
   Equity securities                                   515       600     2,277
   Mortgage loans on real estate                    14,712    10,718    10,475
   Policy loans                                     12,997    12,867    13,344
   Other long-term investments                       5,153     5,732     1,430
   Short-term investments                            2,110       792     2,092
   Investment income from affiliates                 4,677     2,138     2,132
                                                 --------- --------- ---------
Gross investment income                            250,092   229,604   232,534
Investment expenses                                  2,204     2,907     3,471
                                                 --------- --------- ---------
Net investment income                            $ 247,888 $ 226,697 $ 229,063
                                                 ========= ========= =========

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses

The net realized gains (losses) by type of investment are summarized below:

                                          2005      2004      2003
                                        --------  --------  --------
Realized gains (losses) on investments:        (In Thousands)
Fixed maturities:
   Gross gains                          $ 19,768  $ 11,176  $ 31,752
   Gross losses                          (17,835)  (16,808)  (26,565)
                                        --------  --------  --------
Total fixed maturities                     1,933    (5,632)    5,187
Other investments                          1,325    (1,891)   (4,633)
                                        --------  --------  --------
Net realized investment gains (losses)  $  3,258  $ (7,523) $    554
                                        ========  ========  ========

During 2005, 2004 and 2003, the Company's realized losses included write-downs of $7.1 million, $6.6 million and $17.0 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2004 and 2003 the Company's realized losses included write-downs of $1.7 million and $4.6 million, respectively, related to other than temporary declines in other long term investments. There were no write-downs related to other than temporary declines in other long term investments in 2005.

The following table summarizes the gross unrealized losses and cost on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2005:

                        12 Months or Less    Greater than 12 Months         Total
                      ---------------------- ---------------------- ----------------------
                         Fair     Unrealized  Fair      Unrealized     Fair     Unrealized
(In Thousands)           Value      Losses    Value       Losses       Value      Losses
--------------        ----------- ----------  --------  ----------  ----------- ----------
December 31, 2005
   Fixed Maturities   $ 1,147,603  $ 30,473  $ 92,857    $ 5,129    $ 1,240,460  $ 35,602
   Equity Securities          663        86       800        200          1,463       286
                      -----------  --------   --------   -------    -----------  --------
   Total              $ 1,148,266  $ 30,559  $ 93,657    $ 5,329    $ 1,241,923  $ 35,888
                      ===========  ========   ========   =======    ===========  ========

The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2005 and 2004 were as follows:

                                                   Gross      Gross
                                      Amortized  Unrealized Unrealized    Fair
                                        Cost        Gain       Loss       Value
                                     ----------- ---------- ---------- -----------
                                                    (In Thousands)
December 31, 2005
Fixed maturity securities:
   Corporate securities:
       Investment-grade              $ 2,064,334 $ 129,257   $(15,372) $ 2,178,219
       Below investment-grade            270,809    11,469     (5,361)     276,917
   Mortgage-backed securities*           814,154    12,599    (14,507)     812,246
   U.S. government obligations            27,153     3,188       (141)      30,200
   Foreign governments                    30,741     3,809         (8)      34,542
   State and political subdivisions       26,272     1,602       (213)      27,661
                                     ----------- ---------   --------  -----------
Total fixed maturity securities      $ 3,233,463 $ 161,924   $(35,602) $ 3,359,785
                                     =========== =========   ========  ===========
Equity securities                    $     8,434 $   1,271   $   (286) $     9,419
                                     =========== =========   ========  ===========

                                                   Gross      Gross
                                      Amortized  Unrealized Unrealized    Fair
                                        Cost        Gain       Loss       Value
                                     ----------- ---------- ---------- -----------
                                                    (In Thousands)
December 31, 2004
Fixed maturity securities:
   Corporate securities:
       Investment-grade              $ 1,914,639 $ 177,263   $ (8,985) $ 2,082,917
       Below investment-grade            292,135    26,201     (6,322)     312,014
   Mortgage-backed securities*           530,531    20,617     (1,556)     549,592
   U.S. government obligations            58,118     3,828         --       61,946
   Foreign governments                    20,338     2,179         --       22,517
   State and political subdivisions       31,014     2,641       (221)      33,434
                                     ----------- ---------   --------  -----------
Total fixed maturity securities      $ 2,846,775 $ 232,729   $(17,084) $ 3,062,420
                                     =========== =========   ========  ===========
Equity securities                    $     8,166 $   1,012   $   (175) $     9,003
                                     =========== =========   ========  ===========

--------
* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2005 and 2004.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2005 were as follows:

                                                                          2005
                                                                 -----------------------
                                                                  Amortized    Market
                                                                    Cost       Value
                                                                 ----------- -----------
                                                                     (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less                                       $    29,547 $    30,362
   Due after one year through five years                             232,470     244,822
   Due after five years through ten years                          1,013,281   1,040,597
   Due after ten years                                             1,144,011   1,231,758
Mortgage-backed securities                                           814,154     812,246
                                                                 ----------- -----------
Total fixed maturity securities                                  $ 3,233,463 $ 3,359,785
                                                                 =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $1.17 billion, $1.03 billion and $1.04 billion during 2005, 2004 and 2003, respectively.

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                        2005       2004       2003
                                     ---------  ---------  ---------
                                              (In Thousands)
Gross unrealized gains               $ 163,051  $ 235,110  $ 218,143
Gross unrealized losses                (35,888)   (17,783)   (27,531)
DAC and other fair value adjustments   (48,502)   (77,013)   (68,633)
Deferred federal income taxes          (27,785)   (49,121)   (42,703)
                                     ---------  ---------  ---------
Net unrealized gains on securities   $  50,876  $  91,193  $  79,276
                                     =========  =========  =========

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

       The United States Life Insurance Company in the City of New York

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2005, other than the Senior Promissory Note from American General Corporation of $122 million as reported in Note 7.

4. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                       2005       2004       2003
                                                    ---------  ---------  ---------
                                                             (In Thousands)
Balance at January 1                                $ 147,817  $ 179,585  $ 186,776
Capitalization                                         66,104     40,573     49,478
Amortization                                          (65,324)   (64,605)   (63,482)
Effect of unrealized gains and losses on securities    25,655     (7,736)     6,813
                                                    ---------  ---------  ---------
Balance at December 31                              $ 174,252  $ 147,817  $ 179,585
                                                    =========  =========  =========

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2005 and 2004 follows:

                                                    2005            2004
                                                 -----------     -----------
Policyholders' contract deposits:                      (In Thousands)
Annuities                                        $   370,947     $   377,455
Universal life                                     1,568,318       1,498,377
Other investment contracts                           205,010         211,498
                                                 -----------     -----------
                                                 $ 2,144,275     $ 2,087,330
                                                 ===========     ===========

                                                    2005            2004
                                                 -----------     -----------
Future policy benefits:                                (In Thousands)
Ordinary life                                    $   533,047     $   511,285
Group life                                            88,463          79,395
Life contingent annuities                            169,539         178,775
Accident and health                                  702,335         733,588
                                                 -----------     -----------
                                                 $ 1,493,384     $ 1,503,043
                                                 ===========     ===========

       The United States Life Insurance Company in the City of New York

(a) The liability for policyholders' contract deposits has been established based on the following assumptions:

    (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 4.5%. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 6% grading to zero over a period of 6 to 7 years.

    (ii) Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2005 was 4.25%.

    (iii) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 3.75% to 5.25% and guarantees ranging from 3.0% to 5.0% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 16.0% of the fund balance and grade to 0% over a period not longer than 19 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on life contingent annuities, which vary by year of issuance and products, range from 2.50% to 11.25%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 5.2%.

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                             December 31
                                         -------------------
                                           2005       2004
                                         --------  ---------
                                            (In Thousands)
Current tax (receivable)                 $(30,980) $(112,476)
Deferred tax liability                     21,629        776
                                         --------  ---------
Income taxes (receivable)                $ (9,351) $(111,700)
                                         ========  =========

       The United States Life Insurance Company in the City of New York

6.1 Tax Liabilities (continued)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                        2005      2004
                                                                      --------  --------
                                                                        (In Thousands)
Deferred tax assets applicable to:
Policy reserves                                                       $(42,326) $(79,845)
Other                                                                     (776)   (2,042)
                                                                      --------  --------
Total deferred tax assets before valuation allowance                   (43,102)  (81,887)
                                                                      --------  --------
Deferred tax liabilities applicable to:
Deferred acquisition costs                                              14,725     5,808
Basis differential of investments                                       16,239    21,927
Net unrealized gains on debt and equity securities available for sale   27,836    49,183
Other                                                                    5,931     5,745
                                                                      --------  --------
Total deferred tax liabilities                                          64,731    82,663
                                                                      --------  --------
Net deferred tax liabilities                                          $ 21,629  $    776
                                                                      ========  ========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2005, the Company had approximately $48 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $17 million. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

       The United States Life Insurance Company in the City of New York

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                2005      2004      2003
                                              -------  ---------  --------
                                                     (In Thousands)
Current tax (benefit) expense                 $(4,469) $ (90,601) $ 33,217
Deferred tax expense (benefit)                 42,695    (17,413)   (7,616)
                                              -------  ---------  --------
Income tax expense (benefit)                  $38,226  $(108,014) $ 25,601
                                              =======  =========  ========

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                 2005       2004      2003
                                               --------  ---------  --------
                                                       (In Thousands)
Income tax at 35% of GAAP pretax income (loss) $ 39,369  $(104,222) $ 29,507
Adjustments related to IRS settlement              (872)        --    (3,561)
Dividends received deduction                        (52)        (6)     (163)
Tax-exempt investment income                       (114)       (72)      (77)
Prior year true-ups                                (111)    (3,714)      (65)
Other                                                 6         --       (40)
                                               --------  ---------  --------
Income tax expense (benefit)                   $ 38,226  $(108,014) $ 25,601
                                               ========  =========  ========

6.3 Tax Paid

Income taxes (refunded) paid amounted to approximately $(84.6) million, $17.5 million and $41.2 million in 2005, 2004,and 2003, respectively.

6.4 Tax Return Examinations

The Internal Revenue Service (IRS) is currently examining the Company's tax returns for the tax years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

       The United States Life Insurance Company in the City of New York

6.5 Tax Sharing Agreement

The Company joins in the filing of a consolidated federal income tax return with AGC Life and its life insurance subsidiaries. The Company has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the Company for the tax benefits, if any, from net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group within ninety days after the filing of the consolidated federal income tax return for the year in which the losses and credits are used.

7. Transactions With Affiliates

On September 25, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $5 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on September 15, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

On December 27, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $117 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on December 27, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015 issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2005 was approximately $13 thousand.

The Company is party to various cost sharing agreements with its affiliates. During 2005, 2004 and 2003, the Company was charged $124.9 million, $130.9 million and $122.9 million, respectively, for expenses incurred by affiliates on its behalf. The Company did not receive any reimbursements for services that it provided on behalf of its affiliates in these respective years.

       The United States Life Insurance Company in the City of New York

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.3.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                              2005      2004      2003
                                                            --------- --------- ---------
                                                                   (In Thousands)
Balance as of January 1, net of reinsurance recoverable     $ 343,541 $  25,975 $  21,211
Add: Incurred losses (1)                                       88,518   341,335    31,179
Deduct: Paid losses related to:
Current year                                                   14,082     6,652    10,694
Prior years                                                    26,891    17,117    15,721
                                                            --------- --------- ---------
Total paid losses                                              40,973    23,769    26,415
                                                            --------- --------- ---------
Balance as of December 31, net of reinsurance recoverable     391,086   343,541    25,975
Reinsurance recoverable                                        44,789    30,584    78,295
                                                            --------- --------- ---------
Balance as of December 31, gross of reinsurance recoverable $ 435,875 $ 374,125 $ 104,270
                                                            ========= ========= =========

--------
(1)Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

       The United States Life Insurance Company in the City of New York

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company maintains a defined contribution retirement plan for the benefit of its sales agents. Investments in the plan currently consist of cash deposits that earn interest at a rate of 5.30% per year. As of December 31, 2005 and 2004, the liabilities associated with this plan were $17.2 million and $16.3 million, respectively.

10. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The United States Life Insurance Company in the City of New York

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                               2005             2004
                                         ---------------- ----------------
                                          Fair   Carrying  Fair   Carrying
                                          Value   Amount   Value   Amount
                                         ------- -------- ------- --------
                                          (In Millions)    (In Millions)
Assets:
   Fixed maturity and equity securities  $ 3,369 $ 3,369  $ 3,071 $ 3,071
   Mortgage loans on real estate             211     203      161     154
   Policy loans                              222     198      219     195
   Other long term investments                12      12       18      18
   Short term investments                     18      18       22      22

Liabilities:
   Insurance investment contracts            488     486      540     530

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair values for fixed maturity securities were based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

Fair values for equity securities were based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

       The United States Life Insurance Company in the City of New York

Other Long Term Investments

Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by its general partners.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

Insurance Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department (NYSID). There were no material permitted practices utilized by the Company in 2005, 2004 or 2003.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas;
(7) additional contingency reserves with respect to the Superior National reinsurance agreement contract are required, as further discussed below.

       The United States Life Insurance Company in the City of New York

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                     2005
                                  (Unaudited)    2004      2003
                                  ----------- ---------  ---------
                                           (In Thousands)
Statutory net income for the year $ (59,159) $(219,546) $ 38,581 Statutory surplus at year-end $ 333,353 $ 269,996 $ 354,831

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

The Company cannot pay a dividend in 2006 without prior approval. Dividends are paid as determined by the Board of Directors and are non-cumulative. The Company did not pay any dividends in 2005, 2004 or 2003.

As of December 31, 2005 and 2004, the Company held fixed maturity securities with a carrying value of $398 million and $394 million, respectively, to satisfy the requirements of various state insurance departments.

As discussed in Note 13 - Contingencies, the Company recorded approximately $370 million with respect to the Superior National reinsurance agreement contract in 2004. As a result of subsequent discussions with the New York Insurance Department, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement contract. Respectful of the New York Insurance Department's position, the Company has established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, before allocated investment income.

       The United States Life Insurance Company in the City of New York

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

     Year ended             Gross Rent   Sublease   Net Rent
     December 31             Expense     Rentals    Expense
     -----------            ----------   --------   --------
                                     (In Thousands)
     2006                    $  4,647    $ 2,621    $  2,026
     2007                       2,520         --       2,520
     2008                       2,520         --       2,520
     2009                       2,880         --       2,880
     2010                       2,880         --       2,880
     Thereafter                 8,640         --       8,640
                             --------    -------    --------
        Total                $ 24,087    $ 2,621    $ 21,466
                             ========    =======    ========

Net rent expense incurred in 2005, 2004 and 2003 was $1.3 million, $1.9 million and $2.7 million, respectively.

13. Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2005, the Company had $6.5 million of unfunded commitments.

At December 31, 2005, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition, and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

       The United States Life Insurance Company in the City of New York

As a result of the May 1, 1998 reinsurance agreement with Superior National, the Company is subject to a statutory requirement to fund a California Special Schedule P deposit. The Company established a Special Schedule P deposit for the May 1, 1998 reinsurance agreement as required in June 1999. In July 2003, the California Department of Insurance, for the first time, demanded that the amount on deposit be increased.

In October 2003, the Company entered into a formal stipulation agreement with the Insurance Commissioner, "so ordered" by the California Superior Court, whereby the Company agreed to transfer certain assets into a Special Schedule P trust in response to the Department's demand, without prejudice to the rights of the Company or the Department to request an adjustment to the amount of the transfer following an inspection by the Company of the relevant books and records. The stipulation and order specifies that the funds put on deposit cannot be withdrawn by the Commissioner until after a final award is made in the arbitration. Per the stipulation agreement, an award will be deemed final upon the issuance of the award and the resolution of all post-award proceedings, including any motion to vacate or confirm the award and any appeals therefrom.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's liability by 10% in each of the three treaty periods.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America), the financial impact of which is reflected in the 2004 charges described below.

On January 27, 2005, the Company filed a motion to vacate the award. By order dated March 15, 2005, the district court denied the Company's motion. On the Company's appeal, the order was affirmed by the United States Court of Appeals for the Ninth Circuit on November 28, 2005. The Company's petition for rehearing and suggestion for rehearing en banc was denied on January 26, 2006. In addition, the arbitration panel established a schedule for determining in a second phase hearing what amounts are properly payable under the contract, and the Company will pursue all of its rights in this regard. The evidentiary hearing in the second phase was concluded in March 2006 and the panel is currently deliberating and a final award is expected by mid-July 2006.

Based on the arbitration panel's ruling on the Company's rescission claim, the Company determined that its previous accounting, which assumed the contract was rescinded, was no longer appropriate. Accordingly, the Company recorded a net pretax charge of $ 370 million in the period ended December 31, 2004, comprised of $270 million in premiums and $640 million in benefits.

       The United States Life Insurance Company in the City of New York

The total net charge includes a charge for the Converium settlement and reflects consideration of certain retrocessional protections. Amounts recorded for ultimate losses under these contracts represent management's estimates as of December 31, 2005, assuming the legal steps noted above are wholly or mainly unsuccessful. However, due to the uncertainty involved in estimating these ultimate losses as well as the ultimate collectibility of reinsurance, it is possible that additional losses, which may be material to the Company's statement of operations, will be incurred in future periods. Currently, management does not expect these additional pre-tax losses to exceed $70 million.

American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Department of Insurance to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. The total of the capital contributions, $250 million, is the approximate after-tax charge of the $370 million discussed above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's operating results or financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other

       The United States Life Insurance Company in the City of New York assessments. As a result of the settlement, the Company will need to obtain permission from the SEC to continue to provide its variable annuities and variable universal life products.

While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

14. Reinsurance

The Company's group business is primarily reinsured with an affiliated entity, American General Assurance Company ("AGAC"). Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to AGAC. The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2005 and 2004, these assets and the related reserves totaled approximately $30.1 million and $14.2 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The impact of the agreement on the Company's results of operations for the years ended December 31, 2005 and 2004 was an after-tax expense of approximately $1.8 million and $690 thousand, respectively, representing the risk charge associated with the coinsurance agreement.

       The United States Life Insurance Company in the City of New York

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2005, 2004 and 2003 is presented below:

                                                                          Percentage
                                                                          of Amount
                                                                           Assumed
December 31, 2005          Gross         Ceded       Assumed      Net       to Net
-----------------       ------------ -------------  --------  ----------- ----------
(In Thousands)
Life Insurance in Force $134,526,098 $(102,888,652) $  9,452  $31,646,898     0.0%
                        ============ =============  ========  ===========
Premiums:
   Life                 $    442,404 $    (211,298) $    (13) $   231,093     0.0%
   Accident and Health       457,644      (404,239)      (49)      53,356    -0.1%
   Annuity                     5,586           (10)       --        5,576     0.0%
                        ------------ -------------  --------  -----------
   Total Premiums       $    905,634 $    (615,547) $    (62) $   290,025     0.0%
                        ============ =============  ========  ===========

                                                                          Percentage
                                                                          of Amount
                                                                           Assumed
December 31, 2004          Gross         Ceded       Assumed      Net       to Net
-----------------       ------------ -------------  --------  ----------- ----------
(In Thousands)
Life Insurance in Force $140,259,593 $(106,911,901) $ 20,706  $33,368,398     0.1%
                        ============ =============  ========  ===========
Premiums:
   Life                 $    434,350 $    (218,115) $    114  $   216,349     0.1%
   Accident and Health       448,524      (541,016)  420,365      327,873   128.2%
   Annuity                    17,016           (41)       --       16,975     0.0%
                        ------------ -------------  --------  -----------
   Total Premiums       $    899,890 $    (759,172) $420,479  $   561,197    74.9%
                        ============ =============  ========  ===========

                                                                          Percentage
                                                                          of Amount
                                                                           Assumed
December 31, 2003          Gross         Ceded       Assumed      Net       to Net
-----------------       ------------ -------------  --------  ----------- ----------
(In Thousands)
Life Insurance in Force $129,814,185 $ (96,226,940) $ 43,291  $33,630,536     0.1%
                        ============ =============  ========  ===========
Premiums:
   Life                 $    433,646 $    (212,329) $    609  $   221,926     0.3%
   Accident and Health       463,978      (403,711)    2,107       62,374     3.4%
   Annuity                    19,478           (15)        1       19,464     0.0%
                        ------------ -------------  --------  -----------
   Total Premiums       $    917,102 $    (616,055) $  2,717  $   303,764     0.9%
                        ============ =============  ========  ===========

       The United States Life Insurance Company in the City of New York

For the years ended December 31, 2005, 2004 and 2003, reinsurance recoveries reduced death and other benefits by $456 million, $489 million and $435 million, respectively.

Information related to intercompany reinsurance is as follows:

                                          2005      2004      2003
                                        --------- --------- ---------
                                               (In Thousands)
Premium ceded                           $ 549,114 $ 532,166 $ 532,616
Benefits ceded                            391,404   399,313   408,999
Commissions and expenses charged          169,734   172,619   157,217

Reinsurance recoverable - paid losses       1,017       892       809
Reinsurance recoverable - unpaid losses   768,507   743,671   680,299
Reinsurance payables                      106,771    94,184   101,025

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.

                           PART C: OTHER INFORMATION

Item 26. Exhibits

(a)    Board of Directors Resolution.

       (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)    Custodian Agreements. Inapplicable.

(c)    Underwriting Contracts.

       (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

       (2)      Form of Selling Group Agreement. (6)

       (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)    Contracts.

       (1) Specimen form of the "Platinum Investor(R) Survivor II" Variable Universal Life Insurance Policy, Form No. 01206N. (12)

       (2) Form of Extension of Maturity Date Rider, Accumulation Value version, Form No. 99110N. (10)

       (3) Form of Extension of Maturity Date Rider, Death Benefit version, Form No. 99111N. (10)

(e)    Applications.

       (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (10)

       (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (10)

       (3) Specimen form of Joint and Last Survivor Variable Universal Life Insurance Supplemental Application, Form No. AGLC0461-NY Rev0504. (10)

       (4)      Form of Service Request Form, Form No. AGLC101119 Rev0504. (10)

(f)    Depositor's Certificate of Incorporation and By-Laws.

       (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

       (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (8)

(g)    Reinsurance Contracts. Inapplicable.

(h)    Participation Agreements.

       (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

       (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

       (1)(c) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (8)

       (2)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

       (2)(b) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company. (5)

       (3)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

       (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

       (4)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

       (4)(c) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (8)

       (5)(a) Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

       (5)(b) Form of Amendment No. 1 to Participation Agreement by and Among The Universal Institution Funds, Inc., Van Kampen Funds Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

       (5)(c) Form of Amendment No. 3 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (11)

       (5)(d) Form of Amendment No. 4 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (8)

       (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

       (7)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (8)

       (8)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

       (8)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

       (8)(c) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (8)

       (9)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

       (9)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (8)

       (10)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (8)

       (11)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

       (11)(b) Form of Amendment to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (8)

       (12)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

       (12)(b) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (13)

       (13)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

       (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

       (15)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

       (16)(a) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

       (16)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (8)

       (17)(a) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
                (5)

       (17)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (8)

       (18)(a) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
                (8)

       (19)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (13)

       (20)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (8)

       (21)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

       (22)(a) Form of Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (4)

       (22)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (8)

       (23)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (8)

       (23)(b) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (8)

       (24)(a) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004.
                (13)

       (25)(a) Form of Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (8)

       (25)(b) Form of Amendment No. 1 to Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (8)

       (25)(c) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (13)

       (26)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

       (27)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

       (28)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

       (29)(a) Form of Services Agreement by and between Pacific Investment Management Company LLC. and The United States Life Insurance Company in the City of New York. (5)

       (30)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

       (31)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

       (32)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

       (32)(b) Form of Amendment No. 1 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (8)

       (33)(a) Form of Service Contract by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (8)

       (34)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

       (35)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

       (36)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (8)

       (37)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (8)

       (38)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (10)

       (39)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (13)

       (40)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York. (Filed herewith)

(i)    Administrative Contracts.

       (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (13)

       (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (Filed herewith)

       (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (Filed herewith)

       (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated
                September 23, 1975. (Filed herewith)

       (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated
                December 30, 1998. (Filed herewith)

       (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (Filed herewith)

       (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (Filed herewith)

       (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (Filed herewith)

       (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (Filed herewith)

(j)    Other Material Contracts.

       (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (14)

(k)    Legal Opinions.

       (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

       (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (15)

(l)    Actuarial Opinion.

       (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (10)

(m)    Calculation. None

(n)    Other Opinions.

       (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)    Omitted Financial Statements. None

(p)    Initial Capital Agreements. None

(q)    Redeemability Exemption.

       (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
                (13)

(r)    Powers of Attorney.

       (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)

--------
(1) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 16, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 2, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 3 of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 3 of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 24, 2005.

Item 27. Directors and Officers of the Depositor

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Rodney O. Martin, Jr.        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff          Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz               Director, Chairman-Global High Net Worth,
830 Third Avenue             Corporate Markets & Domestic Institutional Profit
New York, NY 10022           Center, and Chief Executive Officer-Global High
                             Net Worth, Corporate Markets & Domestic
                             Institutional Profit Center

Marion E. Fajen              Director
5608 N. Waterbury Road
Des Moines, IA 50312

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Patrick J. Foley             Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane Fortin             Director, Chief Financial Officer and Executive
2929 Allen Parkway           Vice President
Houston, TX 77019

Cecil C. Gamwell III         Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes               Director
70 Pine Street
New York, NY 10270

David L. Herzog              Director
70 Pine Street
New York, NY 10270

Richard A. Hollar            Director, President, Chairman-Independent
750 West Virginia Street     Distribution Profit Center, Chief Executive
Milwaukee, WI 53204          Officer-Independent Distribution Profit Center,
                             and Chief Executive Officer-Life Brokerage Profit
                             Center

John I. Howell               Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

Gary D. Reddick              Director, Executive Vice President and Chief
2929 Allen Parkway           Administrative Officer
Houston, TX 77019

Christopher J. Swift         Director
2929 Allen Parkway
Houston, TX 77019

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
James W. Weakley             Director, President-Group Benefit & Financial
2929 Allen Parkway           Institutions Profit Center
Houston, TX 77019

Matthew Winter               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker             President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II          President-Independent Distribution and Affluent
2929 Allen Parkway           Profit Center
Houston, TX 77019

Lawrence J. O'Brien          President-Independent Agency Group
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner        President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

David R. Armstrong           Executive Vice President-Group Benefit &
3600 Route 66                Financial Institutions
Neptune, NJ 07754

Chris T. Calos               Executive Vice President and Executive Vice
3600 Route 66                President-Group Benefit & Financial Institutions
Neptune, NJ 07754

Dan E. Trudan                Executive Vice President-Operations, Independent
750 West Virginia St.        Distribution Profit Center
Milwaukee, WI 53204

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Steven D. Anderson           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Stephen A. Appleyard         Senior Vice President-Accident & Health
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard             Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein          Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi             Senior Vice President
3600 Route 66
Neptune, NJ 07754

Jeffrey H. Carlson           Senior Vice President and Chief Information
2727-A Allen Parkway         Officer
Houston, TX 77019

James A. Galli               Senior Vice President and
830 Third Avenue             Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom          Senior Vice President-Terminal Funding, Annuities
80 Pine Street
New York, NY 10005

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
William F. Guterding         Senior Vice President and Chief Underwriting
830 Third Avenue             Officer
New York, NY 10022

Robert F. Herbert, Jr.       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings             Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Frank A. Kophamel            Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Laura W. Milazzo             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Harry R. Miller              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

William J. Packer            Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelleterri             Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ronald J. Rovner             Senior Vice President
830 Third Avenue
New York, NY 10022

James P. Steele              Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Robert E. Steele             Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael Welsh                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Michael W. Witwer            Senior Vice President
3600 Route 66
Neptune, NJ 07754

Frederic R. Yopps            Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Steven E. Zimmerman          Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon              Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel               Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski          Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Paul Bell, III               Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen            Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady               Vice President
70 Pine Street
New York, NY 10270

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Stephen J. Brenneman         Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby              Vice President and Actuary
One Woodfield Lake
Schaumburg, IL 60173

David W. Butterfield         Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner            Vice President
2929 Allen Parkway
Houston, TX 77019

Mark E. Childs               Vice President
2727 Allen Parkway
Houston, TX 77019

Shari Ciapka                 Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia              Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.             Vice President
830 Third Avenue
New York, NY 10022

Carolyn DiPalma              Vice President
3600 Route 66
Neptune, NJ 07754

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Steven A. Dmytrack           Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield       Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey               Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi          Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick         Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Richard L. Gravette          Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer         Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer               Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Neal C. Hasty                Vice President
6363 Forest Park Road
Dallas, TX 75235

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Rona B. Hoffman              Vice President
3600 Route 66
Neptune, NJ 07754

Keith C. Honig               Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard            Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble              Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs              Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson            Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                Vice President
3600 Route 66
Neptune, NJ 07754

Scott B. Klein               Vice President
3600 Route 66
Neptune, NJ 07754

Gary J. Kleinman             Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
Linda K. Lewis               Vice President
6363 Forest Park Road
Dallas, TX 75235

Randy J. Marash              Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin              Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                Vice President, Real Estate Investment Officer
2777 Allen Parkway           and Assistant Secretary
Houston, TX 77019

Gordon S. Massie             Vice President
2929 Allen Parkway
Houston, TX 77019

Richard A. Mercante          Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Alex N. Moral                Vice President - Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson           Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  --------------------------------------------------
Rembert R. Owen, Jr.         Vice President, Real Estate Investment Officer and
2929 Allen Parkway           Assistant Secretary
Houston, TX 77019

Kirsten M. Pedersen          Vice President
2929 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.       Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben           Vice President
#1 Franklin Square
Springfield, IL 62713

Imad A. Salman               Vice President
3600 Route 66
Neptune, NJ 07754

Kristen E. Sather            Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Edward M. Schmauder          Vice President
3600 Route 66
Neptune, NJ 07754

Richard W. Scott             Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                 Vice President and General Auditor
2919 Allen Parkway
Houston, TX 77019

                             Positions and Offices with Depositor
Name and Principal           The United States Life Insurance Company in the
Business Address             City of New York
---------------------------  -------------------------------------------------
T. Clay Spires               Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh              Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams              Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck            Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                              SUBSIDIARIES OF AIG

                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                    Jurisdiction of Owned by its
                                                     Incorporation   Immediate
                                                    or Organization Parent/(2)/
                                                    --------------- ------------
American International Group, Inc./(1)/............    Delaware            /(3)/
 AIG Aviation, Inc.................................     Georgia         100
 AIG Bulgaria Insurance and Reinsurance Company EAD    Bulgaria         100
 AIG Capital Corporation...........................    Delaware         100

                              SUBSIDIARIES OF AIG

                                                                                      Percentage
                                                                                      of Voting
                                                                                      Securities
                                                                     Jurisdiction of Owned by its
                                                                      Incorporation   Immediate
                                                                     or Organization Parent/(2)/
                                                                     --------------- ------------
   AIG Consumer Finance Group, Inc..................................        Delaware          100
     AIG Bank Polska S.A............................................          Poland        99.92
     AIG Credit S.A.................................................          Poland          100
     Compania Financiera Argentina S.A..............................       Argentina          100
   AIG Equipment Finance Holdings, Inc..............................        Delaware          100
     AIG Commercial Equipment Finance, Inc..........................        Delaware          100
       AIG Commercial Equipment Finance Company, Canada.............          Canada          100
   AIG Finance Holdings, Inc........................................        New York          100
     AIG Finance (Hong Kong) Limited................................       Hong Kong          100
   AIG Global Asset Management Holdings Corp........................        Delaware          100
     AIG Asset Management Services, Inc.............................        Delaware          100
       Brazos Capital Management, L.P...............................        Delaware           92
     AIG Capital Partners, Inc......................................        Delaware          100
     AIG Equity Sales Corp..........................................        New York          100
     AIG Global Investment Corp.....................................      New Jersey          100
     AIG Global Securities Lending Corp.............................        Delaware          100
   International Lease Finance Corporation..........................      California        67.23/(4)/
   AIG Global Real Estate Investment Corp...........................        Delaware          100
 AIG Credit Corp....................................................        Delaware          100
   A.I. Credit Consumer discount Corp...............................    Pennsylvania          100
   A.I. Credit Corp.................................................   New Hampshire          100
   AICCO, Inc.......................................................        Delaware          100
   AICCO, Inc.......................................................      California          100
   AIG Credit Corp. of Canada.......................................          Canada          100
   Imperial Premium Funding Inc.....................................        Delaware          100
 AIG Egypt Insurance Company, S.A.E.................................           Egypt        89.98
 AIG Federal Savings Bank...........................................          U.S.A.          100
 AIG Financial Advisor Services, Inc................................        Delaware          100
   AIG Financial Advisor Services (Europe), S.A.....................      Luxembourg          100
 AIG Financial Products Corp........................................        Delaware          100
   AIG Matched Funding Corp.........................................        Delaware          100
   Banque AIG.......................................................          France           90/(5)/
 AIG Funding, Inc...................................................        Delaware          100
 AIG Global Trade & Political Risk Insurance Company................      New Jersey          100
 A.I.G. Golden Insurance Ltd........................................          Israel        50.01
 AIG Life Holdings (International) LLC..............................        Delaware          100
   American International Reinsurance Company, Ltd..................         Bermuda          100
     AIG Edison Life Insurance Company..............................           Japan           90/(6)/
     American International Assurance Company, Limited..............       Hong Kong          100
     American International Assurance Company (Australia) Limited...       Australia          100
     American International Assurance Company (Bermuda) Limited.....         Bermuda          100
       American International Assurance Co. (Vietnam) Limited.......         Vietnam          100
       Tata AIG Life Insurance Company Limited......................           India           26
     Nan Shan Life Insurance Company, Ltd...........................          Taiwan           95
 AIG Life Insurance Company.........................................        Delaware           79/(7)/

                              SUBSIDIARIES OF AIG

                                                                              Percentage
                                                                              of Voting
                                                                              Securities
                                                            Jurisdiction of  Owned by its
                                                            Incorporation or  Immediate
                                                              Organization   Parent/(2)/
                                                            ---------------- ------------
 AIG Life Insurance Company of Puerto Rico.................      Puerto Rico          100
 AIG Liquidity Corp........................................         Delaware          100
 AIG Marketing, Inc........................................         Delaware          100
 AIG Private Bank Ltd......................................      Switzerland          100
 AIG Retirement Services, Inc..............................         Delaware          100/(8)/
   SunAmerica Life Insurance Company.......................          Arizona          100
     SunAmerica Investments, Inc...........................          Georgia           70/(9)/
       AIG Advisor Group, Inc..............................         Maryland          100
        Advantage Capital Corporation......................         New York          100
        FSC Securities Corporation.........................         Delaware          100
        Royal Alliance Associates, Inc.....................         Delaware          100
        Sentra Securities Corporation......................       California          100
        Spelman & Co., Inc.................................       California          100
        SunAmerica Securities, Inc.........................         Delaware          100
       AIG SunAmerica Life Assurance Company...............          Arizona          100/(10)/
        AIG SunAmerica Asset Management Corp...............         Delaware          100
          AIG SunAmerica Capital Services. Inc.............         Delaware          100
       First SunAmerica Life Insurance Company.............         New York          100
 AIG Risk Management, Inc..................................         New York          100
 AIG Technologies, Inc.....................................    New Hampshire          100
 AIGTI, Inc................................................         Delaware          100
 AIG Trading Group Inc.....................................         Delaware          100
   AIG International, Inc..................................         Delaware          100
 AIU Holdings, LLC.........................................         Delaware          100
   AIG Central Europe & CIS Insurance Holdings Corporation.         Delaware          100
     AIG Bulgaria Insurance and Reinsurance Company EAD....         Bulgaria          100
     AIG Czech Republic pojistovna, as.....................   Czech Republic          100
     AIG Kazakhstan Insurance Company, S.A.................        Kzakhstan        88.87
   AIU Africa Holdings, Inc................................         Delaware          100
     AIG Kenya Insurance Company, Limited..................            Kenya          100
   AIG Memsa, Inc..........................................         Delaware          100
     AIG Iraq..............................................         Delaware          100
     AIG Lebanon, S.A.L....................................          Lebanon          100
     AIG Libya, Inc........................................         Delaware          100
     AIG Hayleys Investment Holdings (Private) Ltd.........        Sri Lanka           80
       Hayleys AIG Insurance Company, Ltd..................        Sri Lanka          100
     AIG Sigorta A.S.......................................           Turkey          100
     Tata AIG General Insurance Company Limited............            India           26
 AIU Insurance Company.....................................         New York           52/(11)/
 AIU North America, Inc....................................         New York          100
 American General Corporation..............................            Texas          100
   American General Bancassurance Services, Inc............         Illinois          100
   AGC Life Insurance Company..............................         Missouri          100
     AIG Life Holdings (Canada), ULC.......................           Canada          100
       AIG Assurance Canada................................           Canada          100

                              SUBSIDIARIES OF AIG

                                                                                           Percentage
                                                                                           of Voting
                                                                                           Securities
                                                                         Jurisdiction of  Owned by its
                                                                         Incorporation or  Immediate
                                                                           Organization   Parent/(2)/
                                                                         ---------------- ------------
       AIG Life Insurance Company of Canada.............................           Canada          100
     AIG Life of Bermuda, Ltd...........................................          Bermuda          100
     American General Life and Accident Insurance Company...............        Tennessee          100
     American General Life Insurance Company............................            Texas          100
       American General Annuity Service Corporation.....................            Texas          100
       AIG Enterprise Services, LLC.....................................         Delaware          100
       American General Equity Services Corporation.....................         Delaware          100
       American General Life Companies, LLC.............................         Delaware          100
       The Variable Annuity Life Insurance Company......................            Texas          100
        VALIC Retirement Services Company...............................            Texas          100
        VALIC Trust Company.............................................            Texas          100
     American General Property Insurance Company........................        Tennessee        51.85/(12)/
       American General Property Insurance Company of Florida...........          Florida          100
     AIG Annuity Insurance Company......................................            Texas          100
     The United States Life Insurance Company in the City of New York...         New York          100
   American General Finance, Inc........................................          Indiana          100
     American General Auto Finance, Inc.................................         Delaware          100
     American General Finance Corporation...............................          Indiana          100
       MorEquity, Inc...................................................           Nevada          100
        Wilmington Finance, Inc.........................................         Delaware          100
       Merit Life Insurance Co..........................................          Indiana          100
       Yosemite Insurance Company.......................................          Indiana          100
          CommoLoCo, Inc................................................      Puerto Rico          100
     American General Financial Services of Alabama, Inc................         Delaware          100
   American General Investment Management Corporation...................         Delaware          100
   American General Realty Investment Corporation.......................            Texas          100
   American General Assurance Company...................................         Illinois          100
     American General Indemnity Company.................................         Illinois          100
   Knickerbocker Corporation............................................            Texas          100
 American Home Assurance Company........................................         New York          100
   AIG Domestic Claims, Inc.............................................         Delaware           50/(13)/
   AIG Hawaii Insurance Company, Inc....................................           Hawaii          100
     American Pacific Insurance Company, Inc............................           Hawaii          100
   American International Insurance Company.............................         New York          100
     American International Insurance Company of California, Inc........       California          100
     American International Insurance Company of New Jersey.............       New Jersey          100
     Minnesota Insurance Company........................................        Minnesota          100
   American International Realty Corp...................................         Delaware         31.5/(14)/
   Pine Street Real Estate Holdings Corp................................    New Hampshire        31.47/(14)/
   Transatlantic Holdings, Inc..........................................         Delaware        33.41/(15)/
     Transatlantic Reinsurance Company..................................         New York          100
       Putnam Reinsurance Company.......................................         New York          100
       Trans Re Zurich..................................................      Switzerland          100
 American International Insurance Company of Delaware...................         Delaware          100
 American International Life Assurance Company of New York..............         New York        77.52/(16)/

                              SUBSIDIARIES OF AIG

                                                                                                   Percentage
                                                                                                   of Voting
                                                                                                   Securities
                                                                                  Jurisdiction of Owned by its
                                                                                   Incorporation   Immediate
                                                                                  or Organization Parent/(2)/
                                                                                  --------------- ------------
 American International Reinsurance Company, Ltd.................................         Bermuda          100
 American International Underwriters Corporation.................................        New York          100
 American International Underwriters Overseas, Ltd...............................         Bermuda          100
   AIG Europe (Ireland) Limited..................................................         Ireland          100
   AIG Europe (U.K.) Limited.....................................................         England          100
   AIG Brasil Companhia de Seguros...............................................          Brazil           50
   AIG General Insurance (Vietnam) Company Limited...............................         Vietnam          100
   Universal Insurance Co., Ltd..................................................        Thailand          100
   La Seguridad de Centroamerica, Compania de Seguros S.A........................       Guatemala          100
   La Meridional Compania Argentina de Seguros...................................       Argentina          100
   American International Insurance Company of Puerto Rico.......................     Puerto Rico          100
   A.I.G. Colombia Seguros Generales S.A.........................................        Colombia          100
   American International Underwriters GmBH......................................         Germany          100
   Richmond Insurance Company Limited............................................         Bermuda          100
   Underwriters Adjustment Company, Inc..........................................          Panama          100
 American Life Insurance Company.................................................        Delaware          100
   AIG Life (Bulgaria) Z.D. A.D..................................................        Bulgaria          100
   ALICO, S.A....................................................................          France          100
   First American Polish Life Insurance and Reinsurance Company, S.A.............          Poland          100
   Inversiones Interamericana S.A. (Chile).......................................           Chile          100
   Pharaonic American Life Insurance Company.....................................           Egypt        71.63
   Unibanco AIG Seguros S.A......................................................          Brazil        47.81/(17)/
 AIG Life Insurance Company (Switzerland) Ltd....................................     Switzerland          100
 American Security Life Insurance Company, Ltd...................................    Lichtenstein          100
 Birmingham Fire Insurance Company of Pennsylvania...............................    Pennsylvania          100
 China America Insurance Company, Ltd............................................        Delaware           50
 Commerce and Industry Insurance Company.........................................        New York          100
 Commerce and Industry Insurance Company of Canada...............................         Ontario          100
 Delaware American Life Insurance Company........................................        Delaware          100
 Hawaii Insurance Consultants, Ltd...............................................          Hawaii          100
 HSB Group, Inc..................................................................        Delaware          100
   The Hartford Steam Boiler Inspection and Insurance Company....................     Connecticut          100
     The Hartford Steam Boiler Inspection and Insurance Company of Connecticut...     Connecticut          100
     HSB Engineering Insurance Limited...........................................         England          100
       The Boiler Inspection and Insurance Company of Canada.....................          Canada          100
 The Insurance Company of the State of Pennsylvania..............................    Pennsylvania          100
 Landmark Insurance Company......................................................      California          100
 Mt. Mansfield Company, Inc......................................................         Vermont          100
 National Union Fire Insurance Company of Pittsburgh, Pa.........................    Pennsylvania          100
   American International Specialty Lines Insurance Company......................          Alaska           70/(18)/
   Lexington Insurance Company...................................................        Delaware           70/(18)/
     AIG Centennial Insurance Company............................................    Pennsylvania          100
       AIG Premier Insurance Company.............................................    Pennsylvania          100
        AIG Indemnity Insurance Company..........................................    Pennsylvania          100
       AIG Preferred Insurance Company...........................................    Pennsylvania          100

                              SUBSIDIARIES OF AIG

                                                                                        Percentage
                                                                                        of Voting
                                                                                        Securities
                                                                       Jurisdiction of Owned by its
                                                                        Incorporation   Immediate
                                                                       or Organization Parent/(2)/
                                                                       --------------- ------------
       AIG Auto Insurance Company of New Jersey.......................      New Jersey          100
     JI Accident & Fire Insurance Co. Ltd.............................           Japan           50
   National Union Fire Insurance Company of Louisiana.................       Louisiana          100
   National Union Fire Insurance Company of Vermont...................         Vermont          100
   21st Century Insurance Group.......................................      California        33.03/(19)/
     21st Century Insurance Company...................................      California          100
     21st Century Casualty Company....................................      California          100
     21st Century Insurance Company of the Southwest..................           Texas          100
   Starr Excess Liability Insurance Company, Ltd......................        Delaware          100
     Starr Excess Liability Insurance International Ltd...............         Ireland          100
 NHIG Holding Corp....................................................        Delaware          100
   Audubon Insurance Company..........................................       Louisiana          100
     Audubon Indemnity Company........................................     Mississippi          100
     Agency Management Corporation....................................       Louisiana          100
       The Gulf Agency, Inc...........................................         Alabama          100
   New Hampshire Insurance Company....................................    Pennsylvania          100
     AIG Europe, S.A..................................................          France        70.48/(20)/
     AI Network Corporation...........................................        Delaware          100
     American International Pacific Insurance Company.................        Colorado          100
     American International South Insurance Company...................    Pennsylvania          100
     Granite State Insurance Company..................................    Pennsylvania          100
     New Hampshire Indemnity Company, Inc.............................    Pennsylvania          100
       AIG National Insurance Company, Inc............................        New York          100
     Illinois National Insurance Co...................................        Illinois          100
     New Hampshire Insurance Services, Inc............................   New Hampshire          100
   AIG Star Life Insurance Co., Ltd...................................           Japan          100
 The Philippine American Life and General Insurance Company...........     Philippines        99.78
   Pacific Union Assurance Company....................................      California          100
   Philam Equitable Life Assurance Company, Inc.......................     Philippines        95.31
   Philam Insurance Company, Inc......................................     Philippines          100
 Risk Specialist Companies, Inc.......................................        Delaware          100
 United Guaranty Corporation..........................................  North Carolina        36.3l/(21)/
   A.I.G. Mortgage Holdings Israel, Ltd...............................          Israel        82.12
     E.M.I.-Ezer Mortgage Insurance Company, Limited..................          Israel          100
   AIG United Guaranty Agenzia DI Assicurazione S.R.L.................           Italy          100
   AIG United Guraranty Insurance (Asia) Limited......................       Hong Kong          100
   AIG United Guaranty Re, Ltd........................................         Ireland          100
   United Guaranty Insurance Company..................................  North Carolina          100
   United Guaranty Mortgage Insurance Company.........................  North Carolina          100
   United Guaranty Mortgage Insurance Company of North Carolina.......  North Carolina          100
   United Guaranty Partners Insurance Company.........................         Vermont           80
   United Guaranty Residential Insurance Company of North Carolina....  North Carolina          100
   United Guaranty Residential Insurance Company......................  North Carolina        75.03/(22)/
     United Guaranty Commercial Insurance Company of North Carolina...  North Carolina          100
     United Guaranty Mortgage Indemnity Company.......................  North Carolina          100

                              SUBSIDIARIES OF AIG

                                                                                        Percentage
                                                                                        of Voting
                                                                                        Securities
                                                                       Jurisdiction of Owned by its
                                                                        Incorporation   Immediate
                                                                       or Organization Parent/(2)/
                                                                       --------------- ------------
   United Guaranty Credit Insurance Company...........................  North Carolina          100
  United Guaranty Services, Inc.......................................  North Carolina          100

--------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)   Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
      2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)   Also owned 10 percent by AIG Matched Funding Corp.
(6)   Also owned 21 percent by Commerce and Industry Insurance Company.
(7)   Indirect wholly-owned subsidiary.
(8)   Formerly known as AIG SunAmerica Inc.
(9)   Also owned 30 percent by AIG Retirement Services, Inc.
(10)  Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)  Also owned 50 percent by The Insurance Company of the State of
      Pennsylvania.
(14)  Also owned by 11 other AIG subsidiaries.
(15)  Also owned 25.95 percent by AIG.
(16)  Also owned 22.48 percent by American Home Assurance Company.
(17)  Also owned ten percent by a subsidiary of American Life Insurance Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)  100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
      0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The United States Life Insurance Company in the City of New York

The United States Life Insurance Company in the City of New York's Bylaws provide in Article X for indemnification of directors, officers and employees of the Company.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) Management.

Name and Principal           Positions and Offices with Underwriter
Business Address             American General Equity Services Corporation
---------------------------  -------------------------------------------------
Rodney O. Martin, Jr.        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire              Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Underwriter
Business Address             American General Equity Services Corporation
---------------------------  --------------------------------------------------
Gary D. Reddick              Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II          President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.       Vice President
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington            Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson           Vice President, Chief Compliance Officer and Anti-
2727 Allen Parkway           Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires               Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck            Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker                 Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson            Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Underwriter
Business Address             American General Equity Services Corporation
---------------------------  -------------------------------------------------
John D. Fleming              Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore             Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                     Net          Compensation on
Name of          Underwriting   Events Occasioning
Principal       Discounts and   the Deduction of a   Brokerage     Other
Underwriter      Commissions    Deferred Sales Load Commissions Compensation
-----------     --------------  ------------------- ----------- ------------
American
General
Equity Services
Corporation           0                 0                0           0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York(s Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 32. Management Services Not applicable.

Item 33. Fee Representation

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2006.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL VL-R
                                        (Registrant)

                                    BY: THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)

                                    BY: ROBERT F. HERBERT, JR.
                                        -----------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                          Date
---------                         -----                          ----
RODNEY O. MARTIN, JR.             Director, Chairman,            April 28, 2006
--------------------------------  President and Chief
RODNEY O. MARTIN, JR.             Executive Officer

DAVID J. DIETZ                    Director, Chairman and         April 28, 2006
--------------------------------  Chief Executive Officer
DAVID J. DIETZ

MARY JANE FORTIN                  Director, Chief Financial      April 28, 2006
--------------------------------  Officer and Executive
MARY JANE FORTIN                  Vice President

M. BERNARD AIDINOFF               Director                       April 28, 2006
--------------------------------
M. BERNARD AIDINOFF

MARION E. FAJEN                   Director                       April 28, 2006
--------------------------------
MARION E. FAJEN

PATRICK J. FOLEY                  Director                       April 28, 2006
--------------------------------
PATRICK J. FOLEY

                                  Director                       April __, 2006
--------------------------------
CECIL C. GAMWELL III

                                    USL - 2

Signature                         Title                          Date
---------                         -----                          ----
JACK R. HARNES                    Director                       April 28, 2006
--------------------------------
JACK R. HARNES

DAVID L. HERZOG                   Director                       April 28, 2006
--------------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                 Director                       April 28, 2006
--------------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL                    Director                       April 28, 2006
--------------------------------
JOHN I. HOWELL

GARY D. REDDICK                   Director                       April 28, 2006
--------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT              Director                       April 28, 2006
--------------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                  Director                       April 28, 2006
--------------------------------
JAMES W. WEAKLEY

                                    USL - 3

                                                                     333-105762
                                                                      811-09359

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2006.

                                                 AMERICAN HOME ASSURANCE COMPANY

                                             BY: ROBERT S. SCHIMEK
                                                 -------------------------------
                                                 ROBERT S. SCHIMEK
                                                 SENIOR VICE PRESIDENT
                                                   AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                          Date
---------                         -----                          ----
*M. BERNARD AIDINOFF              Director                       April 28, 2006
--------------------------------
 M. BERNARD AIDINOFF

*STEVEN J. BENSINGER              Director                       April 28, 2006
--------------------------------
 STEVEN J. BENSINGER

*JOHN Q. DOYLE                    Director and President         April 28, 2006
--------------------------------
 JOHN Q. DOYLE

*JEFFREY L. HAYMAN                Director                       April 28, 2006
--------------------------------
 JEFFREY L. HAYMAN

*DAVID L. HERZOG                  Director                       April 28, 2006
--------------------------------
 DAVID L. HERZOG

*ROBERT E. LEWIS                  Director                       April 28, 2006
--------------------------------
 ROBERT E. LEWIS

*KRISTIAN P. MOOR                 Director and Chairman          April 28, 2006
--------------------------------
 KRISTIAN P. MOOR

*WIN J. NEUGER                    Director                       April 28, 2006
--------------------------------
 WIN J. NEUGER

*ROBERT M. SANDLER                Director                       April 28, 2006
--------------------------------
 ROBERT M. SANDLER

Signature                         Title                               Date
---------                         -----                               ----
*ROBERT S. SCHIMEK                Director, Senior Vice          April 28, 2006
--------------------------------  President and Treasurer
 ROBERT S. SCHIMEK

*NICHOLAS S. TYLER                Director                       April 28, 2006
--------------------------------
 NICHOLAS S. TYLER

*NICHOLAS C. WALSH                Director                       April 28, 2006
--------------------------------
 NICHOLAS C. WALSH

--------
* BY: ROBERT S. SCHIMEK
      ----------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

      (h)(40)(a) Form of Marketing and Administrative Services Support
                 Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York.

      (i)(2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York.

      (i)(2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975.

      (i)(2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975.

      (i)(2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998.

      (i)(2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002.

      (i)(2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004.

       (i)(2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003.

       (i)(2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003.

       (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

       (r)(1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.

                                      E-2